Exhibit 10.2
FOIA CONFIDENTIAL TREATMENT REQUESTED
PORTIONS OF THIS EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
WV3 Satellite Purchase Agreement 60150
Document No. 10329664
WorldView 3 Satellite Purchase Agreement # 60150
By and Between
DigitalGlobe, Inc.
and
Ball Aerospace & Technologies Corp.

Document Number	10329664
Release Date:	Aug 20, 2010
Issue/Revision:	Initial Release
Effective Date:	Sept 1, 2010
Prepared by:	[**Redacted**]
Approved By	[**Redacted**]
RESTRICTION ON USE, PUBLICATION, OR DISCLOSURE OF PROPRIETARY INFORMATION
THIS AGREEMENT AND THE INFORMATION CONTAINED THEREIN ARE CONFIDENTIAL AND PROPRIETARY TO DIGITALGLOBE AND BALL AEROSPACE & TECHNOLOGIES CORP (BATC) AND SHALL NOT BE PUBLISHED OR DISCLOSED TO ANY THIRD PARTY WITHOUT THE EXPRESS WRITTEN CONSENT OF A DULY AUTHORIZED REPRESENTATIVE OF DIGITALGLOBE AND BATC.

WV3 Satellite Purchase Agreement 60150
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TABLE OF CONTENTS
TERMS AND CONDITIONS

EXHIBIT 1 -	STATEMENT OF WORK FOR THE WORLDVIEW 3 SATELLITE (“Statement of Work”)

EXHIBIT 2 -	WORLDVIEW 3 SATELLITE SPECIFICATION

EXHIBIT 3 -	WORLDVIEW 3 MILESTONE PAYMENT AND TERMINATION LIABILITY SCHEDULE

EXHIBIT 4 -	WORLDVIEW 3 SOFTWARE LICENSE AGREEMENT

EXHIBIT 5 -	WORLDVIEW 3 BI-LATERAL NON-DISCLOSURE AGREEMENT

1. DEFINITIONS AND CONSTRUCTION	1
1.1. CERTAIN DEFINITIONS	1
1.2. OTHER TERMS	4
1.3. INTEGRATION AND CONSTRUCTION	4
1.4. HEADINGS	4
2. SCOPE OF WORK	4
2.1. GENERAL	4
2.2. CONTRACTOR WORK COMMITMENT	5
3. CONTRACT PRICE	5
3.1. CONTRACT PRICE	5
3.2. CHANGES IN CONTRACT PRICE	5
3.3. TAXES AND DUTIES	5
4. PAYMENT	6
4.1. REQUESTS FOR PAYMENT AND INVOICES	6
4.2. PAYMENT	7
4.3. DISPUTED AMOUNTS	7
4.4. SET OFF	8
4.5. LATE PAYMENT	8
5. ACCESS TO WORK	8
5.1. FACILITIES	8
5.2. NO RELIEF	8
5.3. WORKERS COMPENSATION AND EMPLOYER’S LIABILITY	9
6. DELIVERY	9
7. RESERVED	9
8. TITLE AND RISK OF LOSS	9
9. EXCUSABLE DELAY	9
9.1. EXCUSABLE DELAY DEFINED	9
9.2. EQUITABLE ADJUSTMENTS	10
9.3. MAXIMUM EXCUSABLE DELAY	10

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10. CORRECTIVE MEASURES IN SATELLITE AND OTHER CONTRACT DELIVERABLES	10
10.1. NOTICE OF DEFECTS	10
10.2. DUTY TO CORRECT	11
11. CHANGES IN SCOPE OF WORK	12
11.1. CHANGES DIRECTED BY CUSTOMER	12
11.2. CHANGES REQUESTED BY CUSTOMER	13
11.3. CHANGES REQUESTED BY CONTRACTOR	13
11.4. PRICING OF CHANGES	13
11.5. DELAYS CAUSED BY CUSTOMER	13
12. PERMITS AND LICENSES; COMPLIANCE WITH LAWS	14
12.1. UNITED STATES PERMITS, LICENSES, AND LAWS	14
12.2. REVIEW OF APPLICATIONS	14
12.3. VIOLATIONS OF LAW	14
13. SUBCONTRACTS	14
13.1. SUBCONTRACTS	14
13.2. NO PRIVITY OF CONTRACT	15
13.3. ASSIGNMENT OF SUBCONTRACTS	15
13.4. CONTRACTOR’S DUTIES WITH RESPECT TO SUBCONTRACTORS	15
14. PERSONNEL AND KEY PERSONNEL	15
14.1. PERSONNEL QUALIFICATIONS	15
14.2. KEY PERSONNEL POSITIONS	15
14.3. ASSIGNMENT OF KEY PERSONNEL	15
15. CONTRACTOR’S REPRESENTATIONS, COVENANTS, AND WARRANTIES	16
15.1. ORGANIZATION; GOOD STANDING AND QUALIFICATION	16
15.2. AUTHORIZATION	16
15.3. CONTRACTOR WARRANTIES FOR CONTRACT DELIVERABLES	17
15.4. REMEDIES	18
16. CUSTOMER’S REPRESENTATIONS, WARRANTIES AND COVENANTS	18
16.1. ORGANIZATION; GOOD STANDING AND QUALIFICATION	18
16.2. AUTHORIZATION	19
16.3. THIRD PARTY INTELLECTUAL PROPERTY	19
17. INTELLECTUAL PROPERTY RIGHTS	20
17.1. CONTRACTOR FURNISHED/DEVELOPED TECHNOLOGY AND DATA	20
17.2. CUSTOMER DEVELOPED TECHNOLOGY AND DATA	20
17.3. FUTURE LICENSES	20
17.4. CONTRACTOR INTELLECTUAL PROPERTY INDEMNITY	20
17.5. CUSTOMER INTELLECTUAL PROPERTY INDEMNITY	21
17.6. SOURCE CODE ESCROW	22
17.7. RESERVED	22
17.8. INTELLECTUAL PROPERTY REPRESENTATION	22

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18. INDEMNIFICATION	22
18.1. CONTRACTOR’S INDEMNIFICATION	22
18.2. CUSTOMER’S INDEMNIFICATION	23
18.3. INDEMNIFICATION PROCEDURES	23
18.4. WAIVER OF SUBROGATION	24
19. LIQUIDATED DAMAGES FOR LATE DELIVERY	24
20. INSURANCE	25
20.1. GENERAL OBLIGATIONS	25
20.2. LAUNCH AND IN-ORBIT INSURANCE	26
21. DISPUTE RESOLUTION	26
21.1. INFORMAL DISPUTE RESOLUTION	26
21.2. ARBITRATION	27
22. LAUNCH SUPPORT AND LAUNCH	27
23. CUSTOMER’S RESPONSIBILITIES	27
24. FAILURE TO MAKE ADEQUATE PROGRESS	28
25. TERMINATION	28
25.1. TERMINATION FOR CUSTOMER’S CONVENIENCE	28
25.2. TERMINATION FOR CONTRACTOR’S DEFAULT	29
25.3. TERMINATION FOR EXCUSABLE DELAY	30
25.4. TERMINATION RIGHT EXPIRATION	30
25.5. TERMINATION FOR CUSTOMER’S DEFAULT	31
25.6. CONSEQUENCE OF TERMINATION; INVOICE; AUDIT	31
25.7. SECURITY INTERESTS	33
26. GENERAL	33
26.1. ASSIGNMENT	33
26.2. ENTIRE AGREEMENT	34
26.3. AMENDMENTS/MODIFICATIONS	34
26.4. SEVERABILITY	34
26.5. APPLICABLE LAW	34
26.6. NOTICES	34
26.7. RELATIONSHIP OF THE PARTIES	35
26.8. SURVIVAL	35
26.9. NO THIRD-PARTY BENEFICIARIES	36
26.10. CONSENTS AND APPROVALS	36
26.11. NO WAIVER; REMEDIES	36
26.12. COVENANT OF GOOD FAITH	36
26.13. LIMITATION OF LIABILITY	36
26.14. PUBLIC ANNOUNCEMENTS	37
26.15. NONDISCLOSURE AGREEMENT	37

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WORLDVIEW 3 SATELLITE PURCHASE AGREEMENT
THIS SATELLITE PURCHASE AGREEMENT, including the Exhibits referenced in Article 2.1 and incorporated herein, (collectively the “Agreement”) is made and entered into as of September 1, 2010) (the “Effective Date”), by and between DIGITALGLOBE, INC., a Delaware corporation with its principal offices located at 1601 Dry Creek Drive, Suite 260, Longmont, Colorado 80503 (“Customer”), and BALL AEROSPACE & TECHNOLOGIES CORP., a Delaware corporation with its principal offices located at 1600 Commerce Street, Boulder, Colorado 80301 (“Contractor”). As used in this Agreement, “Party” means either Customer or Contractor, as appropriate, and “Parties” means Customer and Contractor.
RECITALS
WHEREAS, Customer desires to procure one (1) remote sensing Satellite and related data and documentation and services as more specifically set forth in Exhibits A and B hereto;
WHEREAS, Contractor is in the business of providing satellites and related data and documentation and services on a commercial basis;
WHEREAS, Customer is willing to purchase the Satellite and other Work (as such terms are defined in Section 1) per the terms and conditions set forth herein.

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NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and intending to be legally bound hereby, the Parties agree as follows:
1. DEFINITIONS AND CONSTRUCTION
1.1. CERTAIN DEFINITIONS.
In this Agreement, the following terms shall have the meaning stated hereunder:
(a) Reserved “
(b) “AFFILIATE” means, with respect to an entity, any other entity controlling or controlled by or under common control with such entity.
(c) “AVAILABLE FOR SHIPMENT” means that a Satellite has successfully passed all in-plant acceptance tests, has successfully undergone a Pre-Ship Review and has been declared, by both Customer and Contractor, to be ready to be shipped to the designated launch site.
(d) “BUSINESS DAY” means any day other than the following: a Saturday, Sunday, and any other day on which national banks are authorized to be closed in Colorado. Unless specified in this Agreement as a “Business Day”, all references to “day” or “days” shall mean calendar days.
(e) “CONTRACT DELIVERABLE(S)” has the meaning set forth in Section 3 of Exhibit 1.
(f) “CONTRACT PRICE” means the firm fixed price set forth in Article 3.1.
(g) “CORRECTION PLAN” means a plan submitted by Contractor that details the means by which Contractor shall correct a failure to make adequate progress toward completion of any Work under this Agreement in accordance with Article 24.
(h) “CRITICAL DESIGN REVIEW” has the meaning set forth in Exhibit 1.
(i) “CFE” means Customer Furnished Equipment and is comprised of the items detailed in Section 10 of Exhibit 1.
(j) “CUSTOMER PERSONNEL” means Customer employees, consultants or representatives, or Customer’s consultants’ employees.
(k) “DATA AND DOCUMENTATION” means that data and documentation to be supplied by Contractor pursuant to the requirements of Exhibit 1.
(l) “DEFECT” means; i) with respect to Deliverable Items, any nonconformance in materials, workmanship, or a failure to perform in accordance with the specifications and the interface control documents (ICD’s) set forth in the Agreement or applicable exhibits. (ii) with respect to Deliverable Services, a failure to meet any material requirement set forth in this Agreement or to conform to a standard consistent with good industrial practice, or (iii) any material error, omission, or inconsistency in Data and Documentation, including engineering reports, test plans, test reports, specifications and drawings, set forth in or required by the Agreement.
(m) “DELIVERABLE ITEM(S)” means any and all of items listed in Section 3.1 of Exhibit 1.

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(n) “DELIVERABLE SERVICE(S)” means the services set forth in Section 3.3 of Exhibit 1.
(o) “DELIVERY DATE(S)” means, with respect to any Deliverable Item, the delivery dates set forth in Exhibit 1.
(p) “DELIVERY SCHEDULE” means the schedule for Delivery of the Work as set forth in this Agreement and Exhibit 1.
(q) “DEMAND” means, in the context of Article 24, a demand made by Customer to Contractor for Contractor to provide a Correction Plan in the event Contractor is failing to make adequate progress in the performance of this Agreement.
(r) “EXCUSABLE DELAY” has the meaning set forth in Article 9.
(s) “EXHIBITS” means any and all exhibits, and any appendices thereto, to this Agreement, which are attached hereto and incorporated herein.
(t) “FINAL ACCEPTANCE” of a Contract Deliverable has the meaning set forth in Exhibit 1.
(u) “FIRST MILESTONE PAYMENT” means the first Milestone Payment identified in Exhibit 3.
(v) “INTELLECTUAL PROPERTY” means all algorithms, inventions, drawings technical data, works of authorship, mask works, technical information, computer software designs, methods, concepts, layouts, software, software codes, (in any form including source code and executable or object code), inventions (whether or not patented or patentable), network configurations and architectures, specifications, techniques, processes, data bases and data collections, protocols, technical data and documentation, and similar matter in which an Intellectual Property Right may subsist, which shall include, but not be limited to, technical analyses and reports, test plans, all interfaces between units, test reports, parts lists, anomaly reports and resolution, as built lists, and other program documentation, to review the design, satisfy requests from the U.S. Government for information, prepare operational documentation, to operate the Satellite following Launch, and to make repairs or modifications as necessary.
(w) “INTELLECTUAL PROPERTY RIGHTS” means all common law and statutory proprietary rights, including patent, patent application, patent registration, copyright, trademark, service mark, trade secret, mask work rights, moral rights, data rights and similar rights existing from time to time under the intellectual property Laws of the United States, any state or foreign jurisdiction or international treaty regime related to Intellectual Property.
(x) “LAUNCH” means, with respect to the Satellite, the intentional ignition of any of the motors on the launch vehicle.
(y) “LAUNCH READINESS REVIEW” shall have the meaning ascribed to it in Exhibit 1.
(z) “LAUNCH SERVICES” means the Launch and related services provided by a launch provider to be selected by Customer, including furnishing the launch vehicle, launch support, and equipment and facilities, for the purpose of launching the Satellite into orbit.
(aa) “LAUNCH SUPPORT SERVICES” has the meaning set forth in Exhibit 1.

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(bb) “LAW” OR “LAWS” means any laws, including rules, regulations, codes, injunctions, judgments, orders, ordinances, decrees, rulings, and charges thereunder, of any federal, state, local or municipal government of any country (and all agencies thereof) having jurisdiction over any portion of the Work.
(cc) “LOSSES” means all losses, liabilities, damages, royalty payments and claims, and all related costs and expenses (including reasonable legal fees and disbursements and costs of investigation, expert fees, litigation, settlement, judgment, interest, and penalties).
(dd) “MATERIAL ADVERSE EFFECT” means any material adverse change in (i) the legality, validity, or enforceability of this Agreement or (ii) the ability of Customer or Contractor to perform this Agreement.
(ee) “MILESTONE” means a portion of the definitive, measurable Work upon completion of which a payment is to be made in accordance with Exhibit 3
(ff) “MILESTONE CERTIFICATE” has the meaning set forth in Article 4.
(gg) “MILESTONE PAYMENT” means any of those payments listed as specific Milestone Payments in Exhibit 3.
(hh) “PRELIMINARY DESIGN REVIEW” has the meaning assigned in Exhibit 1.
(ii) “PRE-SHIP REVIEW” shall have the meaning ascribed to it in Exhibit 1.
(jj) Reserved
(kk) “SATELLITE” means the satellite remote sensing system to be designed, developed and constructed by Contractor and delivered to Customer as specifically set forth in Exhibit 1.
(ll) “SATELLITE DELIVERY” means Initial Acceptance as defined in Exhibit 1.
(mm) “SATELLITE FLIGHT SOFTWARE” means the software to be delivered to, and installed by Contractor in the flight computer(s) on-board the Satellite to perform the spacecraft house-keeping functions, operate the instrument and communicate with the ground as more specifically set forth in Exhibit 1.
(nn) “SATELLITE PERFORMANCE SPECIFICATIONS” means the technical specifications set forth in Exhibit 2.
(oo) “SATELLITE SIMULATOR” has the meaning set forth in Exhibit 1.
(pp) “SOFTWARE LICENSE” means the software license as documented in Exhibit 4.
(qq) “TERMINATION LIABILITY AMOUNTS” means the amounts listed as Termination Liability Amounts in Exhibit 3.
(rr) Reserved
(ss) “WORK” means all design, development, construction, manufacturing, labor, services, and acts by Contractor and its subcontractors, including, tests to be performed, and any and all Contract Deliverables, including the Satellites, Satellite Flight Software, Data and Documentation, training, and equipment, materials, articles, matters, services, and things to be furnished and rights to be transferred under this Agreement, or any subcontract entered into by Contractor, all as further described in Exhibit 1.
(tt) “WV3 INSTRUMENT” has the meaning set forth in Exhibits 1 and 2.

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1.2. OTHER TERMS.
Other terms in this Agreement are defined in the context in which they are used and shall have the meanings there indicated.
1.3. INTEGRATION AND CONSTRUCTION.
The documents listed below in this Article 1.3, including any Attachments, Schedules, and Annexes referenced therein constitute this Agreement and shall be deemed to constitute one fully integrated agreement between the Parties. In the event of any conflict or inconsistency among the provisions of the various documents of this Agreement, such conflict or inconsistency shall be resolved by giving a descending level of precedence to the documents in the order set forth below:
(a) Terms and Conditions of this Agreement
(b) Exhibit 1 — WorldView 3 Satellite Statement of Work
(c) Exhibit 2 — WorldView 3 Satellite Specification
(d) Exhibit 3 — WorldView 3 Milestone Payment and Termination Liability Schedule
(e) Exhibit 4 — WorldView 3 Software License Agreement
(f) Exhibit 5 — WorldView 3 Bi-lateral Non-Disclosure Agreement
1.4. HEADINGS.
The Article headings are for convenience of reference only and shall not be considered in interpreting the text of this Agreement.
2. SCOPE OF WORK
2.1. GENERAL.
(a) In accordance with the requirements of this Agreement, Contractor shall provide and Customer shall purchase the Work.
(b) Contractor shall furnish and perform the Work in accordance with the provisions of this Agreement and in the manner specified in the following documents:
(1) Exhibit 1 — WorldView 3 Satellite Statement of Work
(2) Exhibit 2 — WorldView 3 Satellite Specification
(3) Exhibit 3 — WorldView 3 Milestone Payment and Termination Liability Schedule
(4) Exhibit 4 — WorldView 3 Software License Agreement
(5) Exhibit 5 — WorldView 3 Bi-lateral Non-Disclosure Agreement
(c) Contract Line Items. The contract line items under the contract shall be:
(1) CLIN 1: Satellite and related services and data.

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2.2. CONTRACTOR WORK COMMITMENT.
Contractor shall commence the Work in compliance with the requirements of this Agreement and will use commercially reasonable efforts to perform sufficient Work to maintain the Delivery Dates for all deliverables per Exhibit 1.
3. CONTRACT PRICE
3.1. CONTRACT PRICE.
The total Contract Price for all Work required to be provided by Contractor under this Agreement is the Firm-Fixed-Price (“FFP”) amount set forth in Exhibit 3.
3.2. CHANGES IN CONTRACT PRICE.
This is a FFP Agreement. Except as otherwise expressly provided in this Agreement, the Contract Price is not subject to any escalation or to any adjustment or revision.
3.3. TAXES AND DUTIES.
(a) Taxes: All taxes and similar assessments, levies, and government-imposed obligations arising with respect to any Contract Deliverables and/or support services (except for Contractor’s income or franchise taxes) shall be the obligation of and be paid by Customer whether such taxes become due upon any payments under the Agreement or upon a future tax assessment as a result of an audit, or other event or notification by the relevant tax authority. For this purpose and unless otherwise indicated below, taxes shall mean and include any and all taxes imposed by the U.S. and its states and localities, sales and use, value added (including reverse charge value added tax), turnover, import duty, import VAT, property, excise, privilege or other fees, duties or taxes assessed by the sale, ownership, or use of the Contract Deliverable(s), support services, and any goods provided under this Agreement.
(b) Sales and Use Taxes: All applicable payments for sales and use taxes shall be collected from Customer by Contractor and remitted to the appropriate taxing authority in the legally defined time frame determined by said taxing authority. To the extent that Customer determines that it is exempt from any sales and use tax(es), Customer shall provide the Contractor with the applicable and executed exemption certificate.
(c) Non-Recurring Engineering Services: The Parties have initially determined that the non-recurring engineering services contemplated under this Agreement will be exempt from sales and use tax. Accordingly, Contractor will include these services as a separate line item(s) on its invoices. Billing will occur with the Milestone Payments up the value of the non-recurring engineering charges which will be exempt from sales and use tax, with subsequent Milestone Payments reflecting the final Contract Deliverable(s) which will be taxed unless a Resale Certificate is obtained.
(d) Sales Tax Exemption: Certain Contract Deliverables are tangible personal property and may be subject to Sales and Use Tax unless a properly completed Resale or Sales Tax Exemption Certificate is provided by Customer to Contractor. Customer agrees to reimburse Contractor for tax, interest, and any penalty assessed by any taxing authority where the claim for exemption is denied or where the non-recurring engineering services are taxable as sales.

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(e) Licenses, Gross Receipts, Business and Occupation Taxes: Each Party will be responsible for its own licenses, gross receipts (with the exception of any sales taxes referred to as gross receipts), and business and occupation taxes.
(f) Property Taxes: Each Party will be responsible for property taxes due on property owned by the respective Party with the exception of any assessed property that constitutes a Contract Deliverable. Customer will be responsible for any property taxes on Contract Deliverables.
(g) Other Taxes: Each Party will be responsible for its own corporate income or franchise taxes based upon income and/or net worth.
4. PAYMENT
4.1. REQUESTS FOR PAYMENT AND INVOICES.
(a) Customer shall make Milestone Payments, and any other required payments under this Agreement to Contractor in accordance with this Article 4.1 and Exhibit 3 as applicable.
(b) The Parties have agreed upon a payment and termination liability schedule set forth in Exhibit 3. Customer shall pay Contractor upon successful completion of each Milestone and submission of a corresponding invoice as described herein. Contractor shall prepare and deliver to Customer with each invoice a Request For Payment, accompanied by a certificate in the form of Annex I to Exhibit 3 hereto (the “Milestone Certificate”) and such supporting data as Customer reasonably deems necessary or appropriate. Subject to the foregoing, Customer shall sign each Milestone Certificate to signify Customer’s agreement that the applicable Milestone has been completed. A Milestone shall not be regarded as completed, and no payment shall be made, until all the Work required under the particular Milestone has been completed and documented in accordance with applicable specifications and procedures and all the relevant documentation and training required under this Agreement for such Milestone has been provided to Customer’s reasonable satisfaction. In the event that Customer does not agree that a Milestone has been completed, Customer shall notify Contractor in writing within ten (10) Business Days of receipt of the Milestone Certificate. If it is determined by Customer that Contractor has not completed the Milestone as specified in Exhibit 3, Customer may withhold the payment in full. Said withholding of payment, to the extent it is disputed by Contractor, shall be subject to the disputes process identified in Article 4.3 (Disputed Amounts).
(c) Contractor shall telefax, mail (overnight or return receipt requested) or hand-deliver signed copies of each Request For Payment, invoice and accompanying certificate and any supporting data to:

Fax:	[**Redacted**]
Address:	1601 Dry Creek Drive, Suite 260
Longmont, CO 80503
Contact:	Finance Department

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4.2. PAYMENT.
(a) Subject to the provisions of Article 4.1, Customer shall make in full each Milestone Payment within [**Redacted**] (unless otherwise specified in Exhibit 3) after receipt of invoice. Said Milestone Payment(s) shall be made via wire transfer or Electronic Funds Transfer to the following bank account as applicable:
[**Redacted**]
Regular Mail
[**Redacted**]
(b) In the event of anticipated early completion by Contractor of a Milestone in advance of such Milestone completion date as set forth in Exhibit 3, Contractor may invoice for Milestone(s) completed in advance of the Milestone completion date so long as it provides Customer with no less than thirty (30) days prior notice of the anticipated completion date to allow Customer time to arrange for payment of the applicable Milestone.
(c) Upon early completion of Satellite Delivery, Customer shall pay Contractor an early completion payment of [**Redacted**] per day up to an aggregate amount of [**Redacted**] (e.g. up to a total of [**Redacted**] prior to the date of the Delivery Date) upon receipt of invoice. Said payment is due and payable within [**Redacted**] of Customer’s receipt of invoice.
4.3. DISPUTED AMOUNTS.
(a) If Customer does not agree that the Milestone associated with a Request For Payment has been satisfactorily completed, Customer shall give written notice to Contractor within ten (10) Business Days after receipt by Customer of a Request For Payment. Upon receipt of such notice, and to the extent that Contractor disputes said notice, the Parties’ respective Program Managers shall meet and use good faith efforts to resolve such disagreement.
(b) If the Parties’ Program Managers fail to resolve such disagreement within thirty (30) days after receipt by Customer of the Request For Payment, each Party will designate a member of their respective executive teams to meet to resolve the dispute within fifteen (15) days after the aforementioned thirty (30) days. In the event the designees cannot resolve such disagreement, the Chief Executive Officers of the Parties shall meet to resolve the dispute.
(c) In the event the Chief Executive Officers cannot resolve such dispute within fifteen (15) days of the aforementioned fifteen (15) days (within 60 days of receipt of the Milestone Certificate, then either Party may seek resolution of such dispute pursuant to Article 22.2. In any event, such unresolved dispute shall be referred to arbitration pursuant to Article 22.2.

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4.4. SET OFF.
In the event one Party has not paid the second Party any amount that is due and payable to the second Party under this Agreement, such second Party shall have the right to set off such amount against payments due under this Agreement to the first Party.
4.5. LATE PAYMENT.
For any undisputed payment under this Agreement that is overdue, the Party entitled to such payment shall also be entitled to [**Redacted**]. This remedy [**Redacted**]. Late payment charges will be billed on a separate invoice.
5. ACCESS TO WORK
5.1. FACILITIES.
(a) Contractor shall provide Customer Personnel and/or duly authorized government representatives or consultants reasonable access to all Work (including work-in-progress, documentation, and testing) at the facilities of Contractor and, its Subcontractors (as set forth in paragraph 7.7.2 of Exhibit 1), during regular business hours, or such other times as Work is being performed under this Agreement. Said access shall be subject to the Contractor’s or Subcontractor’s procedures and requirements and shall not unreasonably interfere with such Work. Customer’s access to Work shall be coordinated through the Contractor’s program office.
(b) Any personnel visiting any facility of Contractor or a subcontractor (i) will abide by Contractor’s security regulations and/or those of its subcontractors and any and all applicable Laws of the jurisdiction in which a Contractor or subcontractor facility is located; (ii) will abide by all applicable Laws and Articles under this Agreement regarding its use any information, including any confidential/proprietary information, received in connection with the access provided hereunder only in the performance of this Agreement; and (iii) will not remove any data, documents, materials, or other items from any facility of the Contractor or its subcontractors (other than Data and Documentation and other documents delivered to Customer Personnel for Customer’s use and with no requirement to return to Contractor) without the express written consent of Contractor’s Program Manager. The Customer and, if appropriate, authorized government representatives or consultants, shall execute any standard non-disclosure agreement that is necessary for access to a subcontractor’s facility.
5.2. NO RELIEF
The inspection, examination, observation, agreement to or approval, waiver or deviation by either Party with respect to any design, drawing, specification, or other documentation produced under this Agreement shall not relieve the other Party from fulfilling its contractual obligations. Nor will the above actions result in any liability being imposed on the other Party, unless and to the extent such waiver, deviation, agreement, or approval specifically provides in writing for such relief to either Party or such imposition of liability on either Party.

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5.3. WORKERS COMPENSATION AND EMPLOYER’S LIABILITY
Contractor and Customer shall maintain worker’s compensation and employer’s liability insurance covering all employees of Contractor and Customer engaged in the performance of this Agreement for claims arising under any applicable Worker’s Compensation and Occupational Disease Acts. Contractor and Customer shall maintain certificates evidencing such insurance available for review upon request.
6. DELIVERY
Contract Deliverables listed in Exhibit 1 shall be delivered by Contractor to the destinations specified in Exhibit 1 on or before the dates (“Delivery Dates”) specified in said Exhibit. Delivery Dates may be adjusted in accordance with this Agreement.
7. RESERVED
8. TITLE AND RISK OF LOSS
Transfer of title to and risk of loss for each of the Deliverable Items listed in Section 3.1 of Exhibit 1 (excluding the Satellite) shall pass to [**Redacted**] as indicated in Exhibit 1, Section 3.1. Transfer of title to and risk of loss for the Satellite shall pass to the Customer [**Redacted**]. Contractor shall retain title to the WV3 Flight Software Test Bench (“FSTB”) and Deliverable Data listed in Section 3 of Exhibit 1 both prior to and after delivery. Any title transferred under this Agreement shall be free and clear of all liens and encumbrances of any kind.
9. EXCUSABLE DELAY
9.1. EXCUSABLE DELAY DEFINED.
(a) With respect to Contractor’s performance of its obligations under this Agreement, an “Excusable Delay” shall be any delay in the performance of the Work due to: war, outbreak of national hostilities, invasion or sabotage, Government sovereign acts; fire, earthquake, flood, epidemic, explosion, or quarantine restriction; strike or work slow down not reasonably within Contractor’s control; freight embargoes; acts of God; any subcontractor delay due to any of the foregoing events; provided written notice is given to Customer, in writing, within ten (10) Business Days after Contractor shall have first learned of the occurrence of such an event. Notwithstanding the foregoing, failure by Contractor to provide such notice shall not prevent such an event from qualifying as an Excusable Delay provided Customer’s Program Manager has actual notice of such event by means of publicly and commonly available sources (i.e. national or global coverage of major natural disaster) prior to Customer suffering any prejudice from Contractor’s failure to provide such notice. Such notice to be provided by Contractor, as required by the preceding provisions, shall include a detailed description of the portion of the Work known to be affected by such delay. In all cases, Contractor shall use reasonable efforts to avoid or minimize and/or work around such delay through the implementation of any work-around plans, alternate sources, or other means Contractor may utilize or expect to utilize to minimize a delay in performance of the Work. Contractor shall also provide Customer prompt written notice when the event constituting an Excusable Delay appears to have ended. This Article 9, including reliance on Excusable Delay, is only applicable to Contractor. Delays applicable to Customer are set forth in Article 11.5.

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(b) In the event Customer disputes the Excusable Delay, Customer shall inform Contractor in writing within ten (10) Business Days from the date of receipt of written notice of the event constituting an Excusable Delay and, if the Parties have not resolved the dispute within ten (10) Business Days of Contractor’s receipt of written notice from Customer, the dispute shall be resolved pursuant to Article 21.
9.2. EQUITABLE ADJUSTMENTS.
(a) In the event of an Excusable Delay under Article 9.1, there shall be an equitable adjustment made to the Delivery Schedule and Delivery Dates as set forth in Exhibit 1, as well as any interim schedule events set forth in Exhibit 1; provided, however, Contractor acknowledges and agrees that the occurrence of an Excusable Delay shall not entitle Contractor to an increase in the Contract Price.
(b) In the event of an adjustment in the Delivery Date of the Satellite due to an Excusable Delay, there shall be an adjustment in the Delivery Date of the Satellite as well as interim schedule events only to the extent such Delivery Date or schedule is impacted by the Excusable Delay.
(c) Customer may terminate this Agreement pursuant to Article 25.3 when it becomes known that the aggregate of Contractor’s Excusable Delays will exceed [**Redacted**]. Any dispute between the Parties as to the aggregate of Excusable Delay shall be subject to procedures set forth in Article 21.
9.3. MAXIMUM EXCUSABLE DELAY.
The maximum total amount of Excusable Delay shall be [**Redacted**].
10. CORRECTIVE MEASURES IN SATELLITE AND OTHER CONTRACT DELIVERABLES
10.1. NOTICE OF DEFECTS.
(a) Customer shall notify Contractor within [**Redacted**] Business Days in writing when Customer becomes aware of a Defect existing in any Contract Deliverable or component part thereof. Said Defect shall be capable of being demonstrated to Contractor. In the event Contractor disagrees with Customer as to the existence or nature of a Defect, Contractor shall so advise Customer in writing. In such event, the Parties shall negotiate in good faith to determine what Defect, if any, exists and any action required to remedy such Defect. Except to the extent written waivers are made, Customer’s failure to notify Contractor of any Defect shall not constitute a waiver of any rights of Customer or obligations of Contractor under this Agreement with respect to any such Defects.

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(b) Contractor shall advise Customer as soon as practicable by telephone or e-mail and confirm in writing any event, circumstance, or development that materially threatens the quality of any Contract Deliverables or component parts thereof, including any Satellite, or threatens the Delivery Dates established therefore.
(c) Without limiting the generality of the foregoing, if the data available from the Satellite shows that the Satellite contains a Defect, Contractor shall promptly inform Customer of such Defect.
10.2. DUTY TO CORRECT.
(a) Without limiting the obligations of Contractor or the rights of Customer under this Agreement, prior to Launch of the Satellite, Contractor shall, at its expense, promptly correct any Defect related to any Contract Deliverable or component thereof that Contractor or Customer discovers during the course of the Work. The duty to correct is not waived regardless of prior payments, reviews, inspections, approvals, or acceptances (with the exception of waivers and deviations previously agreed-upon). This provision is subject to the right of Contractor to have any items containing a Defect returned at Contractor’s expense to Contractor’s facility for Contractor to verify and correct the Defect.
(b) Following Launch of the Satellite, the Contractor’s duty to correct any Defect in the Contract Deliverables or components thereof [**Redacted**] in order to mitigate or eliminate the operational effects of the Defect. Contractor shall coordinate and consult with Customer concerning said resolution of Defects in the Satellite.
(c) Contractor shall fulfill the foregoing obligations at its own cost and expense, including all costs arising from charges for packaging, shipping, insurance, taxes, and other matters associated with the corrective measures, unless it is reasonably determined after investigation that Customer directly caused the Defect in question, in which case Customer shall pay all such costs.
(d) If Contractor fails to correct any material Defect with respect to any Contract Deliverable per Article 10.2(a) or 10.2(b), as applicable, within a reasonable time after notification from Customer and after the Parties have followed the provisions of Article 10.1 above, then, with the prior written consent of Contractor (said consent not to be unreasonably withheld), Customer may, by separate contract or otherwise, correct or replace such items or services and Contractor shall pay to Customer the reasonable cost of such correction or replacement., In the event of any dispute regarding the above, Article 21.2 shall apply. The amount payable by Contractor shall be verified at Contractor’s request by an internationally recognized firm of accountants appointed by Contractor.
(e) Contractor may at its option, either correct the Defect or seek a waiver. In the event the Defect is waived, Contractor shall, at the Customer’s request, promptly provide a written price reduction proposal for such change.
(f) Notwithstanding anything herein to the contrary, in the event there is a total loss of the Satellite prior to launch such that the Delivery of the Satellite would be delayed by more than [**Redacted**], then the Customer shall have the option of either requiring that Contractor replace the Work up to the point of loss at Contractor’s sole expense or return to Customer all payments made by Customer as of the date of the loss.
(g) This duty to correct does not apply to CFE.

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11. CHANGES IN SCOPE OF WORK
11.1. CHANGES DIRECTED BY CUSTOMER.
(a) Subject to paragraphs (b), (c) and (d) below, Customer shall be entitled to direct changes to the Satellite during the performance of this Agreement when any such changes are necessary for the Satellite [**Redacted**]. Any [**Redacted**] requiring a change to the Satellite between or among these items must be demonstrated to be of such magnitude that a failure to proceed with the change could be reasonably expected have a material effect on the performance of the Satellite . The Parties will agree upon the scope, implementation and technical direction of any change prior to proceeding with said change.
(b) Any change directed by Customer as described in paragraph (a) above shall be submitted in writing to Contractor. Contractor shall respond to such directed change in writing to Customer within [**Redacted**] after such directed change and shall include in such response the details of the impact of such change on the Contract Price, Delivery Schedule, Satellite Performance Specifications, or other terms of this Agreement.
(c) Customer shall notify Contractor in writing, within [**Redacted**] after receipt of Contractor’s response, whether or not Customer agrees with and accepts Contractor’s response. If Customer agrees with and accepts Contractor’s response, Contractor shall proceed with the performance of this Agreement as changed immediately upon the execution by both Parties of an Amendment reflecting such changes.
(d) If the Parties cannot agree on a reasonable price or revised Delivery Schedule, Satellite Performance Specifications, or other item, as occasioned by Customer’s directed change, and Customer still desires the directed change, Customer shall direct Contractor to proceed with the change and Customer shall pay Contractor’s proposed price and accept the revised Delivery Schedule or Satellite Performance Specifications or other item pending any decision to the contrary under Article 21. Contractor shall proceed with the Work as changed and Customer may dispute the reasonableness of the proposed price, revised Delivery Schedule, performance specification or under Article 21. In the event it is determined pursuant to such dispute resolution or by the Parties’ mutual written agreement that Customer is entitled to a full or partial refund of amounts paid under this paragraph (d), Customer shall be entitled to interest on such refunded amounts, such interest running from the date of payment by Customer to the date of refund at the [**Redacted**].

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11.2. CHANGES REQUESTED BY CUSTOMER.
In the event Customer desires to change the scope of work, the Delivery Schedules, or any other term of this Agreement, Customer shall submit a detailed description of the requested change to Contractor. Contractor shall respond within [**Redacted**] Business Days, with its proposal for adjustments to the consideration, Delivery Schedule and any other term of this Agreement. Subject to mutual agreement, the consideration, Delivery Schedule and/or any other affected term of this Agreement shall be modified to incorporate the mutually agreed upon change. If the Parties establish and agree that an advance target price is sufficient to initiate Work in the Customer requested change, the Contractor shall proceed with the Work as modified. In such circumstances, the final determination of the price, schedule and any other affected term will be agreed upon on/before [**Redacted**] days after any decision to proceed. Contractor may implement any change requested by Customer prior to the completion of the change negotiation. This decision shall not constitute Contractor’s acceptance of any change as requested nor shall it impair Contractor’s rights to additional consideration, schedule adjustment or modification of any other Agreement term.
11.3. CHANGES REQUESTED BY CONTRACTOR.
(a) Subject to paragraphs (b) and (c) below, Contractor may request, during the performance of this Agreement, any change within the general scope of this Agreement, including any change that will add or delete Work, affect the design of the Satellites, change the method of shipping or packing, or the place or time of Delivery, or will affect any other requirement of this Agreement.
(b) Any changes as described in paragraph (a) above requested by Contractor shall be submitted in writing to Customer at [**Redacted**] prior to the proposed date of the change. If such Contractor requested change causes an increase or decrease or other impact in the Contract Price, Delivery Schedule, Satellite Performance Specifications, or other terms of this Agreement, Contractor shall submit, with such request, a written proposal identifying such change and the impact thereof on the Contract Price, Delivery Schedule, Satellite Performance Specifications, or other terms of this Agreement.
(c) Customer shall notify Contractor in writing, within [**Redacted**] after receipt of the requested change proposal, whether or not Customer agrees with and accepts such change and the price/schedule/performance or other impact thereof. If Customer agrees with and accepts Contractor’s requested change and such impact thereof, Contractor shall proceed with the performance of this Agreement as changed.
11.4. PRICING OF CHANGES.
When calculating the change in the Contract Price caused by changes in the Work pursuant to this Article 11, such calculation shall be consistent with [**Redacted**].
11.5. DELAYS CAUSED BY CUSTOMER
(a) In the event Customer creates a delay by failure to act in a timely manner, or by an action that in some way prevents or impedes Contractor from making progress, including, but not limited to Customer’s failure to provide CFE and/or services in accordance with this Agreement’s requirements, the Parties shall agree upon an equitable adjustment in the affected terms (including price) of this Agreement under this clause to the extent of the schedule delay that Customer is specifically responsible for causing.

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(b) In the event Customer reasonably withholds acceptance and/or approvals, a delay shall not be deemed to have been caused by Customer. In the event such withholding of acceptance and/or approvals is unreasonable, a delay shall be deemed to have been caused by Customer to the extent, but only to such extent, that such an act has caused the delay to the project schedule, this Article 11.5 is the only remedy for of Contractor for Customer-caused delays.
12. PERMITS AND LICENSES; COMPLIANCE WITH LAWS
12.1. UNITED STATES PERMITS, LICENSES, AND LAWS.
(a) Contractor shall, at its own expense, obtain all United States Government approvals, permits, and licenses, including any required for export from or import into the United States, as may be required for its performance of the Work.
(b) Contractor shall, at its expense, perform the Work in accordance with all applicable Laws of the United States and the conditions of all applicable United States Government approvals, permits, or licenses.
12.2. REVIEW OF APPLICATIONS.
(a) Contractor shall review with Customer any application relating to import or export that Contractor makes to any government department, agency, or entity for any approval, permit, license, or agreement, as may be required for performance of the Work, prior to submission of such application. Contractor shall provide Customer a minimum of [**Redacted**] to review such application prior to submission to such governmental entity, and Contractor shall in good faith consider and accommodate any comments and proposed revisions made by Customer for incorporation into such application.
(b) Customer shall reasonably cooperate with Contractor in Contractor’s efforts to procure all such approvals, permits, licenses, and agreements.
12.3. VIOLATIONS OF LAW.
Customer shall not be responsible in any way for the consequences, direct or indirect, of any violation by Contractor, its subcontractors, or their respective Affiliates or associates of any Law or of any country whatsoever. Contractor shall not be responsible in any way for the consequences, direct or indirect, of any violation by Customer, its subcontractors, or their respective Affiliates or associates of any Law or of any country whatsoever.
13. SUBCONTRACTS
13.1. SUBCONTRACTS.
To the extent permitted under the relevant subcontract and subject to the subcontractor’s written approval and Customer’s execution of any subcontractor-required non-disclosure agreement, Contractor will provide, upon Customer’s reasonable request, copies of the technical content of the subcontract and/or a copy of the full text of any major subcontract (excluding price and payment schedule).

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13.2. NO PRIVITY OF CONTRACT.
Nothing in this Agreement shall be construed as creating any contractual relationship between Customer and any of Contractor’s subcontractors. Contractor is fully responsible to Customer for the acts or omissions of its subcontractors and all persons used by Contractor or any of its subcontractors in connection with performance of the Work. Except as provided for in Article 9, any failure by any of Contractor’s subcontractors to meet their obligations to Contractor shall not constitute a basis for Excusable Delay and shall not relieve Contractor from meeting any of its obligations under this Agreement. Customer’s acknowledgment of any vendor under subcontract or subcontractor shall not relieve Contractor from any obligations or responsibilities under this Agreement.
Nothing in this Agreement shall be construed as creating any contractual relationship between Contractor and any of Customer’s subcontractors. Customer is fully responsible to Contractor for the acts or omissions of its subcontractors and all persons used by Customer or any of its subcontractors in connection with delivery of the WV3 Instrument. Contractor’s acknowledgment of any vendor under subcontract or subcontractor shall not relieve Customer from any obligations or responsibilities under this Agreement.
13.3. ASSIGNMENT OF SUBCONTRACTS.
In accordance with Exhibit 1, Contractor shall make commercially reasonable efforts in negotiating its subcontracts to include an assignment clause that would enable the assignment of Contractor’s subcontract(s) in the event of a properly executed termination under this Agreement. Upon said termination of this Agreement and to the extent that Contractor has the legal and contractual right under the subcontract to do so, upon Customer’s written request, Contractor shall promptly assign said subcontract.
13.4. CONTRACTOR’S DUTIES WITH RESPECT TO SUBCONTRACTORS.
The Contractor’s duties and obligations under this Agreement shall include the obligations of its subcontractors.
14. PERSONNEL AND KEY PERSONNEL
14.1. PERSONNEL QUALIFICATIONS.
Contractor shall assign properly qualified and experienced personnel to the program contemplated under this Agreement, and Contractor shall use reasonable efforts to retain such personnel on Customer’s program for the duration of such program.
14.2. KEY PERSONNEL POSITIONS.
Contractor key personnel (“Key Personnel”) shall be the personnel set forth in Exhibit 1.

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14.3. ASSIGNMENT OF KEY PERSONNEL.
(a) Contractor will assign individuals from within Contractor’s organization to the Key Personnel positions as defined in Exhibit 1.
(b) Key Personnel will be familiar with programs similar to Customer’s program.
Before assigning an individual to any Key Personnel positions, whether as an initial assignment or a subsequent assignment, Contractor shall notify Customer of the proposed assignment, shall introduce the individual to appropriate Customer representatives and shall provide Customer with the individual’s resume (only in the event any such individual is not known to the Customer). If Customer in good faith objects to the qualifications of the proposed individual after being notified thereof, then Contractor agrees to discuss such objections with Customer and resolve such concerns on a mutually agreeable basis, including selecting alternative personnel. Customer may object to any Key Personnel during the course of the program, or in the event any individual filling a Key Personnel position leave such position for whatever reason, Contractor shall follow the procedures set forth in this Article 14.3 to select replacement personnel.
15. CONTRACTOR’S REPRESENTATIONS, COVENANTS, AND WARRANTIES
15.1. ORGANIZATION; GOOD STANDING AND QUALIFICATION.
Contractor represents that:
(a) it is a corporation duly organized, validly existing and in good standing under the Laws of Delaware;
(b) it has all requisite power and authority to own and operate its material properties and assets and to carry on its respective business as now conducted in all material respects; and
(c) it is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.
15.2. AUTHORIZATION.
Contractor represents that:
(a) it has all requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated by this Agreement;
(b) the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by the requisite corporate action of Contractor and do not conflict with any other agreement or obligation to which it is a party or which binds its assets; and
(c) this Agreement is a valid and binding obligation of Contractor, enforceable in accordance with its terms, except Contractor makes no representation or warranty as to the enforceability of remedies due to applicable bankruptcy, insolvency, moratorium, reorganization, or similar laws relating to or affecting the enforcement of creditor’s rights or by reason of general principles of equity.

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15.3. CONTRACTOR WARRANTIES FOR CONTRACT DELIVERABLES.
(a) Satellite (Pre-Launch): [**Redacted**], Contractor warrants that the Satellite (excluding CFE) furnished under this Agreement shall comply with the requirements of Exhibit 1 and be free from Defects (other than Defects waived in writing by the Customer). If the Customer becomes aware of a Defect, Customer shall notify Contractor within [**Redacted**] Business Days after discovery by Customer of the Defect. Except for Contractor’s obligations set forth in paragraph (b) immediately below, the warranty herein shall immediately expire upon Launch of the Satellite.
(b) Satellite (Post-Launch): Immediately upon Launch, Contractor’s obligation to correct any Defect in the Satellite or components thereof (excluding CFE) is defined by paragraph 10.2 (b) of this Agreement for a period of [**Redacted**].
(c) Other Contract Deliverables: With respect to all remaining Deliverable Items listed in Section 3.1 of Exhibit 1, excluding those items specified in Sections 3.1(f) and (g) of Exhibit 1, Contractor warrants that said Deliverable Items shall be free from Defects (other than those Defects waived by Customer) for a period of [**Redacted**] following delivery.
(d) Services: Contractor warrants that it will perform all services related to the Work in accordance with [**Redacted**] for work similar in type, scope and complexity of the Work.
(e) Data and Documentation: With respect to Data and Documentation, Contractor warrants that said Data and Documentation shall be free from material errors or omissions related to the operation of the Customer’s satellite for a period of [**Redacted**] following Launch.
(f) Contractor’s obligations under this warranty are, at the Contactor’s sole discretion, limited to inspection of the Contract Deliverable and repair or replacement of the Contract Deliverable. It is understood that such a warranty repair does not renew the warranty term for the Contract Deliverable. Notwithstanding the foregoing: (a) the warranty term for the Contract Deliverable (or portion thereof) being repaired or replaced shall be tolled during the period of such repair; and (b) where a warranty repair involves a portion of the Contract Deliverable, and the remaining portion of the Contract Deliverable can not be effectively tested and or utilized during the period of repair, then the warranty term for the remaining portion of the Contract Deliverable shall be tolled during such period of repair. Contractor’s obligations hereunder are expressly conditioned upon the following terms:
(1) In the event that the Contract Deliverable does not contain a Defect, Customer shall reimburse Contractor for all reasonable expenses incurred during the warranty determination.
(2) This warranty does not apply to any portion of CFE or to any Contract Deliverable or portion thereof that in any way has been repaired, altered, or otherwise affected in any manner by any act of Customer or its subcontractor(s) so as to affect the condition or performance of the Contract Deliverable or any Contract Deliverable or portion of the Contract Deliverable that shall have been subject to misuse, abuse, alteration, improper handling, improper testing or installation by Customer or its subcontractors, whether by accident or other cause.
(3) Before any Contract Deliverable is returned to the Contractor, Customer shall obtain written authorization from the Contractor. Customer assumes the responsibility for any/all unauthorized shipments. In the event that Contractor repairs or replaces any part under this warranty, the cost of shipping the part will be borne by the Customer.
(g) This warranty as set forth in this Article 15.3, does not extend to any customers or clients of Customer.

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15.4. REMEDIES.
(a) Notwithstanding anything to the contrary herein, Customer shall have the right at any time during the period of the warranties set forth in this Article 15.4 to require that any Work not conforming in all material respects to this Agreement be promptly corrected or replaced at Contractor’s expense with conforming Work.
(b) Contractor shall correct errors, including modifying code and making operational modifications, in accordance with Article 10.2. Either Party shall in a timely manner provide the other Party with access to engineering, software and operations support personnel, including and/or involving such other Party’s subcontractors and vendors, where feasible, for the purpose of resolving errors, problems, or issues relating to any Contract Deliverable to be delivered pursuant to this Agreement. After lapse of the warranty period specified in Article 15.3 for the duration of the operational life of the Satellite, the parties agree to enter into a time and materials agreement for such services as the parties may agree upon after the date hereof.
(c) In the event Contractor, for whatever reason, fails to perform its obligations under paragraph (b) above, with respect to any flight or ground software to be delivered under this Agreement, Contractor agrees in accordance with the terms of the Software License to allow Customer to use the source code and related documentation for such software so as to enable Customer to perform tasks contemplated by paragraph (2) above. Contractor shall ensure that all of Contractor’s source code for the flight firmware and software and ground software is appropriately maintained, stored, catalogued, and archived as necessary to maintain such source code to object code integrity.
(d) Under no circumstances, shall Contractor’s total liability under this warranty exceed the price actually paid by Customer under this Agreement. CONTRACTOR’S WARRANTIES UNDER THIS AGREEMENT ARE SOLELY LIMITED TO WARRANTIES IDENTIFIED ABOVE. CONTRACTOR DISCLAIMS ALL OTHER WARRANTIES, EXPRESS AND IMPLIED, INCLUDING BUT NOT LIMITED TO THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER EXPRESS OR IMPLIED WARRANTIES.
16. CUSTOMER’S REPRESENTATIONS, WARRANTIES AND COVENANTS
16.1. ORGANIZATION; GOOD STANDING AND QUALIFICATION.
Customer represents that:
(a) it is duly organized, validly existing and in good standing under the Laws of the State of Delaware;

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(b) it has all requisite power and authority to own and operate its material properties and assets and to carry on its respective business as now conducted in all material respects; and
(c) it is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.
16.2. AUTHORIZATION.
Customer represents that:
(a) it has all requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated by this Agreement;
(b) the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by the requisite corporate action of Customer and do not conflict with any other agreement or obligation to which it is a party or which binds its assets; and
(c) this Agreement is a valid and binding obligation of Customer, enforceable in accordance with its terms, except Customer makes no representation or warranty as to the enforceability of remedies due to applicable bankruptcy, insolvency, moratorium, reorganization, or similar laws relating to or affecting the enforcement of creditor’s rights or by reason of general principles of equity. Notwithstanding the foregoing, in the event of Customer’s bankruptcy, insolvency, moratorium, reorganization, or equity proceeding, Customer shall use its best efforts to have this Agreement confirmed according to its terms.
16.3. THIRD PARTY INTELLECTUAL PROPERTY.
Customer represents and warrants that (i) it is either the owner of, or authorized to use and incorporate, any Intellectual Property provided by Customer (or others on behalf of Customer); (ii) Customer shall not require Contractor to pay any license fees or royalties for the use of any Intellectual Property of Customer for the purposes of fulfilling Contractors obligations under this Agreement; and (iii) Customer’s Intellectual Property and/or any modifications of Contractor’s Intellectual Property by Customer (or any other entity, other than Contractor or its subcontractors, acting on behalf of Customer) shall not infringe any Intellectual Property Right of any third party.
Customer is not aware of any claim to the contrary by any third party. This warranty shall begin on the [**Redacted**]. In the event of a claim under this clause, Customer shall use reasonable best efforts to secure an alternative source for the Intellectual Property or to obtain a license from the party claiming infringement.

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17. INTELLECTUAL PROPERTY RIGHTS
17.1. CONTRACTOR FURNISHED/DEVELOPED TECHNOLOGY AND DATA.
(a) Intellectual Property developed and/or furnished by Contractor and provided to Customer pursuant to this Agreement shall be and remain the property of Contractor, or as applicable, its subcontractor. Contractor hereby grants to the extent legally permitted to do so, and as specified in the WV3 Software License Agreement attached as Exhibit 4, a [**Redacted**] license without the [**Redacted**] all of the Intellectual Property provided/developed by Contractor pursuant to this Agreement for the purpose of developing, integrating, testing, launching, operating, maintaining and repairing the Satellite and related ground command and control, and image ordering, processing, and dissemination functions, designing “work-arounds” for minor performance discrepancies, and designing, manufacturing, operating and maintaining ground stations, including any third party direct access facilities, that communicate with the Satellite related to the WV3 program operations.
(b) [**Redacted**].
17.2. CUSTOMER DEVELOPED TECHNOLOGY AND DATA.
Technology and data developed by Customer and provided to Contractor pursuant to this Agreement shall be and remain the property of Customer. Contractor is granted [**Redacted**] license to [**Redacted**], for the purposes for which [**Redacted**] under this Agreement. Such technology and data shall be marked with an appropriate legend which indicates that it is licensed to Contractor for Contractor’s use so long as such use is associated with this Agreement. The integration, modification etc. of Customer Intellectual Property shall in no way diminish any of Customer’s rights thereto. The Specifications (Exhibit 2) and the Statement of Work (Exhibit 1) shall be the Intellectual Property of Customer.
17.3. FUTURE LICENSES.
Should Contractor or Customer desire to use, for future applications outside the scope of this Agreement, the technology and data which have been licensed hereunder, the Parties shall endeavor to negotiate license agreements as appropriate for such future applications.
17.4. CONTRACTOR INTELLECTUAL PROPERTY INDEMNITY.
(a) Contractor will defend at its expense any legal proceedings brought against Customer and/or its officers, directors or employees, to the extent that it is based on a claim that the design or use of any Contract Deliverable is a direct infringement of a [**Redacted**] copyright, [**Redacted**] patent, or other Intellectual Property of a third party protected under [**Redacted**] law, and will pay all damages and costs awarded by a court of final appeal attributable to such a claim, provided that Customer (i) provides notice of a the claim promptly to Contractor, (ii) gives sole control of the defense and settlement of same; (iii) provides to Contractor all available information, assistance and authority to defend; (iv) has not settled such proceedings without Contractor’s prior written consent. Should any Contract Deliverable or portion thereof become, or in Contractor’s opinion be likely to become the subject of a claim of infringement, Contractor shall, at its own expense and as Customer’s sole exclusive remedy, elect to (i) obtain for Customer the right to use the Contract Deliverable as contemplated herein, (ii) replace or modify the Contract Deliverable so that it becomes non-infringing and still satisfies all other requirements.

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(b) Contractor shall have no liability for any infringement or claim which results from (i) use of the Contract Deliverables in combination with any non-Contractor-provided equipment, software or data, if such infringement would have been avoided by use of the Contract Deliverables without such equipment, software, of data; (ii) Contractor’s compliance with designs or hardware provided solely by Customer that when implemented results in such infringement.
17.5. CUSTOMER INTELLECTUAL PROPERTY INDEMNITY.
(a) Customer will defend at its expense any legal proceedings brought against Contractor and/or its officers, directors or employees, to the extent that it is based on a claim that the design or use of any data, components, software and Intellectual Property furnished by Customer to Contractor hereunder is a direct infringement of a [**Redacted**] copyright, [**Redacted**] patent, or other Intellectual Property of a third party protected under [**Redacted**] law, and will pay all damages and costs awarded by a court of final appeal attributable to such a claim, provided that Contractor (i) provides notice of the claim promptly to Customer, (ii) gives sole control of the defense and settlement of same; (iii) provides to Customer all available information, assistance and authority to defend; (iv) has not settled such proceedings without Customer’s prior written consent. Should any data, component, software or Intellectual Property furnished by Customer to Contractor hereunder, or any portion thereof, become, or in Customer’s opinion be likely to become the subject of a claim of infringement, Customer shall, at its own expense and as Contractor’s sole exclusive remedy, elect to (i) obtain for Contractor the right to use the data, components software or Intellectual Property furnished by Customer to Contractor hereunder as contemplated herein, (ii) replace or modify the data, components, software or Intellectual Property furnished by Customer to Contractor hereunder so that it becomes non-infringing and still satisfies all other requirements.
(b) Customer shall have no liability for any infringement or claim which results from (i) use of the CFE in combination with any non-Customer-provided equipment, software or data, if such infringement would have been avoided by use of the CFE without such equipment, software, of data; (ii) Customer’s compliance with designs or hardware provided solely by Contractor that when implemented results in such infringement.
(c) THE ENTIRE LIABILITY OF EITHER PARTY WITH RESPECT TO INFRINGEMENT OF ANY INTELLECTUAL PROPERTY IS SET FORTH IN THE PRECEDING PROVISIONS OF THIS SECTION 18, AND NEITHER PARTY SHALL HAVE ANY ADDITIONAL LIABILITY WITH RESPECT TO ANY ALLEGED OR PROVEN INFRINGEMENT.

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17.6. SOURCE CODE ESCROW.
(a) At the Customer’s written request, Contractor agrees to place, or arrange to have placed in a escrow software account the source code identified in Section 5.3.16 of Exhibit 1. The software escrow account will be established with a mutually agreed upon institution naming Customer as beneficiary at Customer’s expense and under terms that are mutually agreeable to both Parties. Access to this source code escrow account will be limited to Customer Personnel in the event of Contractor’s or the owning party’s cessation to do business for any reason or upon Contractor or the owning party’s inability or refusal to provide, in a timely manner, support or enhancements for the Contract Deliverables delivered under this Agreement. Customer Personnel, and consultants and subcontractors who have executed an appropriate non-disclosure agreement, shall only use such source code in support of the Contract Deliverables under this Agreement and such use shall be strictly in accordance with the terms and conditions of the licenses granted in this Agreement. The source code shall be placed into the escrow account within twenty (20) Business Days after the shipment of a Contract Deliverable and will remain in the Escrow Account for the operational life of the Satellite.
17.7. RESERVED.
17.8. INTELLECTUAL PROPERTY REPRESENTATION.
(a) Contractor represents and warrants that (i) it is either the owner of, or authorized to use and incorporate, any Intellectual Property utilized or incorporated in any Contract Deliverable or the manufacture of any Contract Deliverable or otherwise utilized in the performance of the Work; (ii) Customer shall not be required to pay any license fees or royalties apart from those included in the Contract Price for use of any Intellectual Property utilized or incorporated in any Contract Deliverable or the manufacture of any Contract Deliverable or otherwise utilized in the performance of the Work; and (iii) neither the Work nor any Intellectual Property utilized or incorporated in any Contract Deliverable or the manufacture of any Contract Deliverable shall infringe any Intellectual Property Right of any third party.
(b) Customer represents and warrants that (i) it is either the owner of, or authorized to use and incorporate, any Intellectual Property to be furnished as CFE; (ii) Contractor shall not be required to pay any license fees or royalties for use of any Intellectual Property utilized or incorporated in any CFE; and (iii) no Intellectual Property utilized or incorporated in any CFE shall infringe any Intellectual Property Right of any third party.
18. INDEMNIFICATION
18.1. CONTRACTOR’S INDEMNIFICATION.
(a) Subject to the indemnification procedures set forth in Article 18.3, Contractor shall indemnify, defend, and hold harmless Customer and its Affiliates and their respective associates from any and all Losses arising from, in connection with, or based on any claims made by third parties (including Consultants and agents of Customer, Contractor, or any Subcontractor but not any employee, officer, or director of Customer) regarding any of the following:
(1)
injury to persons (including sickness or death) or damage to real or tangible personal property, resulting from any act or omission, negligent or otherwise, of Contractor or its Subcontractors in the performance of the Work;

(2)	any claims arising out of or related to occurrences Contractor is required to insure against pursuant to Article 20, to the extent of the amount of the insurance required under such Article; or

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18.2. CUSTOMER’S INDEMNIFICATION.
(a) Subject to the indemnification procedures set forth in Article 18.3, Customer shall indemnify, defend, and hold harmless Contractor and its Affiliates and their respective associates from any and all Losses arising from, in connection with, or based on any allegations made by third parties (including Consultants and agents of Contractor, any Subcontractor, or Customer but not any employee, officer, or director of Contractor) regarding any of the following:
(1)	injury to persons (including sickness or death) or damage to real or tangible personal property, resulting from any act or omission, negligent or otherwise, of Customer and its Consultants;
(2)	any claims arising out of or related to occurrences Customer is required to insure against pursuant to Article 20, to the extent of the amount of the insurance required under such Article; or
(3)
any claims arising from Customer’s operation of the Satellites except where such Losses results from Contractor’s (i) willful misconduct or gross negligence, or (ii) acts(s) or omissions(s) that are the basis of a denial or exclusion of coverage under the Customer’s launch and in-orbit insurance policy.

18.3. INDEMNIFICATION PROCEDURES.
(a) Promptly after receipt by any entity entitled to indemnification under this Article 18 of notice of the commencement or threatened commencement of any civil, criminal, administrative, or investigative reaction or proceeding involving a claim in respect of which the indemnified Party will seek indemnification pursuant to this Article 18, the indemnified party shall notify the indemnifying Party of such claim in writing. Failure to so notify the indemnifying Party shall not relieve the indemnifying Party of its obligations under this Agreement except to the extent it can demonstrate that it was prejudiced by such failure. Within 15 days following receipt of written notice from the indemnified Party relating to any claim, but no later than 10 days before the date on which any response to a complaint or summons is due, the indemnifying Party shall notify the indemnified Party in writing if the indemnifying Party elects to assume control of the defense or settlement of that claim (a “Notice of Election”).
(b) If the indemnifying Party delivers a Notice of Election relating to any claim within the required notice period, so long as it is actively defending such claim, the indemnifying Party shall be entitled to have sole control over the defense and settlement of such claim; provided that (i) the indemnified Party shall be entitled to participate in the defense of such claim and to employ counsel at its own expense to assist in the handling of such claim; (ii) where the indemnified Party is so represented, the indemnifying Party shall keep the indemnified Party’s counsel informed of each step in the handling of any such claim; (iii) the indemnified Party shall provide, at the indemnifying Party’s request and expense, such assistance and information as is available to the indemnified Party for the defense and settlement of such claim; and (iv) the indemnifying Party shall obtain the prior written approval of the indemnified Party before entering into any settlement of such claim or ceasing to defend against such claim. After the indemnifying Party has delivered a Notice of Election relating to any claim in accordance with the preceding paragraph, the indemnifying Party shall not be liable to the indemnified Party for any legal expenses incurred by the indemnified Party in connection with the defense of that claim. In addition, the indemnifying Party shall not be required to indemnify the indemnified Party for any amount paid or payable by the indemnified Party in the settlement of any claim for which the indemnifying Party has delivered a timely Notice of Election if such amount was agreed to without the prior written consent of the indemnifying Party.

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(c) If the indemnifying Party does not deliver a Notice of Election relating to any claim within the required notice period or fails to actively defend such claim, the indemnified Party shall have the right to defend and/or settle the claim in such manner as it may deem appropriate, at the cost and expense of the indemnifying Party. Provided that the indemnified Party acts in good faith, it may settle such claim on any terms it considers appropriate under the circumstances without in any way affecting its right to be indemnified hereunder. The indemnifying Party shall promptly reimburse the indemnified Party for all such costs and expenses.
18.4. WAIVER OF SUBROGATION.
If a Party insures against any loss or damage it may suffer in respect of which it is required to indemnify the other Party, its Affiliates and their respective associates pursuant to this Article 18, it shall be a condition that the insuring Party arrange for the insurer to waive its right of subrogation against such other Party and such other Party’s Affiliates and their respective associates. Each Party shall be entitled to require proof from time to time that the other Party has complied with its obligations under this Article 18.4. In the event a Party does not comply with such obligations, the indemnities referred to in Articles 18.1, 18.2, and 18.3, as applicable, shall extend to any claim that may be made by an insurer pursuant to an alleged right of subrogation.
19. LIQUIDATED DAMAGES FOR LATE DELIVERY
(a) The Parties acknowledge and agree that failure to meet the Delivery Dates will cause substantial financial loss or damage to be sustained by the other Party. The Parties further acknowledge and agree that the following liquidated damages are believed to represent a genuine estimate of the loss that would be suffered by Customer by reason of any such delay (which losses would be difficult or impossible to calculate with certainty), and are neither intended as a penalty nor operate as a penalty.
(b) In the event Contractor fails to Deliver the Satellite within [**Redacted**] of the scheduled Delivery Date, or such other date as may be mutually agreed to in writing by Contractor and Customer, Contractor agrees to pay Customer as liquidated damages and not as a penalty, the sum of [**Redacted**] per [**Redacted**] for the period beginning on the [**Redacted**] of the delay or the first [**Redacted**] following any agreed to extension, if applicable. Damages shall be paid until the earlier of; completion of Satellite Delivery or for a maximum of [**Redacted**] (the “Liquidated Damages Period”). The total amount of Liquidated Damages under this Section (b) for failure to meet the Delivery Date for the Satellite shall not exceed [**Redacted**].
(c) Notwithstanding anything else in this Agreement to the contrary, in the event and only to the extent that the failure to meet the Delivery Date is caused primarily (i) by Customer’s failure to provide Launch Services as scheduled, (ii) by the failure of Customer to deliver the WV3 Instrument for integration with the bus, or (iii) the failure by Customer to deliver any other CFE as scheduled (the “Customer Delay”) and the bus is ready for Instrument integration as defined by Exhibit 1, then Contractor will not be subject to Liquidated Damages for failure to meet the Delivery Date for such period of Customer Delay.

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(d) In the event of a Customer Delay, or such other date as may be mutually agreed to in writing by Contractor and Customer, and the Work to be delivered by Contractor hereunder is [**Redacted**], Customer agrees to pay Contractor as liquidated damages and not as a penalty, the sum of [**Redacted**] per [**Redacted**] for the period beginning on the [**Redacted**] of the delay or the first day following any agreed to extension, if applicable. Damages shall be paid until the earlier of completion of Satellite Delivery or a maximum of [**Redacted**]. The total amount of liquidated damages under this Section (d) for failure to meet the Delivery Date for the Satellite shall not exceed [**Redacted**]. Any Delivery Dates and affected interim Milestone schedules shall be adjusted to account for such Customer Delay. It being understood that any Customer Delay shall be cumulative and any individual Customer Delay shall count against the [**Redacted**].
(e) In the event and only to the extent that each Party is delayed at the same time, neither Party shall be subject to Liquidated Damages for the period of the mutual delay.
20. INSURANCE
20.1. GENERAL OBLIGATIONS.
(a) Contractor represents that it has procured and will maintain insurance (“Ground Insurance”) against all risks and loss or damage to the Satellite (except the WV3 Instrument), and to any and all components purchased for and intended to be integrated into the Satellite (except the WV3 Instrument), in an amount not less than the greater of; (i) the replacement value of, or (ii) the amounts paid by Customer with respect to, the Satellite and components. Contractor shall also maintain public liability insurance, insurance of employees, and comprehensive automobile insurance, all in amounts adequate for its potential liabilities under this Agreement. For the Satellite, such insurance shall cover the period beginning at the effective date of this Agreement up to the moment of Launch. In addition, Contractor shall require each of its subcontractors to provide and maintain insurance in amounts for their respective potential liabilities. In addition, Contractor represents that it has procured and will maintain at all times, from the effective date of this Agreement through Launch, Ground Insurance for all other Work.
(b) In the event of a loss under any of such policies, Customer shall be entitled to select (i) to instruct Contractor to replace the Satellite, or (ii) payment of the proceeds under such policies in an amount of the greater of (i) the replacement value of, or (ii) the amounts paid by Customer with respect to, the Satellite and components
(c) Contractor shall provide a certificate of insurance certified by Contractor’s insurance broker, evidencing such insurance coverage to Customer at Customer’s request.
(d) Contractor shall require its insurers to waive all rights of subrogation against Customer. Customer shall be named as an additional insured under Contractor’s third-party liability coverage, and as a loss payee as Customer’s interests may appear with respect to property insurance.

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20.2. LAUNCH AND IN-ORBIT INSURANCE.
(a) Customer shall be responsible for procuring launch insurance for the Satellite. Customer shall require its Insurers to waive all rights of subrogation against Contractor. Contractor shall, at the written request of Customer, provide Customer with reasonable assistance (such as providing required technical information) in Customer’s efforts to procure launch insurance, and support at Customer’s meetings with insurers, if necessary.
21. DISPUTE RESOLUTION
Any dispute, claim, or controversy (“Dispute”) between the Parties arising out of or relating to this Agreement, including but not limited to any Dispute with respect to the interpretation, performance, termination, or breach of this Agreement or any provision thereof shall be resolved as provided in this Article 21. However, disputes as to payments pursuant to Article 4.3 shall be resolved in accordance with Articles 4.3 and 4.4 .
21.1. INFORMAL DISPUTE RESOLUTION.
Subject to the provisions of 21.2, prior to or concurrent with the initiation of formal dispute resolution procedures, the Parties shall first attempt to resolve their Dispute informally, in a timely and cost-effective manner, as follows:
(a) If, during the course of the Work, a Party believes it has a Dispute with the other Party, the disputing Party shall give written notice thereof, which notice will describe the Dispute and may recommend corrective action to be taken by the other Party. The Contractor Program Manager shall promptly consult with the Customer Program Manager in an effort to reach an agreement to resolve the Dispute.
(b) In the event agreement cannot be reached within 10 days of receipt of written notice, either Party may request the Dispute be escalated, and the respective positions of the Parties shall be forwarded to an executive level higher than that under paragraph (a) above for resolution of the Dispute.
(c) In the event agreement cannot be reached under paragraphs (a) or (b) above within a total of 20 days after receipt of the written notice described in paragraph (a) above, either Party may request the Dispute be escalated, and the respective positions of the Parties shall be forwarded to the Chief Executive Officer (CEO) of each Party, and such executives shall meet during such time to resolve the Dispute.
(d) In the event agreement cannot be reached under paragraphs (a), (b) or (c) above within a total of 30 days after receipt of the written notice described in paragraph (a) above, either Party may proceed with arbitration in accordance with 21.2.

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21.2. ARBITRATION.
(a) Any dispute or disagreement arising between the Parties in connection with the interpretation of any Article or provision of this Agreement, or the compliance or non-compliance therewith, or the validity or enforceability thereof, or any other dispute related to this Agreement which is not settled to the mutual satisfaction of the Parties within thirty (30) days (or such longer period as may be mutually agreed upon) from the date that either Party informs the other, in writing, that such dispute or disagreement exists, shall be settled by arbitration in accordance with the Rules of the American Arbitration Association, in effect on the date that such notice is given. Arbitration shall be held in Denver, Colorado, U.S.A.
(b) The Party demanding arbitration of a controversy shall, in writing, specify the matter to be submitted to arbitration and, simultaneously, choose and nominate a competent individual to act as an arbitrator. Thereupon, within fifteen (15) days after receipt of such written notice, the other Party shall, in writing, choose and nominate a second competent arbitrator. The two arbitrators so chosen shall promptly select a third arbitrator, giving written notice to both Parties of their choice and fixing a time and place at which both Parties may appear and be heard with respect to the controversy at hand. In the event the two arbitrators fail to agree upon a third arbitrator within a period of seven (7) days, or if, for any other reason, there is a lapse in the naming of an arbitrator or arbitrators, or in the filling of a vacancy, or in the event of failure or refusal of any arbitrator(s) to attend to or fulfill his or their duties, then upon application by either Party to the controversy, an arbitrator or arbitrators shall be named by the American Arbitration Association. The arbitration award made shall be final and binding upon the Parties and judgment may be entered thereon, upon the application of either Party to any court having jurisdiction. In no event may the arbitrators award any special, incidental, indirect, consequential or punitive damages, including loss of profits or revenues, or prejudgment interest.
(c) Each Party shall bear the cost of preparing and presenting its case. The cost of arbitration, including the fees and expenses of the third arbitrator, will be shared equally by the Parties unless the award otherwise provides.
22. LAUNCH SUPPORT AND LAUNCH
Contractor shall provide the Launch Support Services set forth in Exhibit 1. Customer shall procure the Launch Services for the Launch.
23. CUSTOMER’S RESPONSIBILITIES
(a) In addition to Customer’s responsibilities identified in this Agreement, Customer shall also discharge those responsibilities, at no cost to Contractor or to Subcontractors, as set forth in Exhibit 1 and below.
(b) Customer will provide access to Contractor and its Affiliates and subcontractors at Customer’s Mission Control Center (MCC), on a timely basis, as necessary to permit Contractor to perform its obligations with respect to such MCC and related services.

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(c) In addition to, and without limiting the generality of, the foregoing, Customer will be responsible for obtaining launch and in-orbit insurance prior to Launch. Customer shall provide Contractor a certificate of such insurance coverage at Contractor’s request.
(d) Customer shall provide written notification to Contractor as early as practicable as to the identity and nationality of its employees and Consultant(s) for whom access to Contractor’s and Subcontractors’ facilities are required, and subsequent changes thereto, if any. It is recognized that certain United States Government approvals may be required before such employees and Consultant(s) have access to Work pursuant to the provisions of Article 5.
(e) Customer is responsible for obtaining the frequency spectrum allocations and other approvals and licenses to operate its WV3 Satellite program.
(f) Customer is responsible for Delivery of the WV3 Instrument as well as interface support with the Instrument supplier defined in Exhibit 1.
24. FAILURE TO MAKE ADEQUATE PROGRESS
If, at any time prior to Delivery of a Contract Deliverable (but not thereafter), Contractor has failed to make adequate progress toward the completion of such Contract Deliverable, including where such failure is due to the Contract Deliverable or any component thereof being damaged or destroyed where such damage or destruction does not constitute an Excusable Delay, such that Contractor, due to causes related to such Contract Deliverable, will not be able to Deliver the Contract Deliverable by the applicable Delivery Date (as such date may have been modified in accordance with this Agreement) for such Contract Deliverable, then Customer shall be entitled to deliver to Contractor a Demand for correction of the failure to make adequate progress. Such Demand shall state the details of the failure. Within [**Redacted**] after receipt of the Demand, or such longer time as the Parties may agree, Contractor shall submit to Customer a Correction Plan (in the level of detail feasible within that timeframe) for achieving Delivery not later than the [**Redacted**] following the originally scheduled Delivery Date. If such Correction Plan does not reasonably correct or offset the effect of the failure so as to demonstrate that Delivery of the Contract Deliverable affected thereby can be achieved within [**Redacted**] after the originally scheduled Delivery Date, Customer may reject the Correction Plan, and Contractor shall revise the Correction Plan so as to demonstrate that Delivery for the Contract Deliverable affected thereby can be achieved within [**Redacted**] after the originally scheduled Delivery Date.
25. TERMINATION
25.1. TERMINATION FOR CUSTOMER’S CONVENIENCE.
(a) Customer may, upon written notice to Contractor, terminate the Work in accordance with the terms set forth below, and Contractor shall immediately cease Work in the manner and to the extent specified below.
(b) In the event of termination under this Article 25.1 provided the termination is not due to Contractor’s default under Article 25.2, Contractor shall be entitled to payment of an amount equal to the lesser of (i) [**Redacted**] of the total amount of such [**Redacted**]; and (ii) the Termination Liability Amount specified in Exhibit 3. In either case (i) or (ii) above, the Customer shall pay the above amount less the sum of all amounts previously received by Contractor in cash under this Agreement. In no event shall the amounts payable pursuant to this Article 25 exceed the Contract Price.

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(c) In the event of termination under this Article, the Customer shall be entitled to take delivery of all [**Redacted**] per Exhibit 1, in their [**Redacted**]. Delivery of these items will be [**Redacted**] at the time of termination.” Customer and Contractor agree to negotiate reasonable storage and delivery methods, costs, and terms.
(d) If in Contractor’s judgment it is feasible for the Contractor to use any items of terminated Work, it shall submit to Customer an offer to acquire such items. If such offer is accepted, Contractor’s termination invoice shall be credited with the agreed acquisition price.
25.2. TERMINATION FOR CONTRACTOR’S DEFAULT
(a) Customer may terminate this Agreement upon service of written notice of default to Contractor at any time after the occurrence of any of the following:
(1)
Subject to any schedule adjustments pursuant to Article 9, Contractor fails to meet any of the program Milestone events set forth in Exhibit 3 causing a delay that could reasonably be expected to delay the Delivery Date of the Satellite taking into consideration the grace period set forth in clause (2) below.

(2)
The Satellite has not been delivered within [**Redacted**] of the scheduled Delivery Date as set forth in Exhibit 1 and as may be extended in accordance with this Agreement. This [**Redacted**] period is comprised of the [**Redacted**] grace period, the [**Redacted**] liquidated damages period, and a second [**Redacted**] grace period.

(3)
Contractor commences a voluntary proceeding concerning itself under any applicable bankruptcy, insolvency, reorganization, adjustment of debt, relief of debtors, or similar law (“Insolvency Law”); or any involuntary proceeding commences against Contractor under an Insolvency Law and the petition has not been dismissed within [**Redacted**] after commencement of the proceeding; or a receiver or custodian is appointed for or takes charge of all or a substantial portion of the property of Contractor and such custodian or receiver has not been dismissed or discharged within [**Redacted**]; or Contractor has taken action toward the winding-up, dissolution, or liquidation of Contractor or its business; or Contractor has been adjudicated insolvent or bankrupt or an order for relief or any other order approving a case or proceeding under any Insolvency Law has been entered; or Contractor has made a general assignment for the benefit of creditors or becomes unable to pay its debts generally as they become due. Should Contractor become a debtor in any bankruptcy proceeding, Contractor shall move to assume or reject this Agreement within [**Redacted**] after the entry of any order for relief; or

(4)
Contractor has purported to assign or transfer this Agreement in violation of the provisions of Article 26.1 and Contractor fails to cure such unauthorized purported assignment or transfer within thirty (30) days after receiving written notice from Customer of the unauthorized purported assignment or transfer.

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(b) In the event Customer terminates this Agreement pursuant to paragraph (a), Contractor shall be entitled to payment of an amount equal to the lesser of (i) the actual costs incurred (subject to audit by Customer) or (ii) the Termination Liability Amount specified in Exhibit 3 minus [**Redacted**], less the sum of all amounts already received by Contractor in cash or cash equivalent under this Agreement.
(c) If, after termination of this Agreement under the provisions of paragraph (a), it is determined by arbitration, pursuant to Article 21, or admitted in writing by Customer, that Contractor was not in default under the provisions of paragraph (a), or that any delay giving rise to the default was excusable under the provisions of Article 9, such termination shall be considered a Termination for Convenience by Customer and the provisions of Article 25.1 shall apply.
25.3. TERMINATION FOR EXCUSABLE DELAY.
(a) Customer may, upon written notice to Contractor, immediately terminate this Agreement, if and when it becomes reasonably certain that the aggregate of Excusable Delays will [**Redacted**].
(b) In the event of termination under this Article 25.3, Contractor shall be entitled to the lesser of (i) the actual costs incurred plus a profit equal [**Redacted**] or (ii) the Termination Liability Amount specified in Exhibit 3; in either case less the sum of all amounts received by Contractor in cash or cash equivalent under this Agreement.
(c) In the event of termination under this Article, the Customer shall be entitled to take delivery of all deliverable items per Exhibit 1, in their current condition of development /assembly. Delivery of these items will be subject to the payment of all amounts due and payable at the time of termination.” Customer and Contractor agree to negotiate reasonable storage and delivery methods, costs, and terms.
(d) In the event it is determined by arbitration pursuant to Article 21 or by written agreement of the Parties that Customer wrongfully terminated this Agreement under this Article 25.3, such termination shall be considered a Termination for Convenience by Customer and the provisions of Article 25.1 shall apply.
25.4. TERMINATION RIGHT EXPIRATION.
Customer’s right to terminate this Agreement pursuant to Articles 25.1 through 25.3 shall expire upon Launch.

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25.5. TERMINATION FOR CUSTOMER’S DEFAULT.
(a) Contractor may stop Work or terminate this Agreement in whole or in part upon service of written notice of default to Customer at any time after the occurrence of any of the following:
(1)
Customer fails to make any undisputed milestone or other payment when due (including any grace periods) and fails to cure such breach within [**Redacted**] following receipt of notice from Contractor, or

(2)
Customer commences a voluntary proceeding concerning itself under any applicable bankruptcy, insolvency, reorganization, adjustment of debt, relief of debtors or similar law (“Insolvency Law”); or any involuntary proceeding commences against Customer under an Insolvency Law and the petition has not been dismissed within [**Redacted**] after commencement of the proceeding; or a receiver or custodian is appointed for or takes charge of all or a substantial portion of the property of Customer and such custodian or receiver has not been dismissed or discharged within [**Redacted**]; or Customer has taken action toward the winding-up, dissolution, or liquidation of Customer or its business; or Customer has been adjudicated insolvent or bankrupt or an order for relief or any other order approving a case or proceeding under any Insolvency Law has been entered; or Customer has made a general assignment for the benefit of creditors or becomes unable to pay its debts generally as they become due. Should Customer become a debtor in any bankruptcy proceeding, Customer shall move to assume or reject this Agreement within [**Redacted**] after the entry of any order for relief; or

(3)
Customer has purported to assign or transfer this Agreement in violation of the provisions of Article 26.1 and Customer fails to cure such unauthorized assignment or transfer within [**Redacted**] after receiving written notice from Contractor of such unauthorized purported assignment or transfer by Customer.

(b) Except as specified in this Agreement, Contractor shall not have the right to terminate or suspend this Agreement.
25.6. CONSEQUENCE OF TERMINATION; INVOICE; AUDIT.
(a) Upon receipt of a notice of termination, as provided in this Article 25, Contractor shall take the following actions:
(1)
stop Work under this Agreement on the date and to the extent specified in the notice of termination, except those services that are specifically intended to be provided in connection with a termination of this Agreement;

(2)	withhold delivery of any of the items to be supplied hereunder until Contractor has received full payment under this Article 25;
(3)	place no further orders or subcontracts for materials, services, or facilities to the extent they relate to the performance of the Work terminated;

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(4)	terminate orders and subcontracts to the extent they relate to the performance of the Work terminated;
(5)	settle all outstanding liabilities and all claims arising out of such termination of orders and subcontracts for materials, services, or facilities; and
(6)
take such action as may be reasonably necessary, or as Customer may direct, for the protection and preservation of the property related to this Agreement that is in the possession of Contractor or any subcontractor and in which Customer has or may acquire an interest.

(b) Upon termination of this Agreement in accordance with this Article 25, with regard to any amounts payable by Customer to Contractor hereunder, Contractor shall submit an invoice to Customer within [**Redacted**] after the termination date, and the invoice shall specify the amount due pursuant to this Article 25. By written notice no later than [**Redacted**] after receipt of Contractor’s invoice pursuant to this Article 25, Customer may dispute the amount specified in said invoice. In the event Customer does not so notify Contractor that it disputes the amount in Contractor’s invoice within [**Redacted**] after receipt thereof, Customer shall be deemed to have accepted such invoice.
(c) Contractor shall be entitled to payment by Customer of undisputed amounts in such invoice within [**Redacted**] after Customer’s receipt of the invoice, and with respect to disputed interest amounts, [**Redacted**] after the resolution of such dispute. Payment of such amount by any Financing Entity on behalf of Customer shall relieve Customer from its obligation to make such payment. In the event Customer terminates this Agreement as provided in this Article 25, Contractor, if requested in writing by Customer, shall assign to Customer or its designee, such Subcontracts as requested by Customer, to the extent permitted by such Subcontracts.
(d) Upon completion of all payments in accordance with this Article 25, Customer may require Contractor to transfer to Customer in the manner and to the extent directed by Customer, title to and possession of any items (of which title would have passed) and assign licenses and subcontracts (to the extent they would have been assigned per the Agreement) comprising all or any part of the Work terminated (including all Work-in-progress, parts and materials, and all inventories and associated warranties), and Contractor shall, upon direction of Customer, protect and preserve property at Customer’s expense in the possession of Contractor or its Subcontractors in which Customer has an interest and shall facilitate access to and possession by Customer of items comprising all or part of the Work terminated. Alternatively, Customer may request Contractor to make a reasonable, good faith effort to sell such items and to remit any sales proceeds to Customer less a deduction for costs of disposition reasonably incurred by Contractor for such efforts. To the extent Contractor’s compliance with this paragraph (g) requires governmental approvals and Contractor cannot, with the exercise of commercially reasonable efforts, procure such approvals, Contractor shall be excused from performing its obligations under this paragraph (d).
(e) Payment of the amount payable by Customer to Contractor pursuant to paragraph (d) above shall constitute a total discharge of Customer’s liabilities to Contractor for termination pursuant to this Article 25.1.
(f) The amounts payable by Contractor under paragraph (b) above shall be verified at Contractor’s request and expense by an internationally recognized firm of accountants appointed by Contractor for that purpose subject to approval of Customer.

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25.7. SECURITY INTERESTS.
In the event Contractor becomes insolvent or bankrupt and is unable to provide adequate assurance of performance acceptable to Customer, Customer shall have the right to take possession of the Deliverables and/or the components thereof, and shall have a perfected security interest to the extent of payments by Customer to Contractor. [**Redacted**]
26. GENERAL
26.1. ASSIGNMENT.
(a) This Agreement can be collaterally assigned, pledged or encumbered to any financial institution for making loans or otherwise extending credit to either Party. Neither Party may assign any rights or obligations hereunder without the prior express written consent of the other, except: (i) to a third party pursuant to a merger, sale of stock or all or substantially all assets, (ii) to a subsidiary, or other corporate reorganization in which all or substantially all of the assets associated with this Agreement is transferred, or (iii) the involuntary transfer as a result of this Agreement being taken by a financial institution following the default and declaration of default by the financial institution of material obligations under the financing or refinancing arrangement of the Party. Any purported assignment, transfer or subcontract shall be void and ineffective without such written consent; such permission will not be unreasonably withheld. Subject to the above restrictions on assignment, this Agreement shall inure to the benefit of and bind the successors and assigns of the Parties.
(b) Customer shall not, without the prior written approval of Contractor, assign, mortgage, charge, or encumber this Agreement or any part thereof, or merge with or into or sell all or substantially all its assets to any other entity (except to its parent company or a wholly-owned direct or indirect subsidiary company of Customer, or any person or entity acquiring all or substantially all the assets of Customer (through merger, stock or asset acquisition, recapitalization, or reorganization) where such merger, acquisition, recapitalization, or reorganization adversely affects Contractor’s rights under this Agreement); provided, however, Contractor shall provide its approval, if in Contractor’s reasonable judgment, Contractor’s rights under this Agreement are not and would not be adversely affected thereby.
(c) The assigning Party shall reimburse the other Party for all reasonable expenses incurred by the other Party (and invoiced in reasonable detail) in obtaining advice from its external financial and legal advisors relating to the assigning Party’s proposed assignment or transfer.
(d) This Agreement shall be binding on the Parties and their successors and permitted assigns. Assignment of this Agreement shall not relieve the assigning Party of any of its obligations nor confer upon the assigning Party any rights except as provided in this Agreement.

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WV3 Satellite Purchase Agreement 60150
Document No. 10329664
26.2. ENTIRE AGREEMENT.
This Agreement, including the Exhibits attached hereto, constitutes the entire understanding and agreement between the Parties regarding the Work and all obligations set forth herein and supersedes all prior and contemporaneous communications, negotiations, and other agreements either written or oral unless expressly incorporated by reference into this Agreement.
26.3. AMENDMENTS/MODIFICATIONS.
This Agreement, including any and all of its Schedules, Attachments, Annexes, Exhibits and Appendices thereto, may not be amended, modified, supplemented, or otherwise altered except by a written instrument of subsequent date signed by an officer of Contractor, or another person designated in writing by any such officer to sign such an instrument and a senior vice president of Customer, or another person designated in writing by any such Customer senior vice president to sign such an instrument.
26.4. SEVERABILITY.
In the event any one or more of the provisions of this Agreement shall for any reason be held to be invalid or unenforceable, the remaining provisions of this Agreement shall be unimpaired and the invalid or unenforceable provision shall be replaced by a mutually acceptable provision, which, being valid and enforceable, comes closest to the intention of the Parties with respect to the overall Agreement and the invalid or unenforceable provision.
26.5. APPLICABLE LAW.
Except as provided in Article 22, this Agreement and performance under it shall be governed by, construed, and enforced in accordance with the laws of the State of Colorado, without regard to conflict of laws or provisions thereof.
26.6. NOTICES.
(a) All notices, requests, demands, and determinations under this Agreement, including any required under Article 26.1 (Assignment), (other than routine operational communications), shall be in writing and shall be deemed duly given (i) when delivered by hand, (ii) two (2) Business Days after being given to an express courier with a reliable system for tracking delivery, or (iii) when sent by facsimile (confirmed by the specific individual to whom the facsimile is transmitted) with a copy sent by another means specified in this Article 26.6, and addressed as follows:

Customer:	DigitalGlobe, Inc.
1601 Dry Creek Drive — Suite 260
Longmont, Colorado 80503
Tel: [**Redacted**]
Fax: [**Redacted**]
Attn.: [**Redacted**]

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WV3 Satellite Purchase Agreement 60150
Document No. 10329664

Contractor:	Ball Aerospace & Technologies Corp.
1600 Commerce Street
Boulder, Colorado 80306
Tel: [**Redacted**]
Fax: [**Redacted**]
Attention: [**Redacted**]
(b) A Party may from time to time change its address or designee for notification purposes by giving the other Party prior written notice of the new address or designee and the date upon which it will be effective.
26.7. RELATIONSHIP OF THE PARTIES.
Both Parties are independent contractors under this Agreement. Nothing contained in this Agreement is intended nor is to be construed so as to constitute Contractor and Customer as partners, agents or joint ventures with respect to this Agreement. Neither Party shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party or to bind the other Party to any contract, agreement, or undertaking with any third party.
26.8. SURVIVAL.
The following Articles, and the provisions contained therein, shall be deemed to survive the termination (for any reason) or expiration of this Agreement, and, accordingly, such Articles shall remain applicable and enforceable in accordance with their terms:
(a) Article 1 (Definitions and Construction);
(b) Article 8 (Title and Risk of Loss);
(c) Article 9 (Excusable Delay);
(d) Article 16.3 (Contractor’s Warranties for Contract Deliverables);
(e) Article 17 (Intellectual Property Rights);
(f) Article 18 (Indemnification);
(g) Article 19 (Liquidated Damages for Late Delivery);
(h) Article 21 (Dispute Resolution);
(i) Article 25 (Termination);
(j) Article 26.5 (Applicable Law);
(k) Article 26.13 (Limitation of Liability).

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WV3 Satellite Purchase Agreement 60150
Document No. 10329664
26.9. NO THIRD-PARTY BENEFICIARIES.
This Agreement is entered into solely between, and may be enforced only by, Customer and Contractor and their permitted assigns. This Agreement shall not create any rights in third parties, including suppliers and customers of either Party or create any obligations of a Party to any such third parties.
26.10. CONSENTS AND APPROVALS.
Except where expressly provided as being in the sole discretion of a Party, where agreement, approval, acceptance, consent, or similar action by either Party is required under this Agreement, such action shall not be unreasonably delayed or withheld. An approval or consent given by a Party under this Agreement shall not relieve the other Party from responsibility for complying with the requirements of this Agreement, nor shall it be construed as a waiver of any rights under this Agreement, except as and to the extent otherwise expressly provided in such approval or consent.
26.11. NO WAIVER; REMEDIES.
No failure or delay by any Party in exercising any right, power or privilege under this Agreement will operate as a waiver of such right, power or privilege. A single or partial exercise of any right, power or privilege will not preclude the exercise of any other or further right, power or privilege. The rights and remedies in the Agreement are cumulative and not exclusive of any rights and remedies provided by law.
26.12. COVENANT OF GOOD FAITH.
Each Party agrees that, in respective dealings with the other Party under or in connection with this Agreement, it shall act in good faith.
26.13. LIMITATION OF LIABILITY.
NOTWITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT TO THE CONTRARY: (1), IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ANY OTHER PERSON OR ENTITY FOR ANY SPECIAL, EXEMPLARY, INDIRECT, INCIDENTAL, CONSEQENTIAL, OR PUNITIVE DAMAGES OF ANY KIND OR NATURE WHATSOEVER (INCLUDING WITHOUT LIMITATION, LOST REVENUES, PROFITS, SAVINGS, BUSINESS) OR LOSS OF RECORDS OR DATA, EVEN IF SUCH PARTY HAS BEEN INFORMED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES; [**Redacted**] ARISING OUT OF, OR RESULTING FROM THIS AGREEMENT’S PERFORMANCE OR NON-PERFORMANCE OR BREACH THEREOF; AND (3) AT THE TIME LIABILITY ATTACHES TO CONTRACTOR, IN NO EVENT SHALL [**Redacted**] BY THE CONTRACTOR.

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WV3 Satellite Purchase Agreement 60150
Document No. 10329664
26.14. PUBLIC ANNOUNCEMENTS.
Neither Party, nor any of their officers, directors, employees, agents or representatives shall make any disclosure except as may be required by law or purposes of financing, or public announcement with respect to the transaction contemplated by this Agreement without prior written approval of the other Party,.
26.15. NONDISCLOSURE AGREEMENT.
That certain Non-Disclosure Agreement dated xxxxx, attached hereto as Exhibit 5 shall govern the use, protection, and disclosure of confidential and proprietary information.

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WV3 Satellite Purchase Agreement 60150
Document No. 10329664
IN WITNESS WHEREOF, this Agreement has been executed on behalf of Customer and Contractor by persons authorized to act on their behalf.

DIGITALGLOBE, INC.	BALL AEROSPACE & TECHNOLOGIES CORP.
[**Redacted**]

38

WV3 Satellite Statement of Work_WV862 Rev 1.0: 26 January 2007
FOIA CONFIDENTIAL TREATMENT REQUESTED
PORTIONS OF THIS EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A  REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
Exhibit 1 to Agreement 60150
Statement of Work
for the WorldView 3
Satellite

Document Number	10329656
Release Date:	Aug 23, 2010
Issue/Revision:	Initial Release
Prepared by:	[**Redacted**]
Approved by	[**Redacted**]
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WV3 Satellite Statement of Work_ Doc Number 10329656
RESTRICTION ON USE, PUBLICATION, OR DISCLOSURE OF PROPRIETARY INFORMATION
This document contains information proprietary and confidential to DigitalGlobe Incorporated, to its subsidiaries, or to a third party to whom DigitalGlobe Incorporated may have a legal obligation to protect such information from unauthorized disclosure, use or duplication. Any disclosure, use or duplication of this document or of any of the information contained herein for other than the specific purpose for which it was disclosed is expressly prohibited, except as DigitalGlobe Incorporated may otherwise agree to in writing. This document may only be used for the purpose for which it is provided. All copies of this document are the sole property of DigitalGlobe and will be returned promptly upon request.
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WV3 Satellite Statement of Work_ Doc Number 10329656
Change Record

Issue	Date	Section(s)	Description of Change
Initial	20 Aug 2010		Initial Release
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WV3 Satellite Statement of Work_ Doc Number 10329656

Issue	Date	Section(s)	Description of Change
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WV3 Satellite Statement of Work_ Doc Number 10329656
1.0 INTRODUCTION
This Statement of Work defines those tasks to be performed by BATC, the Space Segment Integrator, in defining; designing, producing, testing, verifying, and preparing for launch; the DigitalGlobe WorldView 3 Satellite. BATC has the overall responsibility for Satellite performance, as defined in the WV3 Satellite Specification, provided the DG-furnished Instrument meets its interfaces and specifications as defined in Paragraph 2.2. Within this role, BATC has the responsibility to work with DigitalGlobe to define requirements, allocate budgets, analyze performance, execute trade studies, interact with other vendors, define configurations(s), conform to existing Instrument interfaces, assess and mitigate risks, prepare various programmatic documentation, and interact with all participating organizations via meetings, teleconferences, and reviews as defined herein.
BATC shall provide integrating services as defined herein and the hardware and software, exclusive of Customer Furnished Equipment, that comprise the WV3 Satellite.
This document also defines the scope of work required from DigitalGlobe and associated subcontractors in order for BATC to execute this contract successfully.
Associate contractors under contract to DigitalGlobe shall provide the Instrument and Launch services. However, BATC shall fully support defining, documenting, and verifying Satellite(s) to LV and MGB interfaces and integration procedures. BATC shall insure that the Satellite will withstand all launch environments.
1.1 Definitions
Agreement: Satellite Purchase Agreement #60150 by and between DigitalGlobe, Inc. and Ball Aerospace and Technologies Corp., dated DDMMYYYY, as amended.
Authorization to Proceed (ATP): Effective date of work commencement per the Agreement.
Satellite: The complete space-borne infrastructure required to perform the mission of providing radiometrically and geometrically correct imagery of the Earth. The Satellite consists of the Instrument and the Spacecraft Bus.
Instrument: The Instrument is that part of the Satellite that collects light photons using appropriate mirrors and structure[**Redacted**]. It also may be designated the Electro-Optical Assembly (EOA). The instrument includes it’s own thermal control system. However, the instrument focus mechanism depends upon drive electronics to be provided by BATC per this Statement of Work. Also, the instrument stimulation lamp depends upon drive electronics to be provided by BATC per this Statement of Work.
Telescope: That part of the Instrument that collects and focuses light onto a focal plane. [**Redacted**] It also may be designated the Optical Telescope Unit (OTU).
Sensor Subsystem (SSS): That part of the Instrument that converts photons to analog voltage signals, [**Redacted**], and digitizes [**Redacted**] those signals.
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WV3 Satellite Statement of Work_ Doc Number 10329656
Solid State Recorder: The subsystem that accepts digital data from the SSS and Ancillary Data from the spacecraft bus, provides storage, [**Redacted**] and outputs that data to the wideband transmitter(s).
Spacecraft Bus: The Bus is that part of the Satellite that provides the support infrastructure so the Instrument can function.
[**Redacted**]
MGB: “MGB” is a meaningless three letter designation for an additional subsystem being installed on the WV3 satellite. The MGB subsystem consists of three components. The first is a Sensor Unit (SU) which will attach to the aperture end of the OBA. The second is the Interface Adaptor Unit (IAU) which will mount to the spacecraft bus. The third is an inter-connect cable which connects the first two units.
Initial Acceptance: Occurs upon successful completion of the Satellite Pre-Ship Review as defined in paragraph 4.5.3.2.e
Final Acceptance: Occurs following satellite fueling operations and completion of the Satellite Launch Readiness Review as defined in paragraph 4.5.3.2.f
Transfer of Title: Occurs as defined in the Satellite Purchase Agreement paragraph 8.
1.2 Program Overview
Under this Scope of Work, DigitalGlobe will procure one satellite to support the EnhancedView program and future commercial operations. DigitalGlobe shall provide the Instrument as Customer Furnished Equipment via a procurement contract with ITT. DigitalGlobe shall provide the “MGB” subsystem. As on the WV2 program, BATC shall deliver a WorldView 2 like stimulation lamp that will be incorporated into the ITT provided instrument. BATC shall also incorporate into the Bus, an instrument focus mechanism electronics capability.
DigitalGlobe shall provide the Launch Services via a procurement contract with Boeing Launch Services (TBD). It is assumed that Boeing Launch Services will in-turn subcontract with United Launch Alliance to provide the Delta 2 launch vehicle and associated launch services. BATC can assume a Delta 2 launch vehicle and a launch from Vandenberg Air Force Base. BATC shall assume satellite processing at Vandenberg AFB will occur in either the Astrotech Payload Processing facility or the Spaceport Systems International (BATC) Processing Facility.
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WV3 Satellite Statement of Work_ Doc Number 10329656
2.0 DOCUMENTS
2.1 Applicable Documents
This Statement-of-Work identifies applicable documents. These documents provide detailed requirements regarding Satellite performance, interfaces, and/or standardized design, fabrication, and testing processes/procedures. BATC and DigitalGlobe will perform the defined work according to these standardized processes/procedures such that the delivered products meet the performance and ICD requirements.
In the event of any conflict between these documents, the following order of precedence shall prevail: a) Agreement Terms & Conditions; b) Statement of Work; c) Satellite Specification; d) Other Applicable documents.

DigitalGlobe Produced or Provided Documents
WV3 Satellite Specification	[**Redacted**]
WV3 Spacecraft Simulator Specification	[**Redacted**]
WV3 Command & Telemetry Handbook Specification	[**Redacted**]
WV3 Maneuver Planner Specification	[**Redacted**]
MGB Data Protection Plan for BATC	[**Redacted**]
Stim Lamp and Stim Lamp Electronics Specification	[**Redacted**]
[**Redacted**] Focus Mechanism Electronics Specification	[**Redacted**]
Star Tracker Simulation Specification	[**Redacted**]
IRU Simulator Specification	[**Redacted**]
SSR to DPU Cable Design and Build Documentation	[**Redacted**]

BATC Produced Documents
BATC Product Assurance Plan	[**Redacted**]
BATC Supplier Product Assurance Plan	[**Redacted**]
BATC Document Control Procedure	[**Redacted**]
BATC Configuration and Data Management Plan	[**Redacted**]

Associated Contractor Produced Documents
Astrotech Vandenberg Facility Accommodations Manual	[**Redacted**]
Spaceport Systems International, Vandenberg Facility	[**Redacted**]
Accommodation Manual
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WV3 Satellite Statement of Work_ Doc Number 10329656
2.2 Reference Documents
The following documents provide the baseline instrument definition. DigitalGlobe shall provide an instrument that is compliant with these documents.

DigitalGlobe Produced or Provided Documents
Instrument Specification	[**Redacted**]
Instrument Finite Element Model	[**Redacted**]
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WV3 Satellite Statement of Work_ Doc Number 10329656
3.0 CONTRACT DELIVERABLES
3.1 Deliverable Items
a.
WV3 Satellite: Initial Acceptance: [**Redacted**]. Final Acceptance: [**Redacted**] Delivery shall be adjusted for Excusable Delay or failure of customer to meet CFE delivery dates to the extent that these delays affect the Delivery Date.

b.	WV3 Satellite Simulator Interim releases: [**Redacted**]. Feature complete: [**Redacted**] Functional and performance signoff: [**Redacted**] On orbit performance/tuning update: [**Redacted**]
c.	[**Redacted**] [**Redacted**]
d.	[**Redacted**]
e.	[**Redacted**]
f.	[**Redacted**]
g.	[**Redacted**]
h.	[**Redacted**]
i.	[**Redacted**]
j.	[**Redacted**]
k.	[**Redacted**]
l.	[**Redacted**]
m.	[**Redacted**]
n.	[**Redacted**]
3.2 Deliverable Data
Reference Attachment 1: Contractor Data Items List (CDIL)
3.3 Deliverable Services
a.	Storage and Delivery (Section 11.0)

b.	Launch Support (Section 12.0)
c.	Mission, Commissioning, & Readiness Support (Section 13.0)
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WV3 Satellite Statement of Work_ Doc Number 10329656
4.0 PROGRAM MANAGEMENT
4.1 Program Philosophy
Emphasis throughout all phases and functions of the project shall be to produce a reliable Satellite that meets the performance requirements on the contracted schedule. [**Redacted**]
4.2 BATC Organization (CDIL PM-1)
A dedicated Program Manager shall be appointed by BATC prior to the start of the contract. The Program Manager shall lead all of the Contractor’s activities under the contract.
A diagram illustrating the Program Management Structure shall be provided to DigitalGlobe. (CDIL PM-1) This diagram(s) shall indicate job titles and names of the program management team.
The Program Manager shall coordinate changes to contract conditions, price, timescale, deliverables, services or performance levels, unless a specific alternate has been appointed to deal with any of these matters. All changes to the contract documents shall require the written agreement of BATC contracts representative.
BATC shall also appoint a different and dedicated individual to be a single point of contact for each of the following:
a.	Program technical management (Satellite System Engineer)

b.	Instrument System Engineer

c.	Project Engineer Quality Assurance (PEQA)

d.	Program Integration and Test management
BATC shall appoint a different individual to be a single point of contact for each of the following:
e.	Various Bus Subsystem Lead Engineers

f.	Launch Vehicle Integration Engineer

g.	Program Contract Management
These individuals are key personnel and, if performing well, should remain unchanged for the duration of the program.
BATC shall appoint a Satellite Simulator Project Lead. This individual will be the technical lead for the Satellite Simulator development effort and will be responsible for meeting its technical and schedule guidelines established herein.
4.3 DigitalGlobe Management
DigitalGlobe will appoint a Program Manager who as an individual shall act as DigitalGlobe’s primary point of contact on all program management matters. As required, according to the activity and phase of the contract, the Program Manager will nominate specific individuals to interface directly with BATC.
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WV3 Satellite Statement of Work_ Doc Number 10329656
The DigitalGlobe Program Manager shall coordinate changes to contract conditions, price, timescale, deliverables, services or performance levels, unless a specific alternate has been appointed to deal with any of these matters. All changes to the contract documents shall require the written agreement of the DigitalGlobe contracts representative.
DigitalGlobe will also appoint a responsible individual(s) to be a single point of contact for each of the following.
[**Redacted**]
BATC shall permit direct engineering interactions between these DG individuals and their BATC counterparts.
4.4 Space Segment Master Program Schedule (MPS) (CDIL PM-2)
BATC shall develop maintain, and provide a Master Program Schedule (MPS) for the entire program including hardware, software, analyses, data item deliverables, and subcontractor activities for all phases of the program including design, integration, test, and shipment through final acceptance.
4.4.1 General
The MPS shall consist of a computer supported dependency network, each element of which shall represent a single program event. Each event shall be attributed a start and finish date. The network must clearly show the interdependency in terms of both time and function amongst the events.
The MPS shall be the major management tool for planning, monitoring and controlling the program, in terms of:
a.	Planning the program, monitoring progress, documenting actual activity accomplishment and actual durations.
b.	Predicting future progress.

c.	Identification of significant milestones e.g. review meeting.

d.	Identification of the time critical path.

e.	Reflecting actual progress and changes relative to baseline plan.
4.4.2 Required Software
The Contractor shall create and maintain the network using Microsoft Project (Version 2003). Schedules of a detailed nature shall be provided electronically on a monthly basis. A hardcopy shall also be provided on request.
4.4.3 MPS Construction
4.4.3.1 Content
The network shall be constructed against the following major classifications:
a.	Deliverable hardware down to component level

b.	Software development activities
c.	Facilities required to support the production of any of the deliverables
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WV3 Satellite Statement of Work_ Doc Number 10329656
d.	Other events/items required to support the production of the deliverables or services. e.g. test aids, test software prototypes, etc.
e.	Customer Furnished Equipment required from DigitalGlobe
Individual items in each class shall be considered to consist of a number of generic events. These events shall typically consist of such activities as:
a.	Plan

b.	Design & develop

c.	Manufacture

d.	Assemble

e.	Integrate

f.	Test

g.	Deliver

h.	Reviews
However steps may be omitted or added given unit specific circumstances.
4.4.3.2 Unique Identifiers
The MPS shall include a unique identifying number for each task. This will more easily allow DigitalGlobe to combine certain tasks into a DigitalGlobe Master Schedule. Unique identifiers will not be deleted, reused, or re-assigned to other tasks.
4.4.4 Reports
The MPS shall be capable of generating a number of different types of reports upon demand. All events and milestones shall be coded to permit a variety of sort options to be exercised without program modification. Both GANTT and network form shall be supported.
4.5 Meetings & Reviews
BATC shall support the meetings and reviews listed in the following paragraphs.
4.5.1 Weekly Status Meeting
BATC Program Manager shall support a weekly meeting/telecon with the DigitalGlobe Program Manager to review program status including schedule, technical, risk register, action item list, and subcontracts.
4.5.2 Monthly Program Status Review
BATC Program Manager shall support a monthly Program Status Review with DigitalGlobe.
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WV3 Satellite Statement of Work_ Doc Number 10329656
4.5.3 Program Reviews
4.5.3.1 List of Formal Reviews
BATC will host and conduct formal reviews at the following program milestones. BATC shall prepare charts, viewgraphs, analysis results, trade study results, etc. in the quantity and quality typical of aerospace industries reviews.
a.	Satellite Requirements Review (SRR) (CDIL D-34) ) Only changes between WV2 and WV3 must be reviewed.
b.	Delta — Preliminary Design Review (PDR) (CDIL D-30) Only changes between WV2 and WV3 must be reviewed.
c.	Delta-Critical Design Review (CDR) (CDIL D-31) Only changes between WV2 and WV3 must be reviewed.
d.	Spacecraft Bus Complete/Instrument Integration Readiness Review (IRR) (CDIL – PT-8)
e.	Satellite Environmental Testing Readiness Review (CDIL – PT-9)
f.	Satellite Pre-Ship Review (CDIL PT-10)
g.	Launch Readiness Review (CDIL LM-14)
4.5.3.2 Content of Reviews
A.
PDR and CDR: BATC shall conduct “delta” reviews. These reviews will document the design changes between WV2 and WV3. These design reviews (PDR and CDR) shall include information and documentation typical of aerospace industry reviews, such as:

1.	Satellite mechanical configuration including stowed and deployed views
2.	Satellite mechanical configuration including [**Redacted**]
3.	Satellite electrical/electronic design, including system block diagram and redundancy scheme
4.	Satellite software design

5.	Satellite Operating Modes

6.	Satellite Fault Detection and Safing

7.	Satellite Budgets and Margins
A.	Performance relative to specifications

B.	Mass

C.	Power

D.	Thermal

E.	Consumables

F.	Attitude control: stability, pointing and knowledge

G.	RF links

H.	Satellite resources: relays, telemetry stream, CPU throughput, processor memory

I.	MTF
J.	Reliability: Ps, critical items list, cycle-limited items, FMECA
B.
Spacecraft Bus Complete/Instrument Integration Readiness Review: BATC shall host this review. The purpose is to ensure the readiness to begin Instrument integration. This review will cover information including:

1.	Instrument Integration procedure and hardware status
2.
Status of all Certification Logs for all Ball built hardware that will be integrated to the Bus. Ball shall provide rationale and recovery plan for all certification logs that are open, even though the hardware is complete and ready for integration.

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WV3 Satellite Statement of Work_ Doc Number 10329656
3.	TAR and HAR status from the Bus Integration and Test phase
4.	Test Team Personnel status, certifications, and time-sharing with other programs
5.	Facility status
6.	Satellite configuration review
7.	Other issues that may impact the timely and successful completion of Instrument integration.
8.	The Spacecraft Bus shall be deemed complete and ready for Instrument integration when: [**Redacted**]
C.
Satellite Environmental Testing Readiness Review: BATC shall host this review. The purpose is to ensure the readiness to begin satellite level environmental testing which includes but is not limited to: TVAC, EMI/EMC, Vibration, Shock, and Acoustic. This review will cover information including:

[**Redacted**]
D.
Satellite Pre-Ship Review: BATC shall host this review. The purpose is to ensure the readiness to ship the satellite to the launch site. This review shall be held after completion of all significant testing and all post-test reviews. The purpose shall be to review the results of the entire Integration & Test program, and demonstrate compliance to the satellite specification., and provide for satellite preliminary acceptance.

The Pre-ship Review shall be deemed satisfactory and the satellite preliminary acceptance by DigitalGlobe complete when the:
[**Redacted**]
F.
Satellite Launch Readiness Review: BATC shall conduct a Satellite Launch Readiness Review (SLRR) on or about [**Redacted**]. (Note, the Launch Services Provider, Boeing/ULA also has a review called the Launch Readiness Review. However, that review encompasses the satellite, launch vehicle, weather, and range support.) This SOW paragraph is only concerned with the readiness to launch the satellite. BATC shall review the results of the launch site Integration & Test activities, review any updates to the Verification Matrix, and provide for satellite final acceptance.

The SLRR shall be deemed satisfactory and the satellite final acceptance by DigitalGlobe complete when the:
[**Redacted**]
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WV3 Satellite Statement of Work_ Doc Number 10329656
4.5.4 Component/Subsystem Design Review Listing (CDIL PM-3)
BATC shall prepare a summary listing of all planned component (box level) and subsystem design reviews. This listing shall include BATC and vendor provided hardware, and BATC provided software including the satellite simulator and maneuver planner software. This listing shall define the meeting format and required attendance. BATC shall provide a minimum of 10 days advance notice to DigitalGlobe for the following major reviews:
a.	System/Subsystem & Component PDRs

b.	System/Subsystem & Component CDRs
DigitalGlobe attendance and participation, including support consultants, shall be allowed, but not required at all reviews. The review activity will not be repeated if DigitalGlobe fails to attend.
4.5.5 Component/Subsystem Test Readiness / Data Review Listing (CDIL PM-4)
BATC shall prepare a summary listing of all planned component (box level) and subsystem qualification and acceptance test reviews. This listing shall include BATC provided and vendor provided hardware, and BATC provided software. This listing shall define the meeting format and required attendance. BATC shall inform DigitalGlobe of upcoming reviews in a timely manner.
DigitalGlobe attendance and participation shall be allowed, but not required at all reviews. The review activity will not be repeated if DigitalGlobe fails to attend.
4.5.6 DigitalGlobe Meetings
DigitalGlobe will arrange separate contracts for the:
a.	Launch Vehicle Segment (LV)

b.	Instrument

c.	Launch and Mission insurance
A series of technical interchange and review meetings will be held with these contractors jointly and separately, as required. BATC shall provide representation at these meetings as needed to resolve interface issues.
In the case of the insurance (c), BATC will provide inputs to formal presentations and support meetings to be held at the DigitalGlobe facility. DigitalGlobe will be responsible for responses to action items using information made available or provided by BATC during the course of the program.
4.6 Documentation Management
4.6.1 Access to Program Technical Data
DigitalGlobe will have access rights to all program technical data that BATC generates and Subcontractor data to which BATC has legal and contractual rights. Program technical data may include Engineering Reports, drawings, software source code, and other tools used in the development of the spacecraft and analysis of requirements.
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WV3 Satellite Statement of Work_ Doc Number 10329656
4.6.2 Objective
BATC shall establish a control and monitoring process relating to all deliverable documentation and other technical and test data for the complete program. The program shall account for the following:
a.	Preparation, review, and formal release as required

b.	Changes

c.	Storage, backup, and retrieval

d.
Distribution
Note: BATC shall include the DigitalGlobe Satellite Integration and Test Point-of-Contact on the distribution list of all relevant WV3 Engineering Reports. (“Relevant” in this clause refers to all ERs containing design information, analyses, test data, etc that affect the performance and/or operations of the satellite. It does not include ERs that contain BATC proprietary cost data.)

e.	DigitalGlobe access to all BATC documentation prepared on the project

f.	Long term storage for the purpose of through-life product support
As a primary supporting management tool, BATC shall use a secure project server. All data items except memory intensive drawings, test data, production logs, and QA data shall be maintained electronically on the project server. The project shall use the Microsoft Office software suite for word processing, spreadsheets, presentations, and documentation databases.
4.6.3 Documentation Listing (CDIL PM-5)
BATC shall develop and maintain a Documentation Listing that identifies all deliverable reports, analyses, drawings, software items, etc., that are developed on the project. The Documentation Listing shall include a naming convention that uniquely identifies the documents for electronic access where applicable. The List shall also indicate spacecraft name, a short title/description of the document, subsystem affected, the latest revision number and date, planned completion date, and status information. The List shall indicate those WV1 and WV2 documents that are also applicable to WV3. Document updates are required to reflect content changes. Document updates are not required if the sole purpose is to reflect applicability to WV3.
4.6.4 Documentation Delivery
The Contractor shall deliver document in native formats, e.g. Microsoft Word, Excel, etc., as opposed to PDF except as noted below. DigitalGlobe will identify the delivery location, such as a Microsoft Office Sharepoint Server (MOSS) internet site, and provide Contractor with username and password-controlled access. Documents shall be submitted or made available to DigitalGlobe according to the dates indicated in the list provided in Attachment 1.
In the case of deliverables generated in Microsoft Office, such as Word, Excel, PowerPoint, etc; BATC shall populate the document property fields with the following minimum information: Title, Subject, Author, and key words.
In the case of deliverables that are not generated in MicroSoft Office, such as BATC drawings, .pdf is acceptable and BATC shall populate the property fields of drawings after they are converted to .pdf format.
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4.7 Action Item Tracking (CDIL PM-6)
BATC shall maintain an Action Item List indicating all significant action items, including those of BATC as well as those of other organizations that relate to interactions with BATC. The Action Item List will be developed and maintained in a format that allows sorting by subsystem, originating party, receiving party, originating date, and closing date. BATC shall be responsible for ensuring closure of those items relating to BATC interactions and interfaces.
4.8 Financial Management
BATC shall define a standard set of formats for reporting program financial payment and billing status and shall submit them on a monthly basis. This shall consist of the following:
4.8.1 Historical Record of Payments (CDIL PM-7)
This shall consist of a record of the individual payments made, updated on a monthly basis. This record shall be cross-referenced to the payment schedule incorporated in the contract. Payments made in support of contract amendments shall be separately reported and cross-referenced to the payment schedule incorporated in the amendment.
4.8.2 Payments Forecast (CDIL PM-7)
This shall consist of a forecast of the future invoices and shall be cross-referenced to the payment schedule incorporated in the contract. Payment milestone forecasts shall be consistent with program progress reported on the Master Program Schedule. NOTE: Record of Payments and Payment Forecast are delivered as a single CDIL item.
4.9 Contract Change Control
These are considered to be of three types only:
a.	Contract Amendments
b.
Waivers: A written authorization granted after contract award to accept an item, that during production, or after having been submitted for inspection or acceptance, is found to depart from contract or specified configuration requirements. Waivers are intended only as one-time departures from an established configuration for specified items or lots and are not intended to be repeatedly used in place of formal engineering changes.

c.
Deviations: A written authorization, granted after contract award and prior to the manufacture of the item, to depart from a particular performance or design requirement of a contract, specification, or referenced document, for a specific number of units or a specified period of time. Deviations are intended only as one-time departures from an established configuration for specified items or lots and are not intended to be repeatedly used in place of formal engineering changes.

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BATC shall devise a system to control, monitor, and notify DigitalGlobe of these changes. The control system shall include provision for:
a.	A unique numbering scheme to track the changes through to completion.
b.	Impact upon contract obligation: — price, performance and delivery schedule, with specific identification of the item(s) of hardware, software or documentation affected.
c.	Notification of timescale for acceptance or rejection for each change, typically 10 business days.
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WV3 Satellite Statement of Work_ Doc Number 10329656
5.0 DESIGN
5.1 General
BATC shall perform the necessary trade studies, preliminary design, and detailed design of the Satellite, exclusive of the Customer Furnished Equipment as defined in Section 10, in accordance with the applicable documents. BATC shall design and procure the Ground Support Equipment necessary to support Satellite Integration and Test activities, except for items defined in Section 10.0. Design activities shall be featured in the program master schedule.
5.2 Working Groups and Trade Studies
5.2.1 Working Groups
[**Redacted**]
5.2.2 Trade Studies
Reserved.
5.3 Satellite Design Data
The satellite shall be designed such that the environmental design criteria of the Instrument as defined in the documents of paragraph 2.2 are not exceeded, and the structural, electrical, and thermal characteristics, as defined in the documents of paragraph 2.2, of the Instrument are accommodated.
DigitalGlobe shall provide information required to update the budgets for the Customer Furnished Equipment, consistent with paragraph 2.2.
5.3.1 Satellite to Instrument Interface Control Document(s) (CDIL D-1)
BATC shall produce and maintain the Satellite to Instrument ICD(s). The ICD(s) will address all interface issues including but not limited to: power, commanding, telemetry, mass and mass properties, mechanical envelope and mounting, thermal, fields-of-view, vibration and jitter isolation/management, and accommodation of bus components on the Instrument.
5.3.2 Satellite to Ground Terminal Narrowband Link ICD (CDIL D-2)
BATC shall produce and maintain the Satellite to Ground Station Narrowband Link ICD. This link will address both the command uplink and telemetry downlink.
5.3.3 Satellite to Ground Terminal Wideband Link ICD (CDIL D-3)
BATC shall produce and maintain the Satellite to Ground Terminal Wideband Link ICD.
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5.3.4 Satellite Environmental Design and Test Specification (EDTS) (CDIL D-4)
BATC shall prepare and maintain the EDTS, or equivalent document defining the component environmental design and test requirements. Electromagnetic Interference Design and Testing shall be in accordance with the standards specified in Satellite Specification.
5.3.5 Contamination Control Plan(s) (CDIL D-5)
[**Redacted**]
5.3.6 Satellite Level Requirements Verification/Compliance Matrix (CDIL D-6)
BATC shall produce a satellite level RVCM. The RVCM will include requirements from the Satellite Specification and the Instrument Specification if applicable. BATC shall update/maintain the Satellite RVCM to reflect changes to these parent specifications. DigitalGlobe shall have review and approval authority over changes to the RVCM. BATC shall include the following information in the RVCM
a.	Source of requirement (Parent specification document and paragraph number, i.e. satellite spec, instrument spec, etc)
b.	Specification paragraph

c.	Paragraph title

d.	Summary description of requirement

e.	Column indicating status of compliance

f.	Summary description of performance

g.	Responsible organization

h.	Verification Point [**Redacted**]

i.	Verification Method [**Redacted**]

j.	Verification Source Document indicating applicable paragraph, test sheet, etc.

k.	Comments, if required.

l.	Other information at BATC’s option
5.3.7 Box Level Requirements Verification/Compliance Matrix (CDIL D-7)
BATC shall flow down requirements from the Satellite Specification to box level requirements. BATC shall develop performance requirements for each box level component on the Satellite excluding CFE. For this paragraph, “box level component” also includes all components that are not really “box” like. These include but may not be limited to:
[**Redacted**]
BATC shall use the Box Level RVCM as an input into the box level performance test procedures. BATC shall demonstrate compliance to the box level RVCM.
5.3.8 Drawings (CDIL D-8)
A complete file of BATC drawings prepared for the WV3 program, will be maintained on file in electronic and hardcopy form, where appropriate. Electronic transfer to DigitalGlobe will constitute delivery.
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WV3 Satellite Statement of Work_ Doc Number 10329656
5.3.9 Performance Compliance and Risk Management
5.3.9.1 Performance Compliance (CDIL D-9)
The contractor shall supply at PDR a Performance Compliance Matrix identifying the performance estimate, allocated uncertainty (and/or contingency as appropriate) and resulting Total Performance (where Total Performance = performance estimate + uncertainty) for the following list. The Performance Compliance Matrix shall be updated and provided with each Quarterly Review following the PDR.
[**Redacted**]
DigitalGlobe shall provide performance information required to update the budgets for any of the Customer Furnished Equipment, in accordance with the documents in Paragraph 2.2.
5.3.9.2 Risk Management Report (CDIL D-10)
BATC and DigitalGlobe shall jointly develop and maintain a Risk Status Report. This report highlights known program risks, assigns risk levels, and documents mitigation strategies and status. BATC shall supply at PDR an initial Risk Status Report covering the system elements to be provided by this SOW. BATC shall updated the Risk Status Report monthly following the PDR.
5.3.10 Subsystem Description Documents (CDIL D-11)
BATC shall prepare Subsystem Description Documents for each satellite subsystem.
The Subsystem Description Documents will include as a minimum, unless provided in other deliverable documents, and referenced in the SDD:
a.	Subsystem Overview including a detailed block diagram

b.	Functionality and major performance characteristics of each Subsystem Component
c.	Redundancy
[**Redacted**]
d.	[**Redacted**]

e.	[**Redacted**]

f.	[**Redacted**]
g.	Subsystem schematic including power, power returns, commands, and telemetry. This schematic shall be updated to reflect Engineering Change Orders.
h.	Expected nominal operating methods and telemetry limits
[**Redacted**]
i.	Operational constraints
[**Redacted**]
j.	Fault Protection
[**Redacted**]
List the information available to the operator to reconstruct or identify the fault.
k.	Interfaces between subsystem components
l.	Major interfaces with other subsystems
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The Subsystem Description Documents shall be delivered at CDR + 4 months. If changes require an update to the document, those updates shall be provided at approximately Launch – 4 months and again at Launch + 4 months. The subsystem schematic (item e.) shall be updated as required throughout the program to reflect Engineering Change Orders.
5.3.11 Analysis and reports
BATC shall perform the following analyses. Updates shall be provided when changes significantly invalidate previous results.
a.
(1) Integrated Spacecraft Bus/Instrument thermal analyses, including summary of temperature predictions for unit level components under various operational modes. and (2) unit-level thermal analysis [**Redacted**]. (CDIL D-12)

b.	Integrated Spacecraft Bus/Instrument structural analysis including [**Redacted**]. (CDIL D-13)
c.	Control system analysis including [**Redacted**]. (CDIL D-14)
d.	System Level Failure Modes and Effects and Criticality Analysis (FMECA). [**Redacted**] (CDIL D-15)
e.	Satellite Reliability Analysis BATC shall calculate satellite reliability using it’s standard process. [**Redacted**] (CDIL D-16)
f.
Satellite Life Prediction Data. DigitalGlobe needs to continually assess expected satellite life based upon actual on-orbit operational parameters. BATC shall provide all backup data used by BATC for sizing and life predictions. BATC does not need to produce a life expectancy analysis. DigitalGlobe will use the provided data and make our own Life Prediction. BATC can provide the life prediction data in one summary package, or in other CDILs.

g.
Flight Battery Life Prediction Analysis. BATC shall produce a life expectancy analysis for the satellite battery. The battery life prediction shall account for ground handling and will include a family of curves based upon pertinent on-orbit variables including but not necessarily limited to temperature and depth-of-discharge. (CDIL D-35)

h.	Satellite Imaging Performance (CDIL D-17)

BATC shall perform a comprehensive analysis regarding imaging performance. This is a comprehensive look at the numerous subsystem and trans-subsystem performance measures that affect imaging. The list includes but is not limited to:

[**Redacted**]
5.3.12 Other Interface Control Documents
BATC shall provide inputs, review, and verify BATC side of the following ICDs.
a.	Satellite to Launch Vehicle ICD
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In the event that the ICDs require revision, the changes will be discussed between the affected parties to determine the most cost and schedule efficient manner to implement the change. If applicable, any impact will be covered under changes provision of the Contract.
5.3.13 Critical Items list (CDIL D-18)
BATC shall maintain a Critical Items List summarizing all known single point failures on the Satellite and any special efforts required to mitigate risk associated with them. It shall also contain any items requiring special handling due to a high potential of damage, mission criticality, or safety concerns.
5.3.14 Component Heritage Summary (CDIL D-19)
The Component Heritage Summary will consist of a listing of all Satellite units by subsystem summarizing:
a.	Unit name

b.	Development / qualification history (e.g. engineering model, qual, protoflight)

c.	Previous flight heritage

d.	Modifications to previous uses

e.	Any significant known anomalies on flight units
5.3.15 Engineering Reports (CDIL D-20)
A complete file of all relevant Engineering Reports prepared on the WV3 program funding shall be maintained on file in electronic and hardcopy form where appropriate. Electronic transfer to DigitalGlobe will constitute delivery and shall occur within 5 business days of the ER release date. ERs delivered as a separate CDIL do not need to be delivered twice – once per this paragraph and again per the relevant CDIL paragraph. Those ERs need only be delivered once per the relevant CDIL paragraph.
(“Relevant” in this clause refers to all ERs containing design information, analyses, test data, etc that affect the performance and/or operations of the satellite. It does not include ERs that contain BATC proprietary cost data.)
5.3.16 Flight Software Source Code (CDIL D-21)
Per the terms of the software license agreement set forth in the Agreement, BATC shall grant to DigitalGlobe a limited license to use the flight software code. A copy of the flight software code, as identified below, shall be provided to DigitalGlobe on suitable media. Other elements of the software, as identified below, shall be placed in escrow per the Agreement.
[**Redacted**]
For units that are subcontracted by BATC, software and firmware shall be delivered if delivered to BATC and BATC has the right to deliver it to DigitalGlobe.
5.3.17 Composite Grounding Design (CDIL D-22)
[**Redacted**]
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WV3 Satellite Statement of Work_ Doc Number 10329656
5.3.18 Structural, Power, Thermal, and Reliability Analytical Models (CDIL D-23)
BATC shall provide the analytical models used to predict the integrated spacecraft and instrument Structural [**Redacted**], Power, and Thermal performance.
Satellite thermal performance modeling shall use the instrument thermal model provided by ITT. BATC shall use the integrated Satellite model to:
a.
Verify thermal interface requirements documented in the Spacecraft Bus to Instrument ICD are being met. Although BATC shall not be held contractually responsible for non-compliances on the ITT side of the interfaces, any such non-compliances revealed by Satellite thermal modeling shall be reported to DigitalGlobe.

b.
Verify the Bus meets all of its requirements when modeled as a complete Satellite, for example unit temperatures and line of sight stability. BATC shall deliver line of sight motion vs. time profiles to DigitalGlobe (for incorporation into system geolocation budgets).

c.
Develop predicted temperature vs. time profiles of key instrument nodes as coordinated with ITT through the established ICD process. BATC shall deliver these temperature profiles to DigitalGlobe and forward a copy to ITT (so that ITT can verify the instrument meets its requirements).

BATC shall also provide the spacecraft bus reliability model down to the component and/or card level. Electronic transfer to DigitalGlobe will constitute delivery.
5.3.19 Coordinate Transformation Document (CDIL D-24)
BATC shall provide the documentation of all coordinate reference frames used in the satellite system including their reference points within the spacecraft. Nominal values for all transformations shall be provided. Reference frames requiring on-orbit calibration shall be noted. The document shall be updated with best-estimates from pre-launch calibrations and measurements.
5.3.20 Flight Software Users Manual (CDIL D-25)
BATC shall provide documentation of the flight software to include flowchart of routines/modules, structure and calling sequences, commands, telemetry, database constants and uploadable parameters, address tables, and log file definitions and locations.
5.3.21 Component Acceptance Data Package (CDIL D-26)
BATC shall provide or make available data acceptance packages for all major components.
5.3.22 [**Redacted**]
[**Redacted**]
5.3.23 Instrument/Sensor Boresight Stability Data (CDIL D-28)
[**Redacted**]
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WV3 Satellite Statement of Work_ Doc Number 10329656
5.3.24 Position and Attitude Accuracy (CDIL D-29)
BATC shall provide detailed analysis and test data showing compliance with position and attitude accuracy requirements.
5.3.25 Satellite to MGB Interface Control Document(s) (CDIL D-32)
BATC shall produce and maintain the Satellite to MGB ICD(s). The ICD will address all interface issues including but not limited to: power, commanding, telemetry, mass and mass properties, mechanical envelope and mounting, thermal, fields-of-view, vibration and jitter isolation/management.
5.3.26 DigitalGlobe to BATC Electrical GSE Interface Control Document (CDIL D-33)
BATC shall produce and maintain an ICD for the STOC-to-NarrowBand Rack interface. This includes but is not limited to: grounding, commanding, telemetry, data formats, etc.
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WV3 Satellite Statement of Work_ Doc Number 10329656
6.0 PRODUCT ASSURANCE
6.1 Product Assurance Plan
The Contractor and its subcontractors shall have an established quality control system that meets the requirements of BATC’s Product Assurance Plan and BATC’s Supplier Product Assurance Plan
6.2 BATC Parts Control Board (PCB)
The Parts Control Board (PCB) shall be constructed as follows: A PCB will be established. The responsibility of this PCB is to ensure each EEE part was evaluated for performance relative to the requirements. With the exception of System Safety, the PCB will also be used as the forum to discuss other Systems Assurance/Product Assurance issues i.e., Materials and Processes, Reliability, etc. The PCB is responsible for the review and disposition of any noncompliance with BATC’s Product Assurance Plan.
The PCB consists of:
a.	BATC Product Assurance Manager (Chairman)
b.	BATC WV3 Product Assurance Specialist or designated alternate
c.	Designated technical specialist from the hardware/software product team as needed
d.	Other necessary disciplines as needed
e.	DigitalGlobe Designated Representative(s). (The DigitalGlobe member is a non-voting adjunct member).
6.2.1 Subcontractor Parts Control Board (PCB)
Subcontractor PCBs shall be established as necessary to implement BATC’s supplied Product Assurance Plan. It is BATC’s responsibility to verify compliance.
6.2.2 PCB Meetings
PCB meeting shall be convened as needed. BATC shall notify DigitalGlobe of upcoming meetings at least 2 working days in advance. DigitalGlobe attendance is optional BATC shall maintain meeting minutes to document all decisions and will provide a copy of the minutes to DigitalGlobe within 5 working days.
The minutes may be informal and in most cases shall be delivered to DigitalGlobe electronically via e-mail.
Minimal PCB approval/disposition signatures include BATC PAM and BATC WorldView Product Assurance Specialist or his designated alternate. Once the PCB approves a part, the Parts Engineer will indicate approval on the Advanced or Program Parts List (A/PPL).
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6.3 Parts and Materials
6.3.1 Electrical, Electronic, and Electro-mechanical Parts (EEE)Parts Listing (CDIL QA-1)
BATC shall prepare, maintain, and deliver a EEE Parts Listing for all satellite hardware except for Customer Furnished Equipment. This listing shall identify all EEE parts intended to be used by BATC and it’s vendors. For each part, the following minimum information shall be identified: manufacturer, description, lot date code. Parts shall be qualified as compared to BATC product assurance criteria and the Satellite Specification and the Satellite Specification Addendum. BATC’s internal process and format for EEE Parts Listing may be utilized.
The Parts List shall be maintained and reviewed by BATC as necessary, but minimally it shall be updated and provided to DigitalGlobe at the following:
a.	Prior to manufacturing for each box/component At this phase, it is acknowledged by DigitalGlobe and BATC that the list may be incomplete due to part shortages.
b.	Prior to box/component level Test Readiness Review
c.	Prior to the integration of any box/component onto the Bus.
6.3.2 Material and Processes Reports (CDIL QA-2)
BATC shall prepare and deliver reports documenting their approval of all materials and processes planned for use on the Bus.
6.4 As-Built Configuration and Conformance
6.4.1 As-Built Configured Article List (CDIL QA-3)
The as-built configured article status shall be maintained throughout the production program in the certification logs and production orders. At the conclusion of integration, the information shall be used to generate the preliminary As-built Configured Article List. After test and modification (if any) the List shall be finalized and presented.
6.4.2 Certificate of Conformance (CDIL QA-4)
A Certificate of Conformance shall be generated and signed off by Product Assurance and Program Management. It details the conformance (and exceptions) to the SOWs, specifications and other contractual documents for the delivered article. This Certificate of Conformance shall be delivered to DigitalGlobe at the Launch Readiness Review.
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6.5 Product Assurance Reviews (CDIL QA-5)
The plan shall include a program for the periodic audit of portions of the Contractor’s Product Assurance System in each of the below activity areas to confirm conformance to the requirements. These audits will be conducted by the Program Product Assurance engineer. BATC shall inform DigitalGlobe of the audit results.
a.	Reliability
b.	Parts Procurement
c.	Materials and Processes
d.	Non-Conforming Material Control
e.	Configuration Management
f.	Safety
6.6 Documentation
Documents shall be submitted or made available to DigitalGlobe as indicated in the list provided in Attachment 1.
6.7 Known Non-Compliant Hardware
[**Redacted**]
6.8 Military Standard 461
[**Redacted**]
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WV3 Satellite Statement of Work_ Doc Number 10329656
7.0 PROCUREMENT
7.1 General
BATC shall be responsible for the work associated with the procurement of all material and subcontracts required to provide the deliverable items, except for the CFE items identified in Section 10.0. BATC shall procure according to the CSO Supplier Product Assurance Plan. Procurement activities shall be featured in the program master schedule.
7.2 Make/Buy Plans (CDIL PT-1)
BATC shall identify Make/Buy plans for all Satellite components.
7.3 Encryption/Decryption Devices
[**Redacted**]
7.4 Reviews
A series of reviews shall be established with each subcontractor. A schedule of these reviews shall be included in the Review Listings required by paragraph 4.5.3. The reviews will generally be held at the vendor and DigitalGlobe personnel may attend, at their option.
7.5 Program Subcontract Status Report (PSSR) (CDIL PT-2)
BATC shall prepare a Program Subcontract Status Report (PSSR) for the program. The PSSR will contain critical status information on each major subcontract (larger than $1M) relative to:
•	Design & development
•	Procurement and Production
•	Assembly
•	Integration
•	Test, including any anomalies
•	Delivery schedule
•	Reviews
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WV3 Satellite Statement of Work_ Doc Number 10329656
7.6 Documentation
Documents shall be submitted or made available to DigitalGlobe as indicated in the list provided in Attachment 1.
7.7 Subcontract Flow-downs
7.7.1 Assignment Clause
[**Redacted**]
7.7.2 Access
[**Redacted**]
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WV3 Satellite Statement of Work_ Doc Number 10329656
8.0 PRODUCTION ACTIVITIES
8.1 General
BATC shall appoint a Production engineer responsible for ensuring that BATC’s production capabilities match the requirements of the program. With the support of the Program QA engineer, he shall ensure that the production facilities comply with the Product Assurance requirements.
BATC shall be responsible for the work associated with the production of the deliverable items, except for the CFE items identified in Section 10.0. BATC shall be responsible for the production activities associated with integrating the CFE items as defined in Section 10.
Production activities shall be featured in the program master schedule.
8.2 Production Process
BATC shall produce the deliverable hardware according to applicable BATC standardized procedures. As a minimum, standardized BATC procedures shall be followed for the following topics:
[**Redacted**]
8.3 Access
The production manager shall arrange access for the DigitalGlobe staff to BATC manufacturing areas where manufacturing activities associated with the program are taking place.
8.4 Production Documentation
Production orders and Certification Logs shall document the as-built configuration. These logs shall be available on-site for DigitalGlobe review.
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WV3 Satellite Statement of Work_ Doc Number 10329656
9.0 INTEGRATION AND TEST ACTIVITIES
9.1 General
For the WV program the Integration and Test activities fall into four logical categories.
a.	Box level / Subsystem level testing

b.	Bus level integration and testing including integration of the instrument

c.	Satellite level testing

d.	Mission and Launch Rehearsals
The Integration and Test Manager shall be responsible to ensure that BATC’s integration and test capabilities match the requirements of the program
BATC shall accomplish the work associated with a-d above for all BATC supplied hardware/software. BATC shall accomplish the work associated with b-d above for all CFE.
9.2 Box/Subsystem Level Testing
9.2.1 General
BATC shall perform all box level testing per environmental design and test specification and the box level Requirements Verification and Compliance Matrix.
9.2.2 [**Redacted**]
[**Redacted**]
9.3 WV Bus and Satellite Integration and Test Plans (CDIL PT-3)
BATC shall develop a WV Bus and Satellite Integration and Test Plan (Satellite I&T Plan) for the WV3 satellite. The test plans will include all I&T activities starting from the installation of the first component on to the bus structure through launch.
The WV I&T Plan(s) shall:
[**Redacted 4 Pages **]
9.4 Post-Shipment Instrument Testing
ITT will perform post-shipment functional testing to verify the Instrument survived shipment without damage. ITT will provide the necessary test equipment for the Instrument.
BATC shall provide:
[**Redacted**]
For schedule purposes the Instrument is not considered delivered to BATC upon arrival at BATC facility. Rather the instrument is considered delivered on the date that the Instrument has completed all necessary post-shipment testing and is ready and available for BATC to integrate to the telescope/bus.
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WV3 Satellite Statement of Work_ Doc Number 10329656

9.5 Supporting Documents
BATC shall provide as a minimum the following support documents:
a.
All necessary box level test procedures, integration procedures, and system level test procedures. Each procedure shall include a detailed test description explaining the “what, how, and why” of each test.

b.
A System Level Test Matrix. The test matrix will identify which System Level Test procedures or portions of those procedures will be accomplished at each test phase. The System Level Test phases include, but are not limited to:

[**Redacted**]
9.6 System Test Reports (CDIL PT-5)
[**Redacted**]
9.6.1 Content
The report shall include a summary of satellite configuration, test objectives, test results, significant hardware/software anomalies if any, resolution of significant anomalies, and a copy of all telemetry plots or other post-test data. The cognizant test engineer and the appropriate subsystem engineer(s) shall sign the report.
9.6.2 Timeliness
BATC shall publish the test reports No Later Than 15 working days after test completion.
9.7 Uninterruptible Power Supply (UPS)
[**Redacted**]
9.8 DigitalGlobe Integration and Test Engineering Access
9.8.1 On-Site and Visiting Engineers
BATC shall provide dedicated cubicle space, furniture, high-speed internet access, and phone lines for three resident DigitalGlobe I&T engineers. These DG on-site engineers will serve as the I&T focal point between DG and BATC. It is anticipated these engineers will be on-site at BATC on a full-time basis. BATC shall provide dedicated cubicle space, furniture, high-speed internet access, and phone lines for one visiting DigitalGlobe engineer.
9.8.2 Access to Live Satellite Telemetry
Once power-on bus integration begins, BATC shall provide DG with access to the live satellite telemetry from the cleanroom. DG will provide the necessary hardware to connect the Mission Control Center (MCC) to BATC GSE. DG will man and operate the DG hardware as necessary to flow the telemetry to the MCC. DigitalGlobe access to telemetry will occur on a non-interference basis to BATC test team.
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WV3 Satellite Statement of Work_ Doc Number 10329656

9.8.3 Test Observation By Other DG Engineers
BATC shall allow other DG satellite and ground system engineers access to the cleanroom to witness satellite testing. BATC is not obligated to coordinate, inform, or schedule testing according to DG engineer availability.
9.8.4 Access to Command and Telemetry Log Files (CDIL PT-6)
BATC shall deliver an archive of all command and telemetry files from satellite integration and test in an electronic format. BATC shall deliver an update weekly. Electronic transfer to the DG server shall constitute delivery. BATC shall maintain information about which command and telemetry database was used in delivered files as well as which test procedures were run in each file.
9.9 Test Reviews
The status of the Satellite shall be reviewed during the test phases of the program. See paragraph 4.5.3.2 for the list of reviews and required content.
9.10 Optional Testing
The following is a list of optional tests to be performed or supported by BATC. These are tests DigitalGlobe may choose to have BATC perform if the schedule permits. BATC should not show these tests in the baseline schedule. In each case after a test option is exercised by DigitalGlobe, BATC has 30 calendar days to prepare for the test. BATC shall provide a separate option price prior to the start of I&T for each of these tests.
[**Redacted**]
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WV3 Satellite Statement of Work_ Doc Number 10329656

10.0 CUSTOMER FURNISHED EQUIPMENT AND SERVICES
10.1 General
DigitalGlobe has contracts with vendors other than BATC who are responsible for providing portions of the overall system. DigitalGlobe has the responsibility for monitoring, administering, and verifying performance of those subcontracts. This section defines the items and support requirements that DigitalGlobe is responsible for securing and providing to BATC via these other subcontractors. This section also defines the equipment that DigitalGlobe is responsible for providing directly.
The delivery of all items shall be per Attachment 2: Customer Furnished Equipment list. DigitalGlobe will also arrange for the return of loaned equipment, if required, at no cost to BATC. CFE items shall be featured in the program master schedule. Unless otherwise explicitly provided to the contrary in Attachment 2, title to all equipment identified in this Section 10.0 shall remain in DigitalGlobe.
10.2 Flight Equipment
[**Redacted**]
10.2.1 [**Redacted**]
[**Redacted**]
10.2.2 [**Redacted**]
[**Redacted**]
10.2.3 [**Redacted**]
[**Redacted**]
10.2.4 [**Redacted**]
[**Redacted**]
10.2.5 [**Redacted**]
[**Redacted**]
10.2.6 [**Redacted**]
[**Redacted**]
10.3 Simulators (CSIM-1)
[**Redacted**]
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WV3 Satellite Statement of Work_ Doc Number 10329656

10.4 Launch Vehicle Interfaces
10.4.1 Launch Vehicle Interface
DigitalGlobe shall provide a launch vehicle interface adapter to BATC (CLSE-1). BATC shall use this for a fit check and for a separation test as described in paragraph 9.3.e. DigitalGlobe shall provide a match drill template to BATC (CLSE-2).
10.4.2 Launch Vehicle Separation Connectors (CLSE-3)

DigitalGlobe shall provide the flight satellite/launch vehicle separation connectors. 10.5 Ground Support Equipment 10.5.1 Wideband Link RGT Equipment
DigitalGlobe will provide a set of RGT ground equipment for capturing Instrument data in the cleanroom. Nominally, this will include the following equipment and documentation:
[**Redacted**]
10.5.2 Narrowband Link RGT Equipment (CGSE-5)
DigitalGlobe will provide a set of RGT ground equipment for processing the S-band uplink and X-band narrowband downlink in the cleanroom. The capability to bypass the RF sections and operate at a baseband Satellite interface shall be provided by BATC. This may include elements of the Mission Control Center [**Redacted**] as dictated by the architecture of the ground system. DigitalGlobe shall deliver to BATC operating documentation and interface details one month prior to delivery.
This equipment shall include: [**Redacted**]
10.5.3 Special Test Equipment
DigitalGlobe shall provide special WB Link / WB receiver test equipment for WB link development and testing. This will include:
[**Redacted**]
10.5.4 Mission Control Center (CGSE-11)
DigitalGlobe will provide portions of the Mission Control Center (MCC) and software as required to support the Satellite Integration and Test Plan, via data links between the MCC in Longmont, CO and BATC. BATC shall be responsible for work on the Satellite required to resolve problems associated with the Satellite performance and function. All work associated with resolution of DigitalGlobe provided ground equipment and interfaces shall be at DigitalGlobe expense.
10.5.5 [**Redacted**]
[**Redacted**]
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WV3 Satellite Statement of Work_ Doc Number 10329656

10.5.6 [**Redacted**]
[**Redacted**]
10.5.7 [**Redacted**]
[**Redacted**]
10.5.8 MGB Test Equipment (CGSE-15)
DigitalGlobe shall provide a signal generator, up-converter, feedhorn, and control computer.
10.6 Launch Vehicle Data (0 and 0)
DigitalGlobe shall provide a preliminary and final Coupled Loads Analysis (CLA) to BATC from the Launch Services contractor.
10.7 Instrument Data
DigitalGlobe shall provide the WV3 instrument data and models, as specified in Paragraph 2.2, to support satellite level analysis and modeling for the areas listed below. BATC shall be responsible for additional data to support the provisions of this document and the spacecraft specification.
10.7.1 Instrument Structural Analysis Data (CID-1)
DigitalGlobe shall provide the WV3 instrument structural data and model.
10.7.2 Instrument Thermal Analysis Data (CID-2)
DigitalGlobe shall provide WV3 instrument thermal data and model.
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WV3 Satellite Statement of Work_ Doc Number 10329656

11.0 STORAGE AND DELIVERY
11.1 General
BATC shall be responsible for storage, if required, and delivery of the WV3 Satellite in accordance with the following paragraphs.
11.2 Satellite Pre-Shipment Storage
In the event that the Satellite is completed prior to the contractually scheduled delivery date, BATC shall provide, at their cost, suitable environmentally controlled storage including temperature and humidity monitoring and recording.
If shipment is delayed due to BATC beyond the contractually scheduled delivery date and the Satellite is complete, and such delay by BATC has caused a loss of available launch opportunity, the Satellite shall be placed in storage at BATC’s expense.
If shipment is delayed due to DigitalGlobe beyond the contractually scheduled delivery date and the Satellite is complete, the Satellite shall be placed in storage at DigitalGlobe’s expense.
11.3 Pre-Shipment Re-Test
Subject to the length of the storage period, appropriate maintenance and power up of those units sensitive to inactivity shall be undertaken. Any items exhibiting signs of deterioration shall be subject to appropriate follow up action according to the circumstances. All instances shall be reported to DigitalGlobe.
A thorough re-test is required should the storage exceed [**Redacted**]. Details shall be provided in the test requirements document. Appropriate follow up action shall be taken, according to the circumstances, should any problems be detected.
The re-test costs shall be at BATC expense if delay and retest were caused by BATC. The re-test costs shall be at DigitalGlobe’s expense if delay and retest were caused by DigitalGlobe.
11.4 Satellite Shipping and Delivery
[**Redacted**]
BATC shall provide shipping from BATC plant to the launch site. BATC shall pack the Satellite and ground support equipment in suitable containers for shipment to the launch site. BATC shall unpack the Satellite and ground support equipment at the payload processing facility at the launch site.
BATC shall provide insurance and security for the satellite and ground support equipment during shipment to the launch site.
BATC shall pack the ground support equipment for return to BATC plant and provide shipping.
BATC shall provide insurance for the ground support equipment during shipment back to BATC plant.
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WV3 Satellite Statement of Work_ Doc Number 10329656

The transportation environment shall be enveloped by the requirements in the Launch Vehicle and Instrument ICD and performance specification. BATC shall be responsible for ensuring the Satellite compatibility with the requirements. BATC shall be responsible for verifying all environmental requirements are met including temperature, humidity, and shock monitoring.
11.5 Satellite Launch Site Storage
BATC shall provide volumetric storage and access requirements to DigitalGlobe for shipping containers required at the launch site. The baseline program assumes no Satellite storage requirements at the launch site. However, if the launch should be delayed once the Satellite has been shipped, BATC shall provide, at DigitalGlobe expense, the support necessary to maintain, store, and retest the Satellite.
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WV3 Satellite Statement of Work_ Doc Number 10329656

12.0 LAUNCH SUPPORT SERVICES
BATC shall provide launch support services as defined in the following paragraphs.
12.1 General
[**Redacted**] DigitalGlobe will be responsible for overall coordination of launch activities. BATC shall support this activity as defined in this section of the SOW.
The Satellite shall be compatible with U.S. launch safety requirements. BATC shall generate a WV3 Missile System Pre-launch Safety Package (MSPSP) (CDIL LM-1) to document hazardous items or operations and planned safety procedures for the Satellite.
BATC shall support the safety review processes of the Launch Services Contractor and the Launch site.
12.2 Requirement Definition
BATC shall support the generation and maintenance of the Launch Vehicle ICD as defined in paragraph 5.3.12. BATC shall supply the following information and any other information normally required by the Delta II Payload Planners Guide to DigitalGlobe and the Launch Services contractor:
a.	Launch vehicle interface details and requirements.

b.	Requirements for launch site support and services including space, power, environment, contamination control, lifting/moving, telecommunications, etc.

c.	Statement of compliance with launch site safety requirements.

d.	Environmental requirements pre and post installation on launch vehicle.

e.	Verification of applicable portions of the Satellite to Launch Vehicle ICD.

f.	Launch Site Procedures.
BATC shall, by means of drawings, analysis, or test, be responsible for specifically confirming Satellite compatibility with the launch vehicle requirements defined in the ICD. BATC shall prepare a RVCM, as defined in paragraph 5.3.6, for those portions of the ICD for which it has responsibility.
12.3 Technical Interchange Meetings
BATC shall support up to eight Technical Interchange Meetings (TIM) with the launch organization. [**Redacted**] In addition, BATC will support informal meetings and teleconferences at DigitalGlobe’s Colorado facilities and BATC facility as required to resolve interface and infrastructure issues.
12.4 FEM and CLA-to-Design Load Comparisons (CDIL LM-2)
BATC shall provide preliminary Finite Element Models (FEM) and final FEMs for the WV3 Satellite for the purposes of performing coupled loads analyses. DigitalGlobe is responsible for obtaining valid CLA results from the launch service contractor and delivering those to BATC. BATC shall then compare the results of the coupled loads analyses to the design loads used in spacecraft bus and Instrument structural analysis to confirm that the resulting loads are within the design requirements as specified in the respective ICDs. The deliverables are as follows:
[**Redacted**]
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12.5 Export Regulations
All contractors on this program are anticipated to be U.S. companies including the launch service contractor. Therefore we anticipate no exports of hardware, software, or technology to foreign companies. However, if that situation changes, DigitalGlobe shall be the single point of contact for all export issues. Therefore:
BATC shall provide information directly to DigitalGlobe and DigitalGlobe will be responsible for obtaining and documenting all export approvals for all documentation transmitted to the launch vehicle agencies.
DigitalGlobe will be responsible for all work associated with compliance to export regulations including licensing, security, customs, document approval, transportation, etc. for documents/data channeled through DigitalGlobe.
It is understood that the Department of State International Traffic in Arms regulations (CFR 22 Part 120 through 130) strictly apply to any data or hardware covered under this SOW.
12.6 Adapter Fit-Check
BATC shall perform a launch vehicle interface check on the satellite as defined in the Test Plan. DigitalGlobe will arrange for the launch services contractor to provide the adapter, interface portions of the separation system, and GSE. If required, DigitalGlobe will also arrange for support from the launch services contractor at no cost to BATC.
12.7 Launch Site Infrastructure
DigitalGlobe shall arrange for and provide all launch site infrastructure necessary for satellite testing and pre-launch processing. This includes lease of a satellite processing facility.
12.8 Launch Site Operations
BATC shall support the launch operations campaign including provision of the test equipment and labor required to perform the launch site unpacking, Satellite checkout as defined by the WV I&T Plan, fueling, final mating to launch vehicle, launch, and repacking for return to BATC plant. Delays associated with BATC performance shall be at BATC expense. Any other delays shall be at DigitalGlobe expense. BATC will be responsible to support meetings for the purpose of coordinating launch site operations including joint operations with the launch services contractor. All efforts associated with reprocessing due to a cancelled or aborted launch shall be at DigitalGlobe expense.
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12.9 Fueling
BATC shall prepare a fueling plan and the procedures required for fueling the Satellite using an appropriate fueling cart. BATC shall prepare the fueling equipment for hydrazine loading operations and package for shipment to the launch site. BATC shall be responsible for a single fuel loading operation unless multiple fuelings are required due to reasons under BATC’s control.
BATC shall provide all required consumables, propellant, safety training, and safety equipment including SCAPE gear required to effectively and safely perform satellite fueling operations. DigitalGlobe shall arrange for disposal of all hazardous wastes and any excess materials through its Launch Services provider.
BATC shall provide support to the launch vehicle/range contractor as required to respond to range specific requirements as they pertain to the handling of the hydrazine operations.
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WV3 Satellite Statement of Work_ Doc Number 10329656

13.0 MISSION PREPARATION AND ON-ORBIT COMMISSIONING
BATC shall assist with Mission preparation and On-orbit Commissioning by performing the following tasks and engineering services.
13.1 Training (CDIL LM-3)
13.1.1 Training Materials
BATC shall develop a training package for each satellite subsystem including the operation of the Instrument to address specifically the changes between WV-2 and WV3. The training package will be based on the Subsystem Description Documents (Paragraph 5.3.10) and include the same minimum information.
The training packages will be delivered on both paper and electronic media.
13.1.2 Training Sessions
For each subsystem, a cognizant BATC subsystem engineer shall present the training materials from paragraph 13.1.1. DigitalGlobe will provide the conference room and necessary projectors to support the presentation. DigitalGlobe reserves the right to videotape the training sessions for the purpose of training future DigitalGlobe personnel.
13.2 Command and Telemetry Handbook (CDIL LM-4)
BATC shall prepare a command and telemetry handbook. This document shall provide a definitive listing of all satellite telemetry and commands with a full description for each. The handbook shall meet the requirements identified in WV159.
13.3 Bus Subsystem Calibration Tools (CDIL LM-5)
BATC shall provide the subsystem calibration tools necessary for on-orbit calibration activities. Depending upon the final satellite design, these tools include but may not be limited to:
[**Redacted**]
13.4 DigitalGlobe Procedure Development Support
DigitalGlobe will generate the on-orbit procedures for the WV3 satellite(s). BATC shall understand the DigitalGlobe Concept-of-Operations and assist the procedure development. BATC shall review DigitalGlobe developed procedures for technical, operational, and safety concerns. [**Redacted**]
13.5 Commissioning Plan (CDIL LM-6)
DigitalGlobe shall generate the Commissioning Plan for the WV3 satellite. BATC shall assist the commissioning plan development. This includes assisting with the definition of the nominal sequence of events, required prerequisites, allowed out-of-sequence events, and required technical support for each event. DigitalGlobe will provide information about ground contacts, mission control center operations, and other necessary ground information used to create the commissioning plan(s).
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WV3 Satellite Statement of Work_ Doc Number 10329656

The Commissioning Plan shall include subsystem initialization, calibration, and demonstration of performance requirements including, but not limited to, the following:
[**Redacted**]
13.6 Anomaly Preparations
DigitalGlobe will generate anomaly resolution flow-charts. BATC shall assist with the anomaly flow-chart development including defining the probable anomalies and proper recovery actions/sequences. BATC shall review DigitalGlobe anomaly resolution flow-charts for technical, operational, and safety concerns.
13.7 Satellite Commissioning
13.7.1 Launch and Early Operations (LEOP) Phase
DigitalGlobe shall direct Satellite Launch and Early Operations. BATC shall provide a dedicated engineer for all satellite subsystems except for the Instrument subsystem. This support will run 24 hours per day for up to 7 days at the DigitalGlobe Mission Control Center in Longmont, CO.
13.7.2 Verification and Calibration (V&C) Phase
DigitalGlobe shall conduct the Verification and Calibration activities necessary to achieve Full Operational Capability (FOC). This includes but is not limited to satellite calibration activities such as star tracker and gyroscope calibrations.
Barring anomalies, V&C activities will nominally occur between 0600 and 1800 hours seven days per week. V&C activities will nominally require 30 days. BATC shall provide a dedicated engineer for all satellite subsystems except for the Instrument subsystem.
BATC shall also provide off-hour, on-call engineering support during V&C. A 30 minute or less call-back response is required.
13.7.2.1 Commissioning Reports (CDIL LM-7)
BATC shall produce a Commissioning Report. The report will document spacecraft bus Beginning-of-Life (BOL) performance and will update End-of-Life (EOL) performance predictions for all subsystems for which it has responsibility. At a minimum the report shall include:
a.
An explanation of significant deviations from performance metrics as identified in the satellite specification. The explanation shall include the reasons for the performance delta and the anticipated effects, if any, on the subsystem or satellite.

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WV3 Satellite Statement of Work_ Doc Number 10329656

b.
An explanation of any known component or sub-component failures encountered during the LEOP or V&C Phases. The explanation shall include the possible causes of the failure, workarounds, updated reliability analysis for the component, subsystem, and satellite, and any impacts to DigitalGlobe’s concept of operation.

13.8 Satellite Simulator
BATC shall provide a high fidelity dynamic satellite simulator. The simulator shall simulate satellite responses to stimuli. BATC shall provide sufficient documentation to accurately capture the design, functionality, capabilities, limitations, maintenance, extension, and operation of the simulator.
13.8.1 Satellite Simulator (CDIL LM-8)
BATC shall deliver a high fidelity satellite simulator per the requirements document WV901. Unless otherwise specifically stated in WV901, the depth of functionality of the WV3 simulators shall be the same as provided in the WV2 simulator.
BATC and DigitalGlobe shall mutually agree upon a computer hardware and operating system, called the computing platform, for use in simulator functional and performance acceptance testing. BATC shall execute spacecraft simulator acceptance testing on the identified platform. DigitalGlobe shall execute the simulator testing on the same platform.
The satellite simulator does not need to include the MGB subsystem.
13.8.2 Documentation (CDIL LM-9)
BATC shall provide a Users manual with sufficient detail to:
•	Develop simulation scenarios including all configuration files, scripts, procedures, ephemeris, initial conditions, etc

•	Start-up, shut-down, and operate the simulation console and all simulator components

•	Control the simulation in real-time by setting/adjusting variables

•	Inspect low level model telemetry through the simulation console and simulator components directly

•	Save, modify, and load simulator state files used to start, pause, resume, and diagnose simulation scenarios

•	Understand all log files and log entries

•	Understand and recover from all error conditions

•	Extend, modify, maintain, build and release the simulator.

•	Incorporate a new flight software release into the simulator
In this context, “maintain” refers to the functions required to upgrade to new versions of commercial products such as MatLab or Simulink, alter configuration files, or otherwise customize the implementation.
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13.8.3 Source Code (CDIL LM-10)
Per the terms of the software license agreement set forth in the Agreement, BATC shall provide all BATC developed bus simulator software components in source format (non binary). Source code shall be delivered in originating and native format. BATC does not need to provide development tools or COTS software, but BATC shall provide COTS software tool configuration including supplier, part number, and revision levels of tools used (e.g. compilers, linkers, and other development tools) and all reasonable data/information necessary for DigitalGlobe to enhance, modify, compile, and deploy the simulator.
13.8.4 Delivery Schedule
BATC shall provide the simulator, manuals, and source code per Attachment 1. BATC shall deliver an updated simulator based upon LEOP/commissioning on-orbit performance. At a minimum, the following subsystem models will be updated: thermal, power, and ADCS models.
13.8.5 Technical Interchange Meetings and Design Reviews
BATC shall include DigitalGlobe in technical interchange meetings and design reviews such that DigitalGlobe can explain the intent behind various simulator requirements. BATC and DigitalGlobe shall refine high level requirements to detailed requirements during technical interchange meetings. BATC shall hold preliminary and critical design reviews for the Satellite Simulator. BATC shall hold intermediate Technical Interchange Meetings for the following modules at a minimum: the console, sensor and actuator models, redundancy modeling, fault modeling, thermal modeling, and power modeling.
13.9 Maneuver Planners
[**Redacted**]
13.9.1 [**Redacted**]
[**Redacted**]
13.9.2 [**Redacted**]
[**Redacted**]
13.9.3 [**Redacted**]
[**Redacted**]
13.10 Software Test Bench
BATC shall maintain a test bench suitable for the development and troubleshooting of the satellite computer Flight Software. The bench will include at a minimum:
[**Redacted**]
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13.11 Ground Stations
DigitalGlobe is responsible for all Ground Station equipment. DigitalGlobe operators will be the lead operators of the Ground Segment.1
13.12 Telemetry Packet Creation and Mapping Tools (CDIL LM-15)
BATC shall provide the documentation, software, and training necessary for making changes to the telemetry received from the satellite. This includes changes to both telemetry packets and the mapping of those packets into various telemetry streams under CCSDS Grade C protocol.
Initial delivery shall coincide with initial delivery of the Command & Telemetry Handbook (C&TH). BATC shall update if necessary at a. launch minus 6 months, b. final pre-launch C&TH delivery, and c. launch plus 6 months. Training shall occur coincident with Training Sessions specified in section 13.1 with delta training, if needed, at the final pre-launch C&TH delivery.
13.13 Telemetry Monitor and Response (CDIL LM-16)
BATC shall provide the documentation, software, and training necessary for making changes to flight software telemetry monitors and response actions on the satellite. This includes creation of new telemetry monitors and response actions, and changes to existing monitors and response actions.
Initial delivery shall coincide with initial delivery of the Command & Telemetry Handbook (C&TH). BATC shall update if necessary at a. launch minus 6 months, b. final pre-launch C&TH delivery, and c. launch plus 6 months. Training shall occur coincident with Training Sessions specified in section 13.1 with delta training, if needed, at the final pre-launch C&TH delivery.
14.0 COMMUNICATIONS FLEXIBILITY AND TT&C DEFINITION
BATC shall work with DigitalGlobe to set/finalize satellite ID’s by CDR.
15.0 FACILITIES
BATC shall provide all facilities necessary to perform the scope of this SOW.
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WV3 Satellite Statement of Work_ Doc Number 10329656

ATTACHMENT 1 CONTRACT DATA ITEMS LIST

Data		SOW
Item	Title	Ref	Initial Submittal	Updates	Comments
PROGRAM MANAGEMENT
PM-1	Program Management Structure	4.2	[**Redacted**]	As req’d
PM-2	Master Program Schedule	4.4	[**Redacted**]	monthly
PM-3	Component/Subsystem Design Review Listing	4.5.4	[**Redacted**]	As req’d
PM-4	Component/Subsystem Test Readiness / Data Review Listing	4.5.5	[**Redacted**]	As req’d
PM-5	Documentation Listing	4.6.3	[**Redacted**]	No later than
				Bi-monthly
PM-6	Action Item List	4.7	[**Redacted**]	As req’d
PM-7	Historical Record of Payments & Payments Forecast	4.8.1 & 4.8.2	[**Redacted**]	monthly
DESIGN
D-1	Satellite to Instrument ICD	5.3.1	[**Redacted**]	As req’d
D-2	Satellite to Ground Station Narrowband ICD	5.3.2	[**Redacted**]	As req’d
D-3	Satellite to Ground Station Wideband Link ICD	5.3.3	[**Redacted**]	As req’d
D-4	Satellite Environmental Design and Test Specification	5.3.4	[**Redacted**]	As req’d
D-5	Contamination Control Plan	5.3.5	[**Redacted**]	As req’d
D-6	Satellite Level Requirements Verification/Compliance Matrix	5.3.6	[**Redacted**]	As req’d
D-7	Box Level Requirements Verification/Compliance Matrix	5.3.7	[**Redacted**]	As req’d
D-8	Drawings	5.3.8	[**Redacted**]	with EOs
D-9	Performance Compliance Matrix	5.3.9.1	[**Redacted**]	Quarterly
D-10	Risk Management Report	5.3.9.2	[**Redacted**]	Monthly
D-11	Subsystem Description Docs	5.3.10	[**Redacted**]	Launch – 4 m;	Updates only as required
				Launch + 4 m
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Attch 1 - 1

WV3 Satellite Statement of Work_ Doc Number 10329656

Data		SOW
Item	Title	Ref	Initial Submittal	Updates	Comments
D-12	Thermal Analysis and Reports	5.3.11.a	[**Redacted**]	As req’d
D-13	Structural Analysis	5.3.11.b	[**Redacted**]	As req’d
D-14	Control System Analysis	5.3.11.c	[**Redacted**]	As req’d
D-15	Failure Modes and Effects and Criticality Analysis (FMECA)	5.3.11.d	[**Redacted**]	As req’d
D-16	Satellite Reliability Analysis	5.3.11.e	[**Redacted**]	As req’d
D-17	Satellite Imaging Performance	5.3.11.h	[**Redacted**]	As req’d
D-18	Critical Items List	5.3.13	[**Redacted**]	As req’d
D-19	Component Heritage Summary	5.3.14	[**Redacted**]	As req’d
D-20	System Engineering Reports	5.3.16	[**Redacted**]
D-21	Flight Software Code	5.3.16	[**Redacted**]	As req’d
				Final @ PSR
D-22	Composite Grounding Design	5.3.17	[**Redacted**]	As req’d
D-23	Structural, Power, Thermal, and Reliability Analytical Models	5.3.18	[**Redacted**]	L+3 m
D-24	Coordinate Transformation Document	5.3.19	[**Redacted**]	L – 4m
D-25	Flight Software Users Manual	5.3.20	[**Redacted**]	As req’d
D-26	Component Acceptance Data Package	5.3.21	[**Redacted**]	As req’d
D-27	Jitter Analysis and Test Data	5.3.22	[**Redacted**]	As req’d
D-28	Telescope Boresight Stability Data	5.3.23	[**Redacted**]	As req’d
D-29	Position and Attitude Accuracy	5.3.24	[**Redacted**]	As req’d
D-30	PDR Data Package	4.5.3	[**Redacted**]	As req’d
D-31	CDR Data Package	4.5.3	[**Redacted**]	As req’d
D-32	Satellite to MGB ICD	5.3.25	[**Redacted**]	As req’d
D-33	Electrical GSE ICD	5.3.26	[**Redacted**]	As req’d
D-34	Satellite Requirements Review	4.5.3.1	[**Redacted**]
D-35	Battery Life Prediction	5.3.11.g	[**Redacted**]	L+ 1m
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Attch 1 - 2

WV3 Satellite Statement of Work_ Doc Number 10329656

Data		SOW
Item	Title	Ref	Initial Submittal	Updates	Comments
PRODUCT ASSURANCE
QA-1	EEE Parts List	6.2.1	[**Redacted**]
QA-2	Material Identification and Use Listing	6.2.2	[**Redacted**]	See para 6.3.2
QA-3	As built configured article list	6.3.1	[**Redacted**]	At Launch Readiness Review
QA-4	Certification of Conformance	6.3.2	[**Redacted**]
QA-5	Product Assurance Reviews	6.4	[**Redacted**]
PROCUREMENT, PRODUCTION & TEST
PT-1	Make / Buy Plans	7.2	[**Redacted**]	As req’d
PT-2	Program Subcontract Status Report	7.5	[**Redacted**]	monthly
PT-3	WV I&T Plan	9.3	[**Redacted**]	As req’d
PT-4	Battery Maintenance Plan	9.3.d	[**Redacted**]	As req’d
PT-5	System Test Reports	9.6	[**Redacted**]
PT-6	I&T Command and Telemetry Log Files	9.8.4	[**Redacted**]	weekly
PT-7	Reserved	na	[**Redacted**]
PT-8	Instrument Integration Readiness Review Data Package	4.5.3	[**Redacted**]
PT-9	Satellite Environmental Testing Readiness Review Data Package	4.5.3	[**Redacted**]
PT-10	Pre-Ship Review Data Package	4.5.3	[**Redacted**]
ITAR Controlled Document — DigitalGlobe Proprietary and Confidential
Use or disclosure of data is subject to the restriction on the title page of this document.

Attch 1 - 3

WV3 Satellite Statement of Work_ Doc Number 10329656

Data		SOW
Item	Title	Ref	Initial Submittal	Updates	Comments
LAUNCH AND MISSION
LM-1	Missile Systems Pre-Launch Safety Package (MSPSP)	12.1	[**Redacted**]	L-52 wks TBD
				L-26 wks TBD
LM-2	Preliminary WV3 FEM	12.4.a	[**Redacted**]
	Preliminary CLA-to-WV3 Design Loads Comparison	12.4.b	[**Redacted**]
	Final WV3 FEM	12.4.c	[**Redacted**]
	Final CLA-to-WV3 Design Loads Comparison	12.4.d	[**Redacted**]
LM-3	Training Materials and sessions	13.1.1	[**Redacted**]	As revised
LM-4	Command &Telemetry Handbook	13.2	[**Redacted**]	As revised
LM-5	Calibration Tools	13.3	[**Redacted**]	As revised & L+3 m
LM-6	Commissioning Plan	13.5	[**Redacted**]	As revised
LM-7	Commissioning Report	13.7.2.1	[**Redacted**]
LM-8	Satellite Simulator	13.8.1	[**Redacted**]
LM-9	Satellite Simulator Documentation	13.8.2	[**Redacted**]	Final
				L – 3 m
LM-10	Satellite Simulator Source Code	13.8.3	[**Redacted**]	As req’d
LM-11	High Fidelity Maneuver Planner	13.9.1	[**Redacted**]
LM-12	Peak Estimator Algorithm	13.9.2	[**Redacted**]
LM-13	Integrative Maneuver Model	13.9.3	[**Redacted**]
LM-14	Satellite Launch Readiness Review Data Package	4.5.3	[**Redacted**]
LM-15	Telemetry Packet Creation and Mapping Tools	13.12	[**Redacted**]	See 13.12
LM-16	Telemetry Monitor and Response	13.13	[**Redacted**]	See 13.13
All items are provided for DigitalGlobe information only. Approvals are not required except for ICDs, changes to ICDs, and as otherwise noted.
ATP +1m is 1 month after Authorization to Proceed.
ITAR Controlled Document — DigitalGlobe Proprietary and Confidential
Use or disclosure of data is subject to the restriction on the title page of this document.

Attch 1 - 4

WV3 Satellite Statement of Work_ Doc Number 10329656

ATTACHMENT 2 CUSTOMER FURNISHED EQUIPMENT LIST

		SOW
Item	Title	Ref	Date	Comment
FLIGHT HARDWARE
CFHW-1	[**Redacted**]	10.2.1	[**Redacted**]
CFHW-2	[**Redacted**]	10.2.2	[**Redacted**]	Flight and corresponding ground keys.
CFHW-3	[**Redacted**]	10.2.3	[**Redacted**]
CFHW-4	[**Redacted**]	10.2.4	[**Redacted**]
CFHW-5	[**Redacted**]	10.2.5	[**Redacted**]
CFHW-6	[**Redacted**]	10.2.6	[**Redacted**]
[**Redacted**]
CSIM-1	[**Redcated**]	10.3	[**Redacted**]	Remains the property of DG
[**Redacted**]
CLSE-1	[**Redacted**]	10.4.1	[**Redacted**]
CLSE-2	[**Redacted**]	10.4.1	[**Redacted**]
CLSE-3	[**Redacted**]	10.4.2	[**Redacted**]
[**Redacted**]
CGSE-1	[**Redacted**]	10.5.1.a	[**Redacted**]	Remains the property of DG
CGSE-2	[**Redacted**]	10.5.1.b	[**Redacted**]	Remains the property of DG
CGSE-3	[**Redacted**]	10.5.1.c	[**Redacted**]	Remains the property of DG
CGSE-4	[**Redacted**]	10.5.1.d	[**Redacted**]	Remains the property of DG
CGSE-5	[**Redacted**]	10.5.2.a	[**Redacted**]	Remains the property of DG
CGSE-6	[**Redacted**]	10.5.2.b	[**Redacted**]	Remains the property of DG
CGSE-7	[**Redacted**]	10.5.2.d	[**Redacted**]	Remains the property of DG
CGSE-8	[**Redacted**]	10.5.3.a	[**Redacted**]	Remains the property of DG
CGSE-9	[**Redacted**]	10.5.3.b	[**Redacted**]	Remains the property of DG
CGSE-10	[**Redacted**]	10.5.3.c	[**Redacted**]	Remains the property of DG
CGSE-11	[**Redacted**]	10.5.4	[**Redacted**]	Remains the property of DG
ITAR Controlled Document — DigitalGlobe Proprietary and Confidential
Use or disclosure of data is subject to the restriction on the title page of this document.

Attch 2 - 1

WV3 Satellite Statement of Work_ Doc Number 10329656

		SOW
Item	Title	Ref	Date	Comment
CGSE-12	[**Redacted**]	10.5.5	[**Redacted**]	Remains the property of DG
CGSE-13	[**Redacted**]	10.5.6	[**Redacted**]	Remains the property of DG
CGSE-14	[**Redacted**]	10.5.7	[**Redacted**]	Remains the property of DG
CGSE-15	[**Redacted**]	10.5.8	[**Redacted**]	Remains the property of DG
LAUNCH VEHICLE DATA ITEM
CLD-1	WV3 Preliminary CLA	10.6	[**Redacted**]
CLD-2	WV3 Final CLA	10.6	[**Redacted**]
INSTRUMENT DATA ITEM
CID-1	WV3 Instrument Structural Data	10.7.1	[**Redacted**]
CID-2	WV3 Instrument Thermal Data	10.7.2	[**Redacted**]
DigitalGlobe will provide this equipment in accordance with the requirements of the Agreement.
ITAR Controlled Document — DigitalGlobe Proprietary and Confidential
Use or disclosure of data is subject to the restriction on the title page of this document.

Attch 2 - 2

FOIA CONFIDENTIAL TREATMENT REQUESTED
PORTIONS OF THIS EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
Exhibit 2 to Contract 60150
WorldView-3 Satellite
Specification

Document #	10329655
Revision #	1.0
Release Date	20 August 2010
Prepared by	[**Redacted**]
Approved by	[**Redacted**]
This Document Is ITAR Controlled
This document contains Technical Data as defined and controlled under the International Traffic In Arms Regulations (ITAR). Transfer of this data by any means to a foreign person, whether in the United States or abroad, without an export license or other approval from the U.S. Department of State is prohibited.
RESTRICTION ON USE, PUBLICATION, OR DISCLOSURE OF PROPRIETARY INFORMATION
This document contains information proprietary and confidential to DigitalGlobe™, to its subsidiaries, or to a third party to whom DigitalGlobe may have a legal obligation to protect such information from unauthorized disclosure, use or duplication. Any disclosure, use or duplication of this document or of any of the information contained herein for other than the specific purpose for which it was disclosed is expressly prohibited, except as DigitalGlobe may otherwise agree to in writing. This document may only be used for the purpose for which it is provided. All copies of this document are the sole property of DigitalGlobe and will be returned promptly upon request.

WorldView-3 Satellite Specification Doc’t # 10329655 Rev 1.0: 20 Aug 2010
Change Record

Revision	Date	Sections	Description of Change
1.0	20 Aug 2010	All	Initial Release
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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 1.0: 20 Aug 2010
Table of Contents

1. SCOPE	1
1.1 Purpose	1
1.2 System Overview	1
1.3 Document Overview	1
2. APPLICABLE DOCUMENTS	2
2.1 Government Documents	2
2.1.1 [**Redacted**]	2
2.1.2 [**Redacted**]	2
2.2 Non-Government Documents	2
2.2.1 [**Redacted**]	2
2.2.2 [**Redacted**]	2
2.2.3 [**Redacted**]	2
2.3 Reference Documents	2
3. REQUIREMENTS	3
3.1 Satellite Definition	3
3.1.1 Satellite Diagrams	3
3.1.1.1 Component Tree	3
3.1.1.2 Coordinate System	3
3.1.2 Satellite Interfaces	3
3.1.2.1 Non-interference with Outside Systems	3
3.1.2.1.1 [**Redacted**]	3
3.1.2.1.2 [**Redacted**]	4
3.1.2.1.3 [**Redacted**]	4
3.1.2.2 Satellite-Global Positioning System Interfaces	4
3.1.2.2.1 Compatibility	4
3.1.2.3 Satellite-Ground Interfaces	4
3.1.2.3.1 Compatibility	4
3.1.2.3.2 Remote Ground Terminal Locations	4
3.1.2.3.3 Command Uplink	4
3.1.2.3.4 Narrowband Telemetry Downlink	4
3.1.2.3.5 Wideband Data Downlink	5
3.1.2.4 Satellite-Launch Vehicle Interfaces	5
3.1.2.4.1 Compatibility	5
3.1.2.4.2 [**Redacted**]	5
3.1.2.4.3 Umbilical	5
3.1.3 Customer Furnished Equipment	5
3.1.3.1 Instrument	5
3.1.3.1.1 Physical, Structural and Mechanical Requirements	5
3.1.3.1.2 Thermal Interfaces	6
3.1.3.1.3 Power Interfaces	6
3.1.3.1.4 Command and Telemetry Interfaces	7
3.1.3.1.5 Image Data Interfaces	7
3.1.3.1.6 EOA Thermal Control Interfaces	8
3.1.3.2 MGB	8
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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 1.0: 20 Aug 2010

3.2 Satellite Characteristics	8
3.2.1 Performance	8
3.2.1.1 General Mission Requirements	8
3.2.1.1.1 Mission Life	8
3.2.1.1.2 Orbits	8
3.2.1.2 Satellite Operating Modes	9
3.2.1.2.1 Normal Operating Modes	9
3.2.1.2.2 Special / Contingency Modes	9
3.2.1.2.3 Intermediate and Transitional Modes	11
3.2.1.3 Pre-Launch Operations	11
3.2.1.3.1 Ground Storage	11
3.2.1.3.2 Launch Delay	12
3.2.1.4 Early Orbit Operations	12
3.2.1.4.1 Autonomous Operations After Separation	12
3.2.1.4.2 First [**Redacted**]	12
3.2.1.4.3 Commissioning	12
3.2.1.5 Mission Operations	12
3.2.1.5.1 Viewing Angles	12
3.2.1.5.2 Imaging and Downlink Operations	13
3.2.1.5.3 Stereo Imaging	13
3.2.1.5.4 Off-Nadir Imaging	13
3.2.1.5.5 [**Redacted**]	13
3.2.1.5.6 [**Redacted**]	13
3.2.1.6 Instrument Requirements	13
3.2.1.6.1 Integrated Bus/Instrument Performance Effects	13
3.2.1.6.2 [**Redacted**]	14
3.2.1.6.3 [**Redacted**]	14
3.2.1.6.4 Instrument Cleanliness	14
3.2.1.7 Bus Subsystem Requirements	15
3.2.1.7.1 [**Redacted**]	15
3.2.1.7.2 ADCS	16
3.2.1.7.3 Propulsion	17
3.2.1.7.4 Flight Software	18
3.2.1.7.5 C&DH	19
3.2.1.7.6 Narrowband Communications	22
3.2.1.7.7 [**Redacted**]	24
3.2.1.7.8 EPDS	26
3.2.1.7.9 Structures and Mechanisms	27
3.2.1.7.10 Thermal Control	27
3.2.1.7.11 Direct Tasking	28
3.2.2 Physical Characteristics	31
3.2.2.1 Size Constraints	31
3.2.2.2 Mass Constraints	31
3.2.2.3 Shipping Constraints	31
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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 1.0: 20 Aug 2010

3.2.3 Reliability	31
3.2.3.1 End of Life Ps	31
3.2.3.2 [**Redacted**]	32
3.2.3.3 [**Redacted**]	32
3.2.3.4 Cycle-Limited Items	32
3.2.3.4.1 [**Redacted**]	32
3.2.3.4.2 [**Redacted**]	32
3.2.4 Availability and Maintainability	32
3.2.4.1 Fault Recovery Timeline	32
3.2.4.2 Environmental Conditions	32
3.2.4.2.1 Launch Induced Environments	32
3.2.4.2.2 On-Orbit Environments	32
3.2.4.2.3 Pre-Launch Environments	32
3.3 Satellite Design and Construction	33
3.3.1 General	33
3.3.2 SEUs	33
3.3.3 Immunity to Latch-Up	33
3.3.4 Cleanliness and Contamination Control	33
3.3.4.1 [**Redacted**]	33
3.3.4.2 [**Redacted**]	33
3.3.4.3 [**Redacted**]	33
3.3.4.4 [**Redacted**]	33
3.3.5 Safety	33
3.3.6 [**Redacted**]	33
4. VERIFICATION	33
5. QUALITY ASSURANCE	33
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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 1.0: 20 Aug 2010
List of Tables
[**Redacted**]
List of Figures
[**Redacted**]
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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 1.0: 20 Aug 2010
1. SCOPE
1.1 Purpose
This document describes the requirements for design and implementation of the DigitalGlobe WorldView-3 Satellite, being constructed to support DigitalGlobe commercial imaging operations.
1.2 System Overview
Ball Aerospace & Technology Corporation (BATC) is providing the integrated WorldView-3 imaging satellite to DigitalGlobe, Inc. As the Space Segment Integrator (SSI), BATC is manufacturing a Spacecraft Bus that can accommodate the panchromatic + multi-spectral WorldView-3 Instrument. This will be the same Bus design as used for predecessor WorldView Satellites. The Instrument is being supplied by ITT Industries Space Systems Division (ITT) to DigitalGlobe, with miscellaneous support units / functions provided by BATC. All ITT equipment will be provided as Customer Furnished Equipment (CFE) to BATC for Satellite integration. As the SSI, BATC will then perform Satellite level testing, prepare the Satellite for launch, and support on-orbit checkout of the Satellite.
The Satellite will be in a sun-synchronous orbit at an altitude between 450 and 830 km with a descending equator crossing time between 10:00 AM and 2:00 PM. [**Redacted**] Image data is recorded by the Spacecraft Bus and is normally downlinked to DigitalGlobe ground stations. However, direct downlink to user sites may also be performed in certain circumstances. Direct downlink is via the normal wideband downlink.
A key feature of the WordView-3 Satellite is Direct Tasking, where imaging and downlink parameters are directly uplinked from a customer’s ground station to the satellite, and image data is directly downlinked to a customer’s ground station, on the same and/or successive passes. Direct Tasking supports an expanded customer base and fulfills these customers’ desires to compress the overall planning-tasking-collection-downlink timeline and to not expose their task list to outside parties (including DigitalGlobe) prior to image collection. Full command authority is maintained by DigitalGlobe, with key commands needed to initiate the image and downlink operations uploaded from DigitalGlobe ground stations.
1.3 Document Overview
This document specifies functional, performance and interface requirements for the integrated Satellite and the Spacecraft Bus, including external Satellite interfaces, Instrument-Bus interfaces and Instrument integration, Bus and Satellite test, launch, and operational requirements. Separate Interface Control Documents (ICDs) detail the specifics of the Instrument-Bus interfaces and Integration and Test processes. Satisfaction of the Satellite-level requirements contained in this specification assume the Instrument provided as CFE meets its requirements, which are documented separately. As the SSI, BATC will refer to the separate Instrument Specifications as necessary to maintain the Spacecraft Bus to Instrument ICDs and develop an integration and test plan sufficient to ensure the integrated Satellite meets its system-level functional and performance requirements.
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1

WorldView-3 Satellite Specification Doc’t # 10329655 Rev 1.0: 20 Aug 2010
This specification may contain requirements that have not been fully defined. These open requirements are indicated by a TBR, and/or TBD:
TBR — To Be Resolved: Indicates parameters that exist, but may change after discussions with Contractor and others (e.g.: DigitalGlobe).
TBD — To Be Determined: Indicates parameters that have not yet been determined.
2. APPLICABLE DOCUMENTS
This document is the Satellite Specification. This specification defines the technical requirements called out in the Contract and a Statement of Work (SOW). The Contract and SOW define schedule requirements, deliverable items and programmatics. However, in the event of a conflict between a specific requirement herein and documents, then the Contract, the Statement of Work, this document, and Applicable documents shall govern in this order. If the revision is not specifically noted, the latest revision of each document applies.
At contract signing, the Environmental Design and Test Specification and Interface Control Documents from predecessor DigitalGlobe WorldView satellite programs listed below shall be considered the baseline release for WV-3. It is anticipated that the WV-3 versions of these documents will require few modifications from the predecessor baselines, with changes focused in a few key areas as driven by WV-3 unique requirements (for example enhanced Instrument thermal control and updated power values). The first release of the WV-3 version of each document shall supersede the predecessor version, which shall no longer be considered an Applicable Document.
Although the Satellite Integrating Contractor physically maintains many of these ICDs, their development is inherently a cooperative process. Accordingly, the latest released ICD revision shall always apply, where release is predicated on mutual agreement between all involved parties; for example the Instrument to Spacecraft ICD requires consensus between the Satellite Integrating Contractor, the Instrument Contractor, and DigitalGlobe.
2.1 Government Documents
2.1.1 [**Redacted**]
2.1.2 [**Redacted**]
2.2 Non-Government Documents
2.2.1 [**Redacted**]
2.2.2 [**Redacted**]
2.2.3 [**Redacted**]
2.3 Reference Documents
[**Redacted**]
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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 1.0: 20 Aug 2010
3. REQUIREMENTS
Remarks contained as Rationale/Info shall NOT be considered a formal part of this specification and are provided for reference only.
[**Redacted**]
3.1 Satellite Definition
This Section defines fundamental terminology and identifies the basic Satellite functions along with the provider of each function. It also provides external interface requirements and internal interface requirements for the equipment to be provided [**Redacted**] to the SSI.
3.1.1 Satellite Diagrams
3.1.1.1 Component Tree
[**Redacted**] defines the major elements, subsystems, assemblies and units/functions of the Satellite and shows how they are allocated between DigitalGlobe’s contractors. The figure also indicates items that are delivered to the SSI [**Redacted 1 Page**].
3.1.1.2 Coordinate System
The base coordinate system used for all major Satellite element and segment mechanical interfaces shall be as shown in for example, Instrument to Spacecraft Bus and Satellite to Launch Vehicle.
Other coordinate systems may be used as appropriate within elements and/or subsystems; [**Redacted**]. The relationships between the base coordinate system and other coordinate systems shall be explicitly shown in the appropriate documents (drawings, interface control documents, etc.).
[**Redacted**]
3.1.2 Satellite Interfaces
3.1.2.1 Non-interference with Outside Systems
3.1.2.1.1 [**Redacted**]
The Satellite shall not interfere with [**Redacted**].
3.1.2.1.2 [**Redacted**]
During normal operations, RF emissions from the Satellite shall not exceed the limits specified in the [**Redacted**].
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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 1.0: 20 Aug 2010
3.1.2.1.3 [**Redacted**]
All RF emissions shall use the frequency allocation of [**Redacted**], with out-of-band emissions compliant with [**Redacted**].
3.1.2.2 Satellite-Global Positioning System Interfaces
3.1.2.2.1 Compatibility
The Spacecraft Bus shall be compatible with standard GPS interfaces as defined in [**Redacted**].
3.1.2.3 Satellite-Ground Interfaces
The following paragraphs define high-level requirements for Satellite-Ground compatibility; detailed interface requirements shall be defined in the Narrowband and Wideband Satellite-Ground ICD.
[**Redacted**]
3.1.2.3.1 Compatibility
The Satellite Narrowband and Wideband Communications Subsystems shall be compatible with [**Redacted**].
3.1.2.3.2 Remote Ground Terminal Locations
Remote Ground Terminals (RGTs) will be located as follows:
[**Redacted**]
3.1.2.3.3 Command Uplink
3.1.2.3.3.1 Effective Isotropic Radiated Power
The minimum Effective Isotropic Radiated Power (EIRP) of the command uplink antenna will be [**Redacted**].
3.1.2.3.3.2 Axial Ratio
The command uplink antenna will transmit using [**Redacted**].
3.1.2.3.4 Narrowband Telemetry Downlink

3.1.2.3.4.1 Figure of Merit (G/T)
The minimum G/T of the Narrowband receive antenna will be as follows across the frequency range of [**Redacted**] under all conditions, for the RGT locations defined in Section 3.1.2.3.2 Remote Ground Terminal Locations. These values include the effects of antenna pointing error and atmospheric conditions.
[**Redacted**]
3.1.2.3.4.2 Axial Ratio
The Narrowband receive antenna will receive using [**Redacted**].
3.1.2.3.4.3 Implementation Loss
The demodulator implementation loss for the Narrowband telemetry receiver will be [**Redacted**].
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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 1.0: 20 Aug 2010
3.1.2.3.5 Wideband Data Downlink
3.1.2.3.5.1 Figure of Merit (G/T)
The minimum G/T of the Wideband receive antenna will be as follows across the frequency range of [**Redacted**] under all conditions, for the RGT locations defined in Section 3.1.2.3.2 Remote Ground Terminal Locations. These values include the effects of antenna pointing error and atmospheric conditions.
[**Redacted**]
3.1.2.3.5.2 Axial Ratio
The Wideband receive antenna will receive using [**Redacted**].
3.1.2.3.5.3 Implementation Loss
The demodulator implementation loss for the wideband telemetry receiver will be [**Redacted**].
3.1.2.4 Satellite-Launch Vehicle Interfaces
The following paragraphs define high-level requirements for Satellite — Launch Vehicle compatibility; detailed interface requirements shall be defined in the Mission Specification.
3.1.2.4.1 Compatibility
The Satellite design shall be compatible with the [**Redacted**]
3.1.2.4.2 [**Redacted**]
The Satellite shall accommodate [**Redacted**].
3.1.2.4.3 Umbilical
The Satellite shall accommodate an umbilical to support all required functions for launch mode, including at a minimum the following critical electrical functions:
[**Redacted**]
3.1.3 Customer Furnished Equipment
3.1.3.1 Instrument
The Instrument will be provided to the SSI [**Redacted**]. The SSI shall provide interfaces as specified herein, with detailed interface requirements provided in accordance with the [**Redacted**].
3.1.3.1.1 Physical, Structural and Mechanical Requirements
3.1.3.1.1.1 Configuration
The Spacecraft Bus shall accommodate the following major Instrument assemblies and/or units:
[**Redacted**]
3.1.3.1.1.2 Size
The Spacecraft Bus shall be capable of supporting the Instrument assemblies/units as specified in the Spacecraft Bus to Instrument ICDs.
3.1.3.1.1.3 Mass Properties
[**Redacted**]
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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 1.0: 20 Aug 2010
3.1.3.1.1.4 EOA-Mounted Spacecraft Bus Equipment
The SSI shall provide the following equipment to be mounted on the EOA:
[**Redacted**]
3.1.3.1.1.5 EOA Fields of View
The Spacecraft Bus shall provide the Instrument with [**Redacted**].
3.1.3.1.1.6 EOA Purge Fitting
The Satellite shall be configured to provide a purge fitting [**Redacted**].
3.1.3.1.1.7 Assembly, Integration and Test
a)
To the maximum extent possible, the Satellite configuration shall permit independent integration of all Instrument assemblies/units and access to internal Instrument test ports and harness connections.

b)
The Satellite configuration shall allow clear access to Instrument equipment essential to integration and test activities, for example: test ports, purge lines, aperture cover, interface connectors, etc.

3.1.3.1.1.8 EOA Vibration Environment (TBR)
The SI shall ensure that the [**Redacted 2 Pages**]
3.1.3.1.1.9 [**Redacted**]
The Spacecraft Bus shall provide radiation shielding for the [**Redacted**].
3.1.3.1.2 Thermal Interfaces
The Spacecraft Bus shall perform the following thermal functions, with interfaces to the Instrument as specified in the Spacecraft Bus to Instrument ICDs:
[**Redacted**]
3.1.3.1.3 Power Interfaces
The Spacecraft Bus shall provide electrical power to the Instrument as specified below, with the breakdown of individual unit powers and other characteristics as specified in the Spacecraft Bus to Instrument ICDs.
3.1.3.1.3.1 Instrument Power Feeds
The Spacecraft Bus shall provide power to all Instrument units as follows:
[**Redacted**]
3.1.3.1.3.2 Voltage
The Spacecraft Bus shall present power at the Instrument interfaces as follows:
[**Redacted**]
3.1.3.1.3.3 [**Redacted**]
[**Redacted**]
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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 1.0: 20 Aug 2010
3.1.3.1.3.4 Average Operating Power
During normal operations, the Spacecraft Bus shall be able to perform the [**Redacted**]
3.1.3.1.3.5 Survival Power
When in Emergency Mode, the Spacecraft Bus shall provide power as specified in [**Redacted**] via the Essential Bus, as specified in Section 3.1.3.1.3.1 Instrument Power Feeds.
3.1.3.1.3.6 Maximum Power
a)	The Spacecraft Bus shall be capable of supporting the sustained maximum Instrument power specified in [**Redacted**].

b)	The Spacecraft Bus shall ensure [**Redacted**]
3.1.3.1.4 Command and Telemetry Interfaces
The Spacecraft Bus shall provide the following command and telemetry interfaces to the Instrument, all of which shall be cross-strapped between the primary and redundant Spacecraft Bus electronics and primary and redundant Instrument electronics:
[**Redacted**]
3.1.3.1.4.1 Instrument Commanding
Using the specified data interfaces, the Spacecraft Bus shall forward commands to the Instrument, [**Redacted**] as documented in the Spacecraft Bus to Instrument ICDs.
3.1.3.1.4.2 Image Start and Stop Commands
The commands for image [**Redacted**] shall be issued from the Spacecraft Bus [**Redacted**]
3.1.3.1.4.3 Image Duration
a)	The minimum Image duration possible shall be no more than [**Redacted**].

b)	There shall be [**Redacted**].

c)	Image durations shall be commandable in [**Redacted**].
[**Redacted**]
3.1.3.1.4.4 Instrument Telemetry
Using the specified data interfaces, the Spacecraft Bus shall receive telemetry from the Instrument as documented in the Spacecraft Bus to Instrument ICDs. The following rules shall be applied to Instrument telemetry:
[**Redacted**]
3.1.3.1.4.5 [**Redacted**]
The Spacecraft Bus shall provide a [**Redacted**] as follows:
[**Redacted**]
3.1.3.1.5 Image Data Interfaces
The Spacecraft Bus shall provide image data interfaces [**Redacted**]
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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 1.0: 20 Aug 2010
3.1.3.1.5.1 General Interface Definition

The Spacecraft Bus to Instrument data interface shall be as follows:
[**Redacted**]
3.1.3.1.5.2 Maximizing Storage and Downlink Efficiency
The Spacecraft Bus to Instrument data interface shall be capable of supporting the following Instrument configurations and shall ensure [**Redacted**]
3.1.3.1.6 EOA Thermal Control Interfaces
[**Redacted**]
3.1.3.1.6.1 [**Redacted**]
[**Redacted**]
3.1.3.1.6.2 [**Redacted**]
[**Redacted**]
3.1.3.1.6.3 [**Redacted**]
[**Redacted**]
3.1.3.2 MGB
The MGB will be provided to the SSI [**Redacted**]. The SSI shall meet the MGB requirements specified in the MGB Requirements Documents and Interface Control Documents.
3.2 Satellite Characteristics
This Section defines the characteristics of the Satellite required to support the mission with respect to performance, physical characteristics, reliability, availability, and environmental conditions. The SSI shall derive and otherwise define lower level requirements necessary to implement the requirements of this specification, including those that are passed to the Instrument Contractor via the Spacecraft Bus to Instrument ICD, the Environmental Design and Test Specification, and other relevant documents.
3.2.1 Performance
3.2.1.1 General Mission Requirements
3.2.1.1.1 Mission Life
The Satellite shall meet all on-orbit performance requirements for a Mission Life of [**Redacted**]. The end of this period is defined as End of Life (EOL).
[**Redacted**]
3.2.1.1.2 Orbits
3.2.1.1.2.1 General Orbit Compatibility
The Satellite shall be capable of operating at any equatorial altitude between [**Redacted**]
3.2.1.1.2.2 Reserved
3.2.1.1.2.3 Mission Orbit
The Mission Orbit shall be defined as:
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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 1.0: 20 Aug 2010
[**Redacted**]
3.2.1.1.2.4 Reserved
3.2.1.1.2.5 Insertion Orbit and Dispersions
The Satellite shall be compatible with being inserted directly into any of the orbits defined under General Orbit Compatibility, [**Redacted**]
3.2.1.2 Satellite Operating Modes
3.2.1.2.1 Normal Operating Modes
The Satellite shall, at a minimum, provide the operating modes defined in Table 3-1 Normal Operating Modes, with the following additional requirements:
[**Redacted**]
Table 3-1 Normal Operating Modes

Mode	Basic Satellite State	Satellite Pointing
Cruise Mode	[**Redacted**]	Satellite oriented as required to ensure: [**Redacted**]

[**Redacted**]		[**Redacted**]

[**Redacted**]	[**Redacted**]	[**Redacted**]

[**Redacted**]		[**Redacted**]
3.2.1.2.2 Special / Contingency Modes
The Satellite shall, at a minimum, provide the modes defined in [**Redacted**], with the following additional requirements:
[**Redacted**]
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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 1.0: 20 Aug 2010
Table 3-2 Special / Contingency Modes

Mode	Basic Satellite State	Satellite Pointing
[**Redacted**]	[**Redacted**]	[**Redacted**]

[**Redacted**]	[**Redacted**]	[**Redacted**]

[**Redacted**]	[**Redacted**]
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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 1.0: 20 Aug 2010
Table 3-3 Simultaneous Operations

Simultaneous	Normal Operating Modes				Special / Contingency Modes
Operations	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Recording Image Data			[**Redacted**]	[**Redacted**]
Recording Ancillary Data	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Transmitting recorded Image and Ancillary Data	[**Redacted**]		[**Redacted**]	[**Redacted**]	[**Redacted**]
Recording Satellite state of health data	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]		[**Redacted**]
Transmitting stored state-of-health data	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]		[**Redacted**]
Transmitting real-time state-of-health data	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Preserving stored Image and Ancillary Data	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]		[**Redacted**]
Preserving stored state-of-health data	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]		[**Redacted**]	[**Redacted**]
Receiving and executing real-time commands	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Receiving and storing stored commands	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]		[**Redacted**]
Executing stored commands	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]
3.2.1.2.3 Intermediate and Transitional Modes
Additional intermediate and transitional modes may be defined for the Satellite and Spacecraft Bus. [**Redacted**]
3.2.1.3 Pre-Launch Operations
3.2.1.3.1 Ground Storage
The Satellite shall be capable of being stored under proper conditions for up to [**Redacted**] without the need for refurbishment.
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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 1.0: 20 Aug 2010
3.2.1.3.2 Launch Delay
a)	The Satellite shall be capable of remaining loaded with propellant for a minimum of [**Redacted**] prior to launch, while maintaining safety and status monitoring.

b)
The Satellite shall be capable of launch for up to [**Redacted**] following the integration of the Satellite to the Launch Vehicle without the need for demate, while maintaining safety and status monitoring.

c)	The Satellite shall be designed to permit [**Redacted**].
3.2.1.4 Early Orbit Operations
3.2.1.4.1 Autonomous Operations After Separation
Following the separation event, the Satellite shall autonomously:
[**Redacted**]
3.2.1.4.2 First [**Redacted**]
Following the Autonomous Operations after Separation, the Satellite shall pose no constraints on operation such that:
[**Redacted**]
3.2.1.4.3 Commissioning
The Satellite shall pose no constraints on operation such that total Satellite on-orbit performance can be fully verified as specified in the Statement of Work.
3.2.1.5 Mission Operations
3.2.1.5.1 Viewing Angles
Viewing angles referred to in the [**Redacted**] and elsewhere in this specification shall be as defined below.
[**Redacted**]
3.2.1.5.1.1 Nominal Field of Regard
The Nominal Field of Regard shall be defined as a [**Redacted**]
3.2.1.5.1.2 Maximum Field of Regard
The Maximum Field of Regard shall be defined as a [**Redacted**]
3.2.1.5.1.3 [**Redacted**]
[**Redacted**]
3.2.1.5.1.4 [**Redacted**]
[**Redacted**]
3.2.1.5.1.5 Instrument Operating Modes
The Satellite shall allow operation of the Instrument in the modes specified in [**Redacted**]
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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 1.0: 20 Aug 2010
3.2.1.5.2 Imaging and Downlink Operations
The Satellite shall be capable of performing the imaging and downlink operations specified below assuming [**Redacted**]
3.2.1.5.2.1 [**Redacted**]
[**Redacted 1 Page**]
3.2.1.5.2.2 Wideband and Narrowband Downlinks

It shall be possible to perform both Wideband and Narrowband downlinks as follows:
[**Redacted**]
3.2.1.5.2.3 Instrument Mass Properties for [**Redacted**]
For purposes of verifying the Satellite’s ability to perform the DIS, [**Redacted**]
3.2.1.5.2.4 [**Redacted**]
[**Redacted**]
3.2.1.5.3 Stereo Imaging
a)	The Satellite shall be capable of collecting the stereo imagery [**Redacted**]

b)	The Satellite shall be capable of collecting stereo imagery [**Redacted**]
3.2.1.5.4 Off-Nadir Imaging
The Satellite shall be capable of supporting off-nadir image collections as follows:
[**Redacted**]
3.2.1.5.5 [**Redacted**]
3.2.1.5.5.1 [**Redacted**]
[**Redacted**]
3.2.1.5.5.2 [**Redacted**]
[**Redacted**]
3.2.1.5.6 [**Redacted**]
[**Redacted**]
3.2.1.6 Instrument Requirements
3.2.1.6.1 Integrated Bus/Instrument Performance Effects
The SSI shall perform appropriate integrated Satellite-level analyses and design work in order to ensure the Satellite meets the following performance requirements. LOS motion shall be calculated using an Instrument Finite Element Model (FEM) provided by the Instrument Contractor as defined under Applicable Documents, which shall be assumed to meet the following requirements:
[**Redacted**]
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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 1.0: 20 Aug 2010
3.2.1.6.1.1 [**Redacted**]
[**Redacted**]
3.2.1.6.1.2 [**Redacted**]
[**Redacted**]
3.2.1.6.2 [**Redacted**]
[**Redacted**]
3.2.1.6.2.1 [**Redacted**]
[**Redacted**]
3.2.1.6.2.2 [**Redacted**]
[**Redacted**]
3.2.1.6.3 [**Redacted**]
[**Redacted**]
3.2.1.6.3.1 [**Redacted**]
[**Redacted**]
3.2.1.6.3.2 [**Redacted**]
[**Redacted**]
3.2.1.6.3.3 [**Redacted**]
[**Redacted**]
3.2.1.6.3.4 [**Redacted**]
[**Redacted**]
3.2.1.6.3.4.1 [**Redacted**]
[**Redacted**]
3.2.1.6.3.4.2 [**Redacted**]
[**Redacted**]
3.2.1.6.3.4.3 [**Redacted**]
[**Redacted**]
3.2.1.6.3.5 [**Redacted**]
[**Redacted**]
3.2.1.6.3.5.1 [**Redacted**]
[**Redacted**]
3.2.1.6.3.5.2 [**Redacted**]
[**Redacted**]
3.2.1.6.3.6 [**Redacted**]
[**Redacted**]
3.2.1.6.4 Instrument Cleanliness
[**Redacted**]
3.2.1.6.4.1 [**Redacted**]
[**Redacted**]
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3.2.1.6.4.2 [**Redacted**]
[**Redacted**]
3.2.1.7 Bus Subsystem Requirements
In addition to supporting all subsystem-level requirements derived from the Satellite-level requirements specified in the above sections, Spacecraft Bus subsystems shall meet the specific requirements contained within this section.
3.2.1.7.1 [**Redacted**]
3.2.1.7.1.1 [**Redacted**]
[**Redacted**]
3.2.1.7.1.2 [**Redacted**]
[**Redacted**]
3.2.1.7.1.3 [**Redacted**]
[**Redacted**]
3.2.1.7.1.3.1 [**Redacted**]
[**Redacted**]
3.2.1.7.1.3.2 [**Redacted**]
[**Redacted**]
3.2.1.7.1.3.3 [**Redacted**]
[**Redacted**]
3.2.1.7.1.3.4 [**Redacted**]
[**Redacted**]
3.2.1.7.1.3.5 [**Redacted**]
[**Redacted**]
3.2.1.7.1.3.6 [**Redacted**]
[**Redacted**]
3.2.1.7.1.3.7 [**Redacted**]
[**Redacted**]
3.2.1.7.1.3.8 [**Redacted**]
[**Redacted**]
3.2.1.7.1.4 [**Redacted**]
3.2.1.7.1.4.1 [**Redacted**]
[**Redacted**]
3.2.1.7.1.4.2 [**Redacted**]
[**Redacted**]
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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 1.0: 20 Aug 2010
3.2.1.7.1.4.3 [**Redacted**]
[**Redacted**]
3.2.1.7.1.4.4 [**Redacted**]
[**Redacted**]
3.2.1.7.2 ADCS
3.2.1.7.2.1 [**Redacted**]
[**Redacted**]
3.2.1.7.2.2 [**Redacted**]
3.2.1.7.2.2.1 [**Redacted**]
[**Redacted**]
3.2.1.7.2.2.2 [**Redacted**]
[**Redacted**]
3.2.1.7.2.2.3 [**Redacted**]
[**Redacted**]
3.2.1.7.2.2.4 [**Redacted**]
[**Redacted**]
3.2.1.7.2.2.5 [**Redacted**]
[**Redacted**]
3.2.1.7.2.3 [**Redacted**]
[**Redacted**]
3.2.1.7.2.4 [**Redacted**]
3.2.1.7.2.4.1 [**Redacted**]
[**Redacted**]
3.2.1.7.2.4.2 [**Redacted**]
[**Redacted**]
3.2.1.7.2.5 [**Redacted**]
3.2.1.7.2.6 [**Redacted**]
[**Redacted**]
3.2.1.7.2.7 [**Redacted**]
[**Redacted**]
3.2.1.7.2.8 [**Redacted**]
[**Redacted**]
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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 1.0: 20 Aug 2010
3.2.1.7.2.9 [**Redacted**]
[**Redacted**]
3.2.1.7.2.9.1 [**Redacted**]
[**Redacted**]
3.2.1.7.2.9.2 [**Redacted**]
[**Redacted**]
3.2.1.7.2.9.3 [**Redacted**]
[**Redacted**]

3.2.1.7.2.9.4 [**Redacted**]
[**Redacted**]
3.2.1.7.2.9.5 [**Redacted**]
[**Redacted**]
3.2.1.7.2.10 [**Redacted**]
[**Redacted**]
3.2.1.7.2.11 Solar Arrays
In all modes of operation except Launch Mode, the ADCS shall be capable of pointing the Solar Array as follows:
[**Redacted**]
3.2.1.7.2.12 Wideband Antenna
While in Cruise Mode, Earth or Fixed Frame Imaging Mode, or maneuvering to/from Images, the ADCS shall be capable of pointing the Wideband Antenna as follows:
[**Redacted**]
3.2.1.7.3 Propulsion
3.2.1.7.3.1 Minimum Delta-V Capability
The Propulsion subsystem shall provide at least [**Redacted**]
3.2.1.7.3.2 Propellant Budget
The SSI shall develop and maintain a [**Redacted**]
3.2.1.7.3.3 Inefficiencies of Operation
The propellant budget shall, at a minimum, account for the following inefficiencies of operation:
[**Redacted**]
3.2.1.7.3.4 Thruster Orientation
[**Redacted**]
3.2.1.7.3.5 [**Redacted**]
[**Redacted**]
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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 1.0: 20 Aug 2010
3.2.1.7.4 Flight Software
3.2.1.7.4.1 [**Redacted**]
The Flight Software shall provide the capability to [**Redacted**]
3.2.1.7.4.2 Modularity
The design of the Satellite flight software shall be [**Redacted**].
3.2.1.7.4.2.1 Module Size
The patching or replacing of any single Satellite flight software module shall not require more than [**Redacted**] or the [**Redacted**] shall be uploadable in no more than [**Redacted**] split across multiple contacts.
[**Redacted**]
3.2.1.7.4.3 Parameterization
The design of the Satellite flight software shall incorporate parameterization to support operational flexibility and command versatility.
[**Redacted**]
3.2.1.7.4.3.1 Parameter Range and Resolution
Parameters shall have enough range and resolution to permit operation of the Satellite to the requirements of this specification without having to patch the Satellite Flight software.
3.2.1.7.4.3.2 [**Redacted**]
[**Redacted**]
3.2.1.7.4.4 [**Redacted**]
[**Redacted**]
3.2.1.7.4.4.1 [**Redacted**]
[**Redacted**]
3.2.1.7.4.4.2 [**Redacted**]
[**Redacted**]
3.2.1.7.4.5 [**Redacted**]
[**Redacted**]
3.2.1.7.4.6 [**Redacted**]
[**Redacted**]
3.2.1.7.4.7 [**Redacted**]
[**Redacted**]
3.2.1.7.4.7.1 [**Redacted**]
[**Redacted**]
3.2.1.7.4.8 [**Redacted**]
[**Redacted**]
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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 1.0: 20 Aug 2010
3.2.1.7.4.9 [**Redacted**]
[**Redacted**]
3.2.1.7.4.10 [**Redacted**]
[**Redacted**]
3.2.1.7.4.11 [**Redacted**]
[**Redacted**]
3.2.1.7.5 C&DH
3.2.1.7.5.1 Commands
3.2.1.7.5.1.1 Command Formats
Commands shall be formatted as specified in the [**Redacted**].
3.2.1.7.5.1.2 Command Length
Commands shall be [**Redacted**] to assure compatibility with [**Redacted**], with [**Redacted**] and [**Redacted**].
3.2.1.7.5.1.3 [**Redacted**]
[**Redacted**]
3.2.1.7.5.1.4 [**Redacted**]
[**Redacted**]
3.2.1.7.5.1.5 [**Redacted**]
[**Redacted**]
3.2.1.7.5.1.6 [**Redacted**]
[**Redacted**]
3.2.1.7.5.1.7 [**Redacted**]
[**Redacted**]
3.2.1.7.5.1.8 [**Redacted**]
[**Redacted**]
3.2.1.7.5.1.9 [**Redacted**]
[**Redacted**]
3.2.1.7.5.1.10 Unique Satellite Identification
The Satellite identification used for command verification and acceptance shall be unique for each redundancy string and shall be different than IDs used on previous DigitalGlobe satellites.
[**Redacted**]
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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 1.0: 20 Aug 2010
3.2.1.7.5.2 State-of-Health Telemetry
3.2.1.7.5.2.1 Telemetry Content
The C&DH subsystem shall collect and format housekeeping telemetry for the Spacecraft Bus and Instrument sufficient to provide the following capabilities on the ground:
[**Redacted**]
3.2.1.7.5.2.2 Telemetry Format
The C&DH subsystem shall format and transmit the [**Redacted**] as follows:
[**Redacted**]
3.2.1.7.5.2.3 [**Redacted**]
[**Redacted**]
3.2.1.7.5.2.4 [**Redacted**]
[**Redacted**]
3.2.1.7.5.2.5 [**Redacted**]
[**Redacted**]
3.2.1.7.5.2.6 Unique Satellite Identification
All telemetry data shall periodically include a Satellite identification that is unique to each redundancy string and different than IDs used on previous DigitalGlobe satellites.
[**Redacted**]
3.2.1.7.5.2.7 Storage Capacity
The C&DH subsystem shall be capable of storing at least 36 hours of telemetry at an average rate of [**Redacted**].
[**Redacted**]
3.2.1.7.5.2.8 [**Redacted**]
[**Redacted**]
3.2.1.7.5.2.9 [**Redacted**]
[**Redacted**]
3.2.1.7.5.3 [**Redacted**]
[**Redacted**]
3.2.1.7.5.4 Ancillary Data
During normal operations, the C&DH subsystem shall collect Ancillary Data from Bus and Instrument equipment and forward it [**Redacted**].
3.2.1.7.5.4.1 Standard Content
The standard content of the two Ancillary Data streams shall be as defined in [**Recated**].
[**Redacted**]
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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 1.0: 20 Aug 2010
*Table 3-4 Standard Ancillary Data Content

Data Type	Description	Frequency	Minimum Rate
Continuous Ancillary Data Stream

[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]

Image Ancillary Data Stream

[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]

[**Redacted**]
3.2.1.7.5.4.2 Format
The C&DH subsystem shall format the [**Redacted**]
3.2.1.7.5.4.3 Redefinable Content
It shall be possible to independently re-define the content of [**Redacted**], subject to data bandwidth constraints.
[**Redacted**]
3.2.1.7.5.4.4 [**Redacted**]
[**Redacted**]
3.2.1.7.5.4.5 Data Transfer
The C&DH subsystem shall transfer the Ancillary Data to the MDR as follows:
[**Redacted**]
3.2.1.7.5.4.6 [**Redacted**]
[**Redacted**]
3.2.1.7.5.4.7 [**Redacted**]
[**Redacted**]
3.2.1.7.5.5 Command & Telemetry Protocol
The satellite shall meet the requirements for the satellite command and telemetry protocol as specified in the [**Redacted**]
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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 1.0: 20 Aug 2010
3.2.1.7.6 Narrowband Communications

3.2.1.7.6.1 Command Uplink
3.2.1.7.6.1.1 Uplink Bit Rate
The Command Uplink shall operate at one of two selectable rates, including all headers and other formatting, as follows:
[**Redacted**]
3.2.1.7.6.1.2 Bit Error Rate
The Command Uplink shall provide a bit error rate not to exceed [**Redacted**].
3.2.1.7.6.1.3 Availability
The Command Uplink shall provide an availability of at least [**Redacted**].
3.2.1.7.6.1.4 Elevation Angle
The Command Uplink shall operate at elevation angles of [**Redacted**].
3.2.1.7.6.1.5 Link Margin
The Command Uplink shall meet all performance and functional requirements specified herein at EOL with a link margin of at least [**Redacted**].
3.2.1.7.6.1.6 [**Redacted**]
[**Redacted**]
3.2.1.7.6.1.7 Modulation
The Command Uplink shall be modulated using [**Redacted**].
3.2.1.7.6.1.8 Radio Frequency
The nominal Command Uplink carrier frequency shall be [**Redacted**].
3.2.1.7.6.1.9 Antenna Coverage
Command Uplink antenna coverage shall be provided as follows:
[**Redacted**]
3.2.1.7.6.1.10 Antenna Polarization
The Command Uplink antenna shall use [**Redacted**]
3.2.1.7.6.1.11 Idle Patterns
[**Redacted**]
3.2.1.7.6.2 Telemetry Downlink
3.2.1.7.6.2.1 [**Redacted**] Telemetry Bit Rate
The Telemetry Downlink shall be at the following selectable rates, including all header and other formatting required to structure the commands:
[**Redacted**]
3.2.1.7.6.2.2 [**Redacted**] Telemetry Bit Rate
The Telemetry Downlink shall be at a rate of [**Redacted**]
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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 1.0: 20 Aug 2010
3.2.1.7.6.2.3 Bit Error Rate
The Telemetry Downlink shall provide a bit error rate not to exceed [**Redacted**].
3.2.1.7.6.2.4 Availability
The Telemetry Downlink shall provide an availability of at least [**Redacted**].
3.2.1.7.6.2.5 Elevation Angle
The Telemetry Downlink shall operate at elevation angles of [**Redacted**].
3.2.1.7.6.2.6 Link Margin
The Telemetry Downlink shall meet all performance and functional requirements specified herein at EOL with a link margin of at least [**Redacted**].
3.2.1.7.6.2.7 [**Redacted**]
[**Redacted**]
3.2.1.7.6.2.8 [**Redacted**]
[**Redacted**]
3.2.1.7.6.2.9 Modulation
a)	The Telemetry Downlink shall use [**Redacted**] modulation as specified in the [**Redacted**].

b)	Any processing of the original data stream before transmission shall result in a [**Redacted**]
3.2.1.7.6.2.10 Radio Frequency
The nominal Telemetry Downlink carrier frequency shall be [**Redacted**].
3.2.1.7.6.2.11 Antenna Coverage: Special / Contingency Modes
a)
Telemetry Downlink antenna coverage shall support all RF performance requirements specified herein (e.g. all downlink rates, both real-time and stored telemetry, BER, availability, elevation angle, etc.) with a [**Redacted**] when transmitting within [**Redacted**].

b)	A minimum elevation angle up to [**Redacted**] shall be permitted.
It shall be permissible to require ground commands in order to [**Redacted**] for operation in this mode, for example to switch from [**Redacted**] to [**Redacted**]
3.2.1.7.6.2.12 Antenna Coverage: Normal Operating Modes
Telemetry Downlink antenna coverage shall support all RF performance requirements specified herein (e.g. all downlink rates, BER, link margin, etc.) as follows:
[**Redacted**]
3.2.1.7.6.2.13 Antenna Polarization
The Telemetry Downlink antenna shall use [**Redacted**]
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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 1.0: 20 Aug 2010
3.2.1.7.6.2.14 Adjustable RF Output Power
The Telemetry Downlink shall provide the capability to adjust RF output power levels by ground command (real-time or stored), in increments sufficient to meet the link margin and interference limits specified in Sections 3.2.1.7.6.2.6 Link Margin and 3.1.2.1 Non-interference with Outside Systems, at any altitude over the range specified in Section 3.2.1.1.2.1 General Orbit Compatibility.
[**Redacted**]
3.2.1.7.7 [**Redacted**]
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3.2.1.7.7.1 [**Redacted**]
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3.2.1.7.7.1.1 [**Redacted**]
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3.2.1.7.7.1.2 [**Redacted**]
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3.2.1.7.7.1.9 [**Redacted**]
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3.2.1.7.7.1.10 [**Redacted**]
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3.2.1.7.7.1.11 [**Redacted**]
[**Redacted**]
3.2.1.7.7.1.12 [**Redacted**]
[**Redacted**]
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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 1.0: 20 Aug 2010
3.2.1.7.7.1.13 [**Redacted**]
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3.2.1.7.7.1.14 [**Redacted**]
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3.2.1.7.7.1.15 [**Redacted**]
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3.2.1.7.7.1.16 [**Redacted**]
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3.2.1.7.7.1.17 [**Redacted**]
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3.2.1.7.7.2 [**Redacted**]
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3.2.1.7.7.2.2 [**Redacted**]
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3.2.1.7.7.2.3 [**Redacted**]
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3.2.1.7.7.2.4 [**Redacted**]
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3.2.1.7.7.2.5 [**Redacted**]
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3.2.1.7.7.2.6 [**Redacted**]
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3.2.1.7.7.2.7 [**Redacted**]
3.2.1.7.7.2.8 [**Redacted**]
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3.2.1.7.7.2.9 [**Redacted**]
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3.2.1.7.7.2.10 [**Redacted**]
[**Redacted**]
3.2.1.7.7.2.11 [**Redacted**]
[**Redacted**]
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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 1.0: 20 Aug 2010
3.2.1.7.7.2.12 [**Redacted**]
[**Redacted**]
3.2.1.7.7.2.13 [**Redacted**]
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3.2.1.7.7.2.14 [**Redacted**]
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3.2.1.7.7.2.15 [**Redacted**]
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3.2.1.7.7.2.16 [**Redacted**]
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3.2.1.7.7.2.17 [**Redacted**]
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3.2.1.7.7.2.18 [**Redacted**]
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3.2.1.7.7.2.19 [**Redacted**]
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3.2.1.7.7.2.20 [**Redacted**]
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3.2.1.7.8 EPDS
3.2.1.7.8.1 Functional Requirements
The EPDS shall perform the following functions under the Conditions and Operational Scenarios specified below:
a)	Provide sufficient power to all Spacecraft Bus and Instrument equipment to
[**Redacted**]
3.2.1.7.8.2 Realistic Worst Case Conditions
EPDS performance shall be evaluated under realistic worst-case conditions [**Redacted**], including, but not limited to:
[**Redacted**]
3.2.1.7.8.3 Operational Scenarios
a)
EPDS performance shall be evaluated using the following operational scenarios for the range of orbits specified in Section 3.2.1.1.2.1 General Orbit Compatibility. For requirements verification, it is acceptable to perform in-depth analysis [**Redacted**]

3.2.1.7.8.4 Instrument Power
The EPDS shall provide power to the Instrument as specified in Section 3.1.3.1.3 Power Interfaces.
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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 1.0: 20 Aug 2010
3.2.1.7.8.5 [**Redacted**]
[**Redacted**]
3.2.1.7.8.6 [**Redacted**]
[**Redacted**]
3.2.1.7.8.7 [**Redacted**]
[**Redacted**]
3.2.1.7.8.8 [**Redacted**]
[**Redacted**]
3.2.1.7.9 Structures and Mechanisms
3.2.1.7.9.1 Functional Requirements
The Structure shall perform the following functions:
a)	Support all Bus and Instrument equipment through all mission phases, including pre-launch, launch, initialization, normal operations, and EOL disposal.

b)	[**Redacted**]
3.2.1.7.9.2 Factors and Margins of Safety
[**Redacted**]
3.2.1.7.9.3 Mechanisms
3.2.1.7.9.3.1 [**Redacted**]
[**Redacted**]
3.2.1.7.9.3.2 Accessibility
Deployment devices shall be accessible with minimum disturbance to the relative position of the mechanisms or their thermal control hardware.
3.2.1.7.9.3.3 Thermal Constraints
There shall be no thermal constraints against the operation of any mechanism at any time during the Satellite Mission Life such that:
[**Redacted**]
3.2.1.7.9.3.4 [**Redacted**]
[**Redacted**]
3.2.1.7.9.3.5 [**Redacted**]
[**Redacted**]
3.2.1.7.10 Thermal Control
3.2.1.7.10.1 Functional Requirements
The Thermal Control subsystem shall autonomously perform the following functions under the Conditions and Operational Scenarios specified below:
[**Redacted**]
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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 1.0: 20 Aug 2010
3.2.1.7.10.2 Realistic Worst Case Conditions
Thermal Control Subsystem performance shall be evaluated under realistic worst-case conditions (i.e. precluding combinations of conditions that can not physically occur), including, but not limited to:
[**Redacted**]
3.2.1.7.10.3 Operational Scenarios
a)
The Thermal Control Subsystem performance shall be evaluated using the following operational scenarios for the range of orbits specified in Section 3.2.1.1.2.1 General Orbit Compatibility. For requirements verification, it is acceptable to perform in-depth analysis [**Redacted**]

3.2.1.7.10.4 [**Redacted**]
[**Redacted**]
3.2.1.7.10.4.1 [**Redacted**]
[**Redacted**]
3.2.1.7.10.4.2 [**Redacted**]
[**Redacted**]
3.2.1.7.10.4.3 [**Redacted**]
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3.2.1.7.10.4.4 [**Redacted**]
[**Redacted**]
3.2.1.7.10.4.5 [**Redacted**]
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3.2.1.7.10.4.6 [**Redacted**]
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3.2.1.7.10.4.7 [**Redacted**]
[**Redacted**]
3.2.1.7.10.4.8 [**Redacted**]
3.2.1.7.10.4.9 [**Redacted**]
[**Redacted**]
3.2.1.7.10.5 [**Redacted**]
[**Redacted**]
3.2.1.7.11 Direct Tasking
The Satellite shall provide Direct Tasking capabilities as specified below, with the following definitions of key terms:
[**Redacted**]
3.2.1.7.11.1 [**Redacted**]
[**Redacted**]
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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 1.0: 20 Aug 2010
3.2.1.7.11.1.1 [**Redacted**]
[**Redacted**]
3.2.1.7.11.1.2 [**Redacted**]
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3.2.1.7.11.1.3 [**Redacted**]
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3.2.1.7.11.1.4 [**Redacted**]
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3.2.1.7.11.1.5 [**Redacted**]
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3.2.1.7.11.1.6 [**Redacted**]
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3.2.1.7.11.1.7 [**Redacted**]
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3.2.1.7.11.2 [**Redacted**]
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3.2.1.7.11.2.1 [**Redacted**]
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3.2.1.7.11.2.2 [**Redacted**]
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3.2.1.7.11.2.3 [**Redacted**]
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3.2.1.7.11.2.4 [**Redacted**]
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3.2.1.7.11.2.5 [**Redacted**]
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3.2.1.7.11.3 [**Redacted**]
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3.2.1.7.11.3.1 [**Redacted**]
[**Redacted**]
3.2.1.7.11.3.2 [**Redacted**]
[**Redacted**]
ITAR-Controlled Document
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Use or disclosure of data is subject to the restriction on the title page of this document.

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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 1.0: 20 Aug 2010
3.2.1.7.11.3.3 [**Redacted**]
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3.2.1.7.11.3.4 [**Redacted**]
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3.2.1.7.11.3.5 [**Redacted**]
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3.2.1.7.11.3.6 [**Redacted**]
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3.2.1.7.11.3.7 [**Redacted**]
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3.2.1.7.11.3.8 [**Redacted**]
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3.2.1.7.11.3.9 [**Redacted**]
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3.2.1.7.11.3.10 [**Redacted**]
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3.2.1.7.11.4 [**Redacted**]
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3.2.1.7.11.4.1 [**Redacted**]
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3.2.1.7.11.4.2 [**Redacted**]
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3.2.1.7.11.4.3 [**Redacted**]
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3.2.1.7.11.4.4 [**Redacted**]
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3.2.1.7.11.4.5 [**Redacted**]
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3.2.1.7.11.4.6 [**Redacted**]
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3.2.1.7.11.4.7 [**Redacted**]
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3.2.1.7.11.4.8 [**Redacted**]
[**Redacted**]
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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 1.0: 20 Aug 2010
3.2.1.7.11.4.9 [**Redacted**]
[**Redacted**]
3.2.1.7.11.5 [**Redacted**]
3.2.1.7.11.5.1 [**Redacted**]
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3.2.1.7.11.5.2 [**Redacted**]
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3.2.1.7.11.5.3 [**Redacted**]
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3.2.1.7.11.5.4 [**Redacted**]
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3.2.1.7.11.5.5 [**Redacted**]
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3.2.1.7.11.5.6 [**Redacted**]
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3.2.1.7.11.5.7 [**Redacted**]
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3.2.2 Physical Characteristics
3.2.2.1 Size Constraints
The size of the integrated Satellite shall be compatible with the specified Launch Vehicles and Shipping Constraints.
3.2.2.2 Mass Constraints
The total Satellite mass (including all parts of the Launch Vehicle adapter / separation mechanism that remain with the Satellite after separation) shall not exceed the limits established by the [**Redacted**] and the [**Redacted**].
[**Redacted**]
3.2.2.3 Shipping Constraints
The Satellite and associated Ground Support Equipment (GSE), including the shipping container, shall be designed to allow transportation to the Launch Site via the [**Redacted**] or by [**Redacted**] and [**Redacted**].
3.2.3 Reliability
3.2.3.1 End of Life Ps
[**Redacted**]
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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 1.0: 20 Aug 2010
3.2.3.2 [**Redacted**]
[**Redacted**]
3.2.3.3 [**Redacted**]
[**Redacted**]
3.2.3.4 Cycle-Limited Items
Items whose life is limited by the total number of operating cycles shall meet all on-orbit performance requirements after operating for [**Redacted**] the predicted number of cycles, including all cycles incurred during both the Mission Life and during ground testing. Cycle-limited items shall include at a minimum:
[**Redacted**]
3.2.3.4.1 [**Redacted**]
[**Redacted**]
3.2.3.4.2 [**Redacted**]
[**Redacted**]
3.2.4 Availability and Maintainability
3.2.4.1 Fault Recovery Timeline
The Satellite equipment provided by the SSI shall be designed to allow recovery from any fault conditions and single event upsets or latch-ups within [**Redacted**] of ground operator intervention, with the exception of [**Redacted**], which shall take no longer than [**Redacted**]
3.2.4.2 Environmental Conditions
The Satellite shall meet all functional and performance requirements after exposure to the following environments.
3.2.4.2.1 Launch Induced Environments
[**Redacted**]
3.2.4.2.2 On-Orbit Environments
On-orbit environments shall be consistent with operation in the Mission Orbit for the Mission Life and shall include, at a minimum:
[**Redacted**]
3.2.4.2.3 Pre-Launch Environments
Except for any specific testing aimed at verifying the design margins, the Satellite shall not be subjected to any environments that exceed the launch and on-orbit environments. This includes integration and test activities, transportation, launch site processing, and the period the Satellite is within the Launch Vehicle Fairing prior to launch.
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WorldView-3 Satellite Specification Doc’t # 10329655 Rev 1.0: 20 Aug 2010
3.3 Satellite Design and Construction
3.3.1 General
The Satellite Design and Construction shall be performed per standard SSI practices in accordance with the Environmental Design and Test Specification and the DigitalGlobe Space Segment Specification Addendum, including at a minimum the following items:
[**Redacted**]
3.3.2 SEUs
[**Redacted**]
3.3.3 Immunity to Latch-Up
[**Redacted**]
3.3.4 Cleanliness and Contamination Control
[**Redacted**]
3.3.4.1 [**Redacted**]
[**Redacted**]
3.3.4.2 [**Redacted**]
[**Redacted**]
3.3.4.3 [**Redacted**]
[**Redacted**]
3.3.4.4 [**Redacted**]
[**Redacted**]
3.3.5 Safety
The Satellite shall be designed to allow for safe handling, operation, transportation, fuel loading and pressurization through all mission phases. It shall comply with the specific requirements of EWR 127-1, including at a minimum:
[**Redacted**]
3.3.6 [**Redacted**]
[**Redacted**]
4. VERIFICATION
Requirements verification shall be performed per standard SSI practices, in accordance with the DigitalGlobe Space Segment Specification Addendum and the Statement of Work.
5. QUALITY ASSURANCE
Quality Assurance shall be performed per standard SSI practices, in accordance with the DigitalGlobe Space Segment Specification Addendum and the Statement of Work.
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BATC and DG Confidential	11/1/2010	Doc No. 10329669

FOIA CONFIDENTIAL TREATMENT PORTIONS OF THIS EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
WorldView 3 Payment Milestone Schedule
Exhibit 3 to WV3 Satellite Agreement # 60150

					Milestone	Cumulative	Termination
Item #	Invoice Date	Line Item	Description	Completed	Value	Milestones	Liability
1	[**Redacted**]		Milestone 1 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]

2	[**Redacted**]		Milestone 2 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

3	[**Redacted**]		Milestone 3 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

4	[**Redacted**]		Milestone 4 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

5	[**Redacted**]		Milestone 5 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

6	[**Redacted**]		Milestone 6 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

7	[**Redacted**]		Milestone 7 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

8	[**Redacted**]		Milestone 8 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

9	[**Redacted**]		Milestone 9 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

10	[**Redacted**]		Milestone 10 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]
		e	[**Redacted**]		[**Redacted**]

11	[**Redacted**]		Milestone 11 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

12	[**Redacted**]		Milestone 12 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

13	[**Redacted**]		Milestone 13 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

14	[**Redacted**]		Milestone 14 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

15	[**Redacted**]		Milestone 15 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]
		e	[**Redacted**]		[**Redacted**]

16	[**Redacted**]		Milestone 16 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

17	[**Redacted**]		Milestone 17 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

18	[**Redacted**]		Milestone 18 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

19	[**Redacted**]		Milestone 19 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

BATC and DG Confidential	11/1/2010	Doc No. 10329669

WorldView 3 Payment Milestone Schedule
Exhibit 3 to WV3 Satellite Agreement # 60150

					Milestone	Cumulative	Termination
Item #	Invoice Date	Line Item	Description	Completed	Value	Milestones	Liability
20	[**Redacted**]		Milestone 20 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

21	[**Redacted**]		Milestone 21 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

22	[**Redacted**]		Milestone 22 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

23	[**Redacted**]		Milestone 23 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

24	[**Redacted**]		Milestone 24 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

25	[**Redacted**]		Milestone 25 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

26	[**Redacted**]		Milestone 26 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

27	[**Redacted**]		Milestone 27 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

28	[**Redacted**]		Milestone 28 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

29	[**Redacted**]		Milestone 29 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

30	[**Redacted**]		Milestone 30 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

31	[**Redacted**]		Milestone 31 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

32	[**Redacted**]		Milestone 32 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

BATC and DG Confidential	11/1/2010	Doc No. 10329669

WorldView 3 Payment Milestone Schedule
Exhibit 3 to WV3 Satellite Agreement # 60150

					Milestone	Cumulative	Termination
Item #	Invoice Date	Line Item	Description	Completed	Value	Milestones	Liability
33	[**Redacted**]		Milestone 33 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

34	[**Redacted**]		Milestone 34 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

35	[**Redacted**]		Milestone 35 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

36	[**Redacted**]		Milestone 36 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

37	[**Redacted**]		Milestone 37 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

38	[**Redacted**]		Milestone 38 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

39	[**Redacted**]		Milestone 39 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

40	[**Redacted**]		Milestone 40 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

41	[**Redacted**]		Milestone 41 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

42	[**Redacted**]		Milestone 42 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

43	[**Redacted**]		Milestone 43 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

44	[**Redacted**]		Milestone 44 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

45	[**Redacted**]		Milestone 45 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

46	[**Redacted**]		Milestone 46 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
		b	[**Redacted**]		[**Redacted**]
		c	[**Redacted**]		[**Redacted**]
		d	[**Redacted**]		[**Redacted**]

47	[**Redacted**]		Milestone 47 Total Value		[**Redacted**]	[**Redacted**]	[**Redacted**]
		a	[**Redacted**]		[**Redacted**]
			TOTALS		$180,575,000	$180,575,000	$180,575,000

FOIA CONFIDENTIAL TREATMENT REQUESTED
PORTIONS OF THIS EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
Exhibit 4 to Agreement 60150
Doc No. 10329659
Exhibit 4 to Agreement #60150
WORLDVIEW 3 SATELLITE SOFTWARE LICENSE AGREEMENT
THIS LICENSE AGREEMENT (“License”) made this XXth day of August, 2010 (“Effective Date”) by and between Ball Aerospace & Technologies Corp, having an office 1600 Commerce Street, Boulder, Colorado 80301 (hereinafter called “Contractor”) and DigitalGlobe, Inc., having an office at 1601 Dry Creek Drive, Suite 260, Longmont, Colorado 80503 (hereinafter called “Customer”). As used in this License Agreement, “Party” means either Customer or Contractor as appropriate, and “Parties” means Customer and Contractor.
WHEREAS, Contractor has developed flight and ground computer software and source code that is required to support the WorldView 3 (“WV3”) Satellite being built by Contractor under the Satellite Purchase Agreement 60150 (the “Agreement”); and
WHEREAS, Contractor is willing to grant Customer a license to use the WorldView3 Program Software and Customer desires to be granted a license to use the WorldView3 Program Software and source code for its use in association with [**Redacted**] the WV3 Satellite, which it is purchasing under the Agreement; and
WHEREAS, the Parties desire to set forth the rights granted with respect to the WorldView Program Software.
NOW THEREFORE, for good and valuable consideration set forth in the Agreement, and in consideration of the mutual terms and conditions herein contained, the Parties agree as follows:
1.	Description of Licensed Materials

The licensed materials consist of:

[**Redacted**]

Licensed materials are:
a. computer software in machine-readable form (“Software”)
b. source code relating to the WorldView 3 Satellite Software (“Source Code”).

CONFIDENTIAL AND PROPRIETARY

Exhibit 4 to Agreement 60150
Doc No. 10329659
2.	Right to Use

Subject to the terms, conditions and limitations of this License, Contractor hereby grants to Customer and Customer hereby accepts a [**Redacted**] (by [**Redacted**]), [**Redacted**] (except under the conditions identified in Section 27.1 of the Agreement), [**Redacted**] (except as specified in Section 4(c), [**Redacted**] to use:

(a) the Software in the WorldView-3 Satellite; and
(b) the Software in the ground processing equipment used for the WV3 Satellite at any Customer facility, any US government owned ground station, and any facility that supports Customer’s Direct Access Program; and
Customer shall have no right to [**Redacted**] to Software or Source Code or [**Redacted**] with other computer [**Redacted**], except as provided in paragraphs 4(d), 4(e), and 4(f). Customer agrees that it will not attempt to do so. Customer expressly agrees that it shall not use the [**Redacted**] contained in the Software or the Source Code except for the purposes and uses authorized by this License.
3.	Confidentiality
The Software and Source Code are valuable assets to Contractor and are Contractor’s confidential and proprietary information. The Non-Disclosure Agreement that the Parties entered into pursuant to Exhibit 5 of the Agreement will govern the obligations of the Parties with respect to the treatment of the confidential Software and Source Code. The period limiting the use and disclosure of the Software and Source Code is extended to live [**Redacted**] from the date of receipt of the Software and/or the Source Code.
The provisions of this clause shall survive the completion and/or termination of this License and/or the Agreement.
4.	Copying and Modifications
(a) Customer may make copies of the Software in machine-readable form and Source Code in support of its own use of the Software and Source Code as permitted by this License Agreement, provided all copyright notices and confidential/proprietary markings are maintained and reproduced.
(b) Customer may not remove, must reproduce and include all copyright notices and confidential/proprietary notices of Contractor on any copy of all or any portion of the Software. All copies shall be subject to the terms and conditions of this License.

CONFIDENTIAL AND PROPRIETARY

Exhibit 4 to Agreement 60150
Doc No. 10329659
(c) Except as set forth in this Section 4(c), Customer shall not sublicense, resell, license, or distribute the Software or Source Code to any third party. Customer may distribute the Software or the Source Code only to a third party (the “Sublicense”) engaged by Customer to support the WV-3 Satellite and ground processing associated with the WV-3 Satellite, including; a. U.S. government owned ground stations and b. ground stations associated with Customer’s Direct Access Program, provided that (1) Sublicensee agree to be bound by all obligations, restrictions, and limitations set forth in the License Agreement: provided, however, that such Sublicensee shall have no right to further sublicense or distribute the Software or the Source Code to any other third party; and (2) Customer notifies Contractor or the identities of such Sublicensees.
(d) In the event that the Source Code Escrow account is exercised pursuant to Section 17.6 of the Agreement, Customer may make modifications to the Software after the WV3 Instrument has been launched. Such modifications may correct defects in the Software, or may provide software [**Redacted**] conditions, which occur, or may represent enhancements as warranted to improve [**Redacted**] operations. If requested by Contractor, Customer shall provide to Contractor a report of the modifications, which may be a copy of the modified Software or Source Code, as applicable, or a list of the changes.
(e) Customer may use the WV3 Instrument Software, including [**Redacted**] at any time to develop ground operations software, including ground operations software in support of: a. U.S. government owned ground station(s) and/or b. Customer’s Direct Access Program, for WorldView Satellites built for Customer by Contractor. Use of such Software or Source Code to support Satellites built by third party competitors is subject to prior written approval of Contractor.
(f) Customer may make changes to the ground software in order to tune, update, extend the functionality, and investigate WorldView Satellite anomalies, which may include modifications ot the underlying flight software source code or algorithms.
5.	Ownership
Customer agrees that [**Redacted**] of the Software or the Source Code of any copyright rights therein. Title to and ownership of the Software and the Source Code furnished to Customer and all copyright rights herein are, and shall at all times remain, the property [**Redacted**].
Customer shall retain sole title or ownership to any enhancements made to the Software in accordance with Section 4.f of this License.
6.	Transfer of Rights
Customer shall not sell, assign or otherwise transfer its right to use the Software or Source Code to a third party except upon the conditions identified in Section 26.1 of the Agreement.

CONFIDENTIAL AND PROPRIETARY

Exhibit 4 to Agreement 60150
Doc No. 10329659
7.	Consideration
The Software and the Source Code are furnished in association with the supply by Contractor of certain equipment and services under the Agreement. No separate consideration is provided for the rights granted hereunder, and accordingly this license shall be royalty free.
8.	Warranty and Remedies
The provision in Section 15.3 of the Agreement that titled Contractor Warranties for Contract Deliverables, shall apply.
9.	Terms and Termination
(a) This License Agreement shall extend for the duration of WV-3 Satellite development, launch, and on-orbit operations and shall be extended for an additional term only upon mutual written agreement by the Parties. However, in the event that Customer procures and then launches additional WorldView satellites, upon mutual written agreement of the Parties, this License shall be extended for the development, launch, and on-orbit operations of such satellites being built for Customer by Contractor.
(b) Contractor shall be entitled to terminate Customer’s rights under this License Agreement in the event Customer is in material breach of any of the terms and conditions of this License. In the event of termination of this License for any reason, Customer shall, except to the extent Software has been incorporated into satellites already launched by Customer or in operational elements of Customer ground system, promptly either return the Software and Source Code to Contractor, or at the request of Contractor, destroy the Software and Source Code and all copies, including the archived copy referenced in Section 4(a) above, and certify in writing to Contractor that such has been done, and Customer shall make no further use of the Software or Source Code.
10.	Proprietary Rights
The Software and the Source Code are valuable assets of Contractor and are Contractor’s proprietary and confidential information. Customer agrees not to attempt to reverse engineer, recompile, disassemble or rewrite the Software or the Source Code or any portion thereof except as permitted by the terms of this License.
11.	Additional Rights of Contractor-Obligations of Customer
(a) Customer acknowledges that Contractor shall at all times be entitled to control the use of the Software and the Source Code, and accordingly, Customer agrees not to allow third parties, other than subcontractors and consultants engaged by Customer to support the WV-3 Satellite pursuant to Sections 3 and 4(c) of this License, to have access to the Software or the Source Code.
(b) Subject to obtaining the required security and related clearances, Contractor shall at reasonable times during normal business hours and upon reasonable notice to Customer have the right to inspect the records of Customer, pertaining to the use of the Software and Source Code, to assure itself that Customer is complying with the terms and conditions of this License. The cost of such inspection shall be paid for by Contractor.

CONFIDENTIAL AND PROPRIETARY

Exhibit 4 to Agreement 60150
Doc No. 10329659
12.	Injunctive Relief
Customer acknowledges and agrees that Contractor will be irreparably harmed if Customer violates the confidentiality obligations of this License or uses the Software or the Source Code contrary to the limitations and restrictions set forth in this License Agreement. Customer agrees that Contractor shall be entitled to injunctive relief and specific performance without the necessity of showing actual damages.
13.	Liability
Section 26.13 of the Agreement, titled Limitation of Liability, of the Agreement shall apply to this License.
14.	Dispute-Applicable Law
This License shall be governed and construed in accordance with the laws of the State of Colorado, without regard to its conflict of laws provisions.
15.	Export Control
If the Software or the Source Code is exported outside the United States, Customer has the sole responsibility and obligation to obtain all necessary consents, licenses and/or approvals which may be required in connection therewith.
16.	Construction
This License has been negotiated by the respective Parties hereto and the language of this License shall not be construed for or against any Party as a result of the Party having drafted this License.
17.	Entire Agreement
This License constitutes the entire understanding of the Parties with respect to the subject matter of this License and supersedes all prior contemporaneous agreements or understandings. By signing this License each Party represents to the other that it has the authority to sign and that this License is enforceable against it in accordance with its terms.
IN WITNESS WHEREOF, the Parties have signed this License on the date set forth below:

DIGITALGLOBE, INC.	BALL AEROSPACE & TECHNOLOGIES CORP.
[**Redacted**]

CONFIDENTIAL AND PROPRIETARY

FOIA CONFIDENTIAL TREATMENT REQUESTED
PORTIONS OF THIS EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
Exhibit 5 to Agreement # 60150
Doc No. 10329665
Exhibit 5 to Agreement #60150

Bilateral Nondisclosure Agreement Ball Aerospace & Technologies Corp. and DigitalGlobe Inc.
THIS AGREEMENT is effective on August 17, 2010 (hereinafter called the “Effective Date”) between BALL AEROSPACE & TECHNOLOGIES CORP., having a principal place of business at 10 Longs Peak Drive, Broomfield, Colorado 80021 (hereinafter called the “Disclosing Party” or the “Receiving Party,” as applicable) and DigitalGlobe Inc.(DigitalGlobe) having a principal place of business at1601 Dry Creek Drive, Suite 260 Longmont, Colorado 80593 (hereinafter called the “Disclosing Party” or the “Receiving Party,” as applicable).
IN CONSIDERATION OF THE MUTUAL PROMISES AND COVENANTS CONTAINED HEREIN, the parties agree as follows:
1.
Purpose. The purpose of the exchange of information between the parties is to enable the parties’ performance of the WorldView 3 Satellite System contract. This Agreement imposes no obligation upon either party to supply any Proprietary Information to the other party, and the parties will attempt to limit the scope of Proprietary Information exchanged hereunder, disclosing only what is necessary to accomplish the above-stated purpose.

2.
Identification and Marking of Proprietary Information. As used in this Agreement, the term “Proprietary Information” means the whole or any portion or phase of any scientific or technical information, not limited to all pricing, design, process, procedure, formula, or improvement; confidential business or financial information; listing of names, addresses, or telephone numbers; or other information that is: (i) reduced to writing or other documentary form or other tangible medium of expression, whether in human readable or machine readable form, and is identified as Proprietary Information with an appropriate legend; (ii) obtained through verbal or visual disclosure or inspection of apparatus or processes, provided that such information is specifically identified by the Disclosing Party as being proprietary and is subsequently confirmed by a written document, which may be delivered in physical form or via e-mail or similar electronic medium, within thirty (30) days after its initial disclosure; or (iii) derived by the Receiving Party from any of the foregoing. No written document or other material will be designated as Proprietary Information that is not, in good faith, believed to contain proprietary data or information.

3.	Exceptions to Proprietary Information. Proprietary Information shall not include information that:
a)	is publicly known at the time of disclosure under this Agreement, or becomes publicly known after disclosure without breach of this Agreement by the Receiving Party;
b)	prior to disclosure under this Agreement was already in the possession of the Receiving Party as established by documentary evidence dated prior to the date of disclosure;
c)
after disclosure under this Agreement is obtained from a third party who is rightfully in possession of such information and not subject to a confidentiality obligation with respect to said information, or

d)	is independently developed by or for the Receiving Party without use of or recourse to the Proprietary Information of the Disclosing Party.
The fact that individual elements of the Disclosing Party’s Proprietary Information may come within the above exceptions shall not relieve the Receiving Party of its obligations hereunder unless all elements and their specific combinations disclosed in such Proprietary Information come within the above exceptions.

4.
Disclosure Period and Duration of Confidentiality Obligation. Proprietary Information may be disclosed hereunder for a period of [**Redacted**] from the Effective Date. Either party may, upon the provision of thirty (30) days written notice, inform the other party that it is terminating this Agreement prior to the expiration of the disclosure period set forth above. However, termination of this Agreement shall not affect the rights and obligations of either party with respect to Proprietary Information disclosed hereunder prior to termination. Each party’s obligations not to disclose or use Proprietary Information shall terminate upon the first to occur of the following events: (1) [**Redacted**] elapse from the date of the last disclosure of Proprietary Information hereunder, or (2) when all Proprietary Information of the Disclosing Party comes within the exceptions set forth in paragraph 3.

5.
Limitations on Use and Disclosure. The Receiving Party shall not, without the prior written consent of the Disclosing Party: (i) use Proprietary Information other than for the purpose specified above and then only for the benefit of the Disclosing Party or (ii) disclose Proprietary Information to persons, including the U.S. Government or related organizations except as provided for herein, other than the Receiving Party’s employees who have a need to know such Proprietary Information in order to carry out the purpose set forth above and who have entered into agreements which obligate them not to use or disclose Proprietary Information received from third parties.

6.
Copying and Reverse Engineering Prohibited. The Receiving Party shall not reproduce or make copies, models, or replicas of the Proprietary Information of the Disclosing Party in addition to those provided without the prior written consent of the Disclosing Party, except and only to the extent that reproduction or copying is required to accomplish the purpose contemplated by this Agreement. All such authorized copies made shall be marked as Proprietary Information of the Disclosing Party. In the event Proprietary Information is furnished in the form of tangible property, such as sample product, or computer software, the Receiving Party agrees not to analyze, decompile, disassemble, decode, redesign, reverse engineer, or otherwise reproduce such tangible property or computer software, or attempt to do so, or permit a third party to take possession of such property or software.

7.
Marking of Derivative Proprietary Information. The Receiving Party shall mark all notes, translations, and other documents prepared by it that incorporate all or any portion of the Proprietary Information of the Disclosing Party with a legend identifying such notes, translations, and documents as containing Proprietary Information of the Disclosing Party.

8.
Ownership of Modifications and Improvements to Proprietary Information. The parties agree that all modifications and improvements to the subject matter of the Disclosing Party’s Proprietary Information conceived during the course of discussions hereunder shall be owned by the Disclosing Party. The Receiving Party hereby assigns to the Disclosing Party all right, title, and interest it may have in such modifications and improvements and agrees to promptly execute all documents required to evidence the Disclosing Party’s legal ownership thereof. All modifications and improvements covered by this paragraph shall also be considered Proprietary Information hereunder.

9.
Acknowledgement of Potential Future Competition. Each party understands and acknowledges that the other party may concurrently, or in the future, be internally developing information that may be similar to the Disclosing Party’s Proprietary Information. Accordingly, provided the Receiving Party complies with the terms and conditions of this Agreement, the Receiving Party shall not be precluded from developing products, processes, services, or computer software for itself or others that may compete with the products, processes, services, or computer software contemplated by the Disclosing Party’s Proprietary Information.

10.
Limited Effect of Agreement. No license or conveyance of any rights under any discoveries, inventions, patents, copyrights (published or unpublished), trade secrets, or other intellectual property rights of the Disclosing Party are granted to the Receiving Party, or implied by this Agreement or the exchange of Proprietary Information between the parties. Nothing in this Agreement or the course of dealings between the parties shall be construed to obligate either party to purchase any goods or services from the other party, or obligate either party to sell goods or services to the other party. This Agreement is not intended to constitute, create, or give effect to a joint venture, partnership, or formal business entity of any kind. Nothing herein shall be construed as providing for the sharing of profits or losses between the parties. Each party shall act as an independent contractor and not as an agent of the other party for any purpose whatsoever, and neither shall have any authority to bind the other, except as specifically set forth herein.

11.
Designated Recipients of Proprietary Information and Contractual Notices: All Proprietary Information exchanged hereunder shall be forwarded to the individuals designated below. However, all properly marked Proprietary Information shall be afforded the protection of this Agreement even if furnished to individuals other than the designated recipients or their delegate(s):.

Ball Aerospace & Technologies Corp.		Name of Organization:	DigitalGlobe Inc.
Attention:	[**Redacted**]	Attention:	[**Redacted**]
Address:	1600 Commerce Street	Address:	1601 Dry Creek Drive, Suite 260

Telephone:		Telephone:
[**Redacted**]	Boulder, Colorado 80306	[**Redacted**]	Longmont, Colorado 80593
E-Mail:	[**Redacted**]	E-Mail:	[**Redacted**]
All contractual or administrative notices furnished hereunder shall be forwarded to the individuals designated below or their delegate(s).

Ball Aerospace & Technologies Corp.		DigitalGlobe Inc.
Attention:	[**Redacted**]	Attention:	[**Redacted**]
	1600 Commerce Street		1601 Dry Creek Drive Suite 260
Address:	Boulder Colorado 80301	Address:	Longmont, Colorado 80503
Telephone:	[**Redacted**]	Telephone:	[**Redacted**]
E-Mail:	[**Redacted**]	E-Mail:	[**Redacted**]
Either party may change its above-listed designated recipients or their contact information by providing written notice of the change to the other party.
12.
Return or Destruction of Proprietary Information. Upon termination or expiration of this Agreement, whichever first occurs, or promptly after receiving a request from the Disclosing Party, the Receiving Party shall, at the Disclosing Party’s option, return all of the Disclosing Party’s Proprietary Information, or certify that it has destroyed all such Proprietary Information and all copies thereof. The Receiving Party shall also return or destroy all other documents containing any portion of the Disclosing Party’s Proprietary Information, as well as all notes, summaries, translations, abstracts, and synopses thereof or relating thereto. Return or destruction of Proprietary Information pursuant to this paragraph shall not act to relieve either party of its obligations regarding disclosure or use set forth herein.

13.
Duty of Care Required. Each party shall protect and preserve the confidentiality of Proprietary Information disclosed hereunder using the same degree of care that it uses in protecting its own Proprietary Information, but not less than the degree of care that would be used by a reasonable and prudent business person. Neither party shall be liable in damages for inadvertent disclosure of Proprietary Information received hereunder as long as the above-described standard of care has been exercised in its handling, and provided that the Receiving Party shall, upon discovery of any unauthorized use or disclosure of Proprietary Information by its organization, promptly notify the Disclosing Party and endeavor to prevent any further unauthorized use or disclosure. In the event Proprietary Information of a third party is disclosed hereunder, the Disclosing Party represents that it is authorized to make the disclosure, and the Receiving Party agrees to treat such Proprietary Information in the manner specified for treatment of the Disclosing Party’s Proprietary Information.

14.
Compelled Disclosure. In the event the Receiving Party is directed to disclose the Disclosing Party’s Proprietary Information by a court order or other governmental action, it shall: (i) promptly notify the Disclosing Party of the court order or governmental action to provide the Disclosing Party with a reasonable opportunity to protect its Proprietary Information; (ii) at the request and sole expense of the Disclosing Party, cooperate reasonably with the Disclosing Party’s efforts to contest or limit the scope of such order or action; and (iii) limit any disclosure to the minimum that will comply with such order or action.

1. BILATERAL—DOMESTIC NDA FORM (QSF 0537A)—ISSUES LABELED—Page 4
15.
Requirements for Disclosure to U.S. Government. Proprietary Information may be disclosed to the U.S. Government by the Receiving Party only if: (i) the purpose set forth in Paragraph 1 above requires the disclosure; (ii) the Disclosing Party consents to the disclosure; (iii) the Receiving Party identifies the Proprietary Information at the time of disclosure as the Proprietary Information of the Disclosing Party; and (iv) the Receiving Party marks the Proprietary Information strictly in accordance with the applicable requirements of Parts 15 and 27, and the relevant Part 52 solicitation provisions and contract clauses, of the Federal Acquisition Regulation (FAR) and/or any applicable, parallel requirements contained in any pertinent agency FAR supplement.

16.
Export Control Limitations. The Receiving Party shall not export (including sending or taking out of the U.S. and disclosing or providing access to a “foreign person” as defined in 22 CFR 120.16, located anywhere) any technical information furnished by the Disclosing Party without first complying with all requirements of the International Traffic in Arms Regulations and the Export Administration Regulations, including the requirement for obtaining an export license, if applicable. The Receiving Party shall first obtain the written consent of the Disclosing Party prior to submitting any request for authority to export any such technical information. The Receiving Party shall defend, indemnify, and hold the Disclosing Party harmless from all claims, demands, damages, costs, fines, penalties, attorney’s fees, and other expenses and costs arising from its failure to comply with this paragraph, or any applicable U.S. export control statutes or regulations.

17.
Handling of Classified Material. Any U.S. government classified documents or information disclosed hereunder shall be handled in accordance with the National Industrial Security Program Operating Manual (NISPOM) [**Redacted**], its supplements, and other applicable U.S. government security statutes and regulations.

18.	Assignment. Neither this Agreement, nor the rights conferred and obligations imposed hereunder, may be transferred or assigned without the prior written consent of the non-assigning party.
19.
Disclaimer of Implied Warranties. NEITHER PARTY GRANTS ANY WARRANTY OR GUARANTEE, OR MAKES ANY REPRESENTATION WITH RESPECT TO ANY DISCLOSED INFORMATION, EITHER EXPRESSED, IMPLIED, OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. Neither party provides any warranty or guarantee that the other party’s use of Proprietary Information received under this Agreement will be free from claims by nonparties for infringement or misappropriation of intellectual property rights. No right of use is warranted by either party by the furnishing of Proprietary Information hereunder, and neither party provides any warranty or guarantee that its Proprietary Information is complete, accurate, or free from defects.

20.
Availability of Injunctive Relief. Each party acknowledges that: (i) Proprietary Information of the other party may be disclosed hereunder on a confidential basis; (ii) any unauthorized use or release of Proprietary Information will allow the Receiving Party or third parties to unfairly compete with the Disclosing Party causing irreparable harm to the Disclosing Party; and (iii) due to the unique nature of the Proprietary Information, an award of monetary damages will not be an adequate remedy for its improper use or disclosure. Therefore, each party agrees that in the event of a breach or threatened breach of any material provision of this Agreement, the Disclosing Party shall be entitled to enforce such provision through appropriate injunctive relief: (i) without the necessity of proving that it has incurred losses or suffered damages from the breach, (ii) without the necessity of posting any bond or other security, and (iii) in addition to any other rights or remedies it may have at law, such as an award of monetary damages (if properly proven), or in equity, such as specific performance.

21.
Waiver. The waiver of any provision of this Agreement by either Party or the failure of either Party to require performance of any provision of this Agreement shall not be construed as a waiver of the right to insist on strict contractual performance at some other time. The waiver by either Party of any right created by this Agreement in one or more instances shall not be construed as a continuing waiver of such right or any other right created by this Agreement.

22.
Severability. The provisions of this Agreement are severable and if any provision hereof is determined to be invalid, illegal, or unenforceable, in whole or in part, the validity, legality, and enforceability of any of the remaining provisions or portions hereof shall not in any way be affected or impaired thereby and shall nevertheless continue to be binding on the parties. Any such invalid, illegal, or unenforceable provision shall be changed and interpreted so as to best accomplish the objectives of such provision within the limits of applicable law.

23.	Paragraph Headings. Paragraph headings are inserted for reference purposes and convenience of use only and shall not affect the construction or interpretation of this Agreement.
24.	Governing Law. This Agreement shall be construed in accordance with, and the rights of the parties shall be governed by, the laws of the State of Colorado.
25.
Modification and Execution Procedure. No change, modification, alteration, or addition to any provision shall be binding unless in writing and signed by authorized representatives of both parties. This Agreement may be signed in one or more counterparts (including faxed copies), each of which shall be deemed one and the same original document.

26.
Entire Agreement. This Agreement shall apply in lieu of and notwithstanding the contents of any specific legend or statement associated with any particular information or material exchanged. The duties of the parties shall be determined exclusively by the terms and conditions of this Agreement, which constitutes the complete understanding between the parties with respect to the subject matter hereof and supersedes any previous oral or written agreement with respect thereto.

BALL AEROSPACE & TECHNOLOGIES CORP.	DigitalGlobe, Inc

[**Redacted**]